Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. PRE-APPROVED DEFINED CONTRIBUTION PLAN FIDELITY BASIC PLAN DOCUMENT NO. 17 FMR LLC and its affiliates do not provide tax or legal advice. Nothing herein or in any attachments hereto should be construed, or relied upon, as tax or legal advice. IRS CIRCULAR 230 DISCLOSURE: To the extent this document (including attachments), mentions or references any tax matter, it is not intended or written to be used, and cannot be used by the recipient or any other person, for the purpose of (1) avoiding penalties under the Internal Revenue Code or (2) promoting, marketing or recommending to another party the matter addressed herein. Please consult an independent tax advisor for advice on your particular circumstances. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. i PRE-APPROVED DEFINED CONTRIBUTION PLAN PREAMBLE. 1 ARTICLE 1. ADOPTION AGREEMENT. ........................................................................................................................... 1 ARTICLE 2. DEFINITIONS. ................................................................................................................................................. 1 2.01. DEFINITIONS. ....................................................................................................................................................... 1 2.02. INTERPRETATION AND CONSTRUCTION OF TERMS. ......................................................................................... 11 2.03. SPECIAL EFFECTIVE DATES. ............................................................................................................................. 11 ARTICLE 3. SERVICE. ....................................................................................................................................................... 11 3.01. CREDITING OF ELIGIBILITY SERVICE. .............................................................................................................. 11 3.02. RE-CREDITING OF ELIGIBILITY SERVICE FOLLOWING TERMINATION OF EMPLOYMENT. ........................... 12 3.03. CREDITING OF VESTING SERVICE. .................................................................................................................... 12 3.04. APPLICATION OF VESTING SERVICE TO A PARTICIPANT'S ACCOUNT FOLLOWING A BREAK IN VESTING SERVICE. ............................................................................................................................................................ 12 3.05. SERVICE WITH PREDECESSOR EMPLOYER. ...................................................................................................... 12 3.06. CHANGE IN SERVICE CREDITING ...................................................................................................................... 12 ARTICLE 4. PARTICIPATION. ......................................................................................................................................... 12 4.01. DATE OF PARTICIPATION. ................................................................................................................................. 12 4.02. TRANSFERS OUT OF COVERED EMPLOYMENT. ................................................................................................ 13 4.03. TRANSFERS INTO COVERED EMPLOYMENT. .................................................................................................... 13 4.04. RESUMPTION OF PARTICIPATION FOLLOWING REEMPLOYMENT. .................................................................. 13 ARTICLE 5. CONTRIBUTIONS. ....................................................................................................................................... 13 5.01. CONTRIBUTIONS SUBJECT TO LIMITATIONS. ................................................................................................... 13 5.02. COMPENSATION TAKEN INTO ACCOUNT IN DETERMINING CONTRIBUTIONS ................................................. 13 5.03. DEFERRAL CONTRIBUTIONS. ............................................................................................................................ 13 5.04. EMPLOYEE CONTRIBUTIONS. ............................................................................................................................ 15 5.05. NO DEDUCTIBLE EMPLOYEE CONTRIBUTIONS. ............................................................................................... 15 5.06. ROLLOVER CONTRIBUTIONS. ............................................................................................................................ 16 5.07. QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS. ............................................................................... 17 5.08. MATCHING EMPLOYER CONTRIBUTIONS. ........................................................................................................ 17 5.09. QUALIFIED MATCHING EMPLOYER CONTRIBUTIONS. ..................................................................................... 18 5.10. NONELECTIVE EMPLOYER CONTRIBUTIONS. ................................................................................................... 18 5.11. VESTED INTEREST IN CONTRIBUTIONS. ............................................................................................................ 19 5.12. TIME FOR MAKING CONTRIBUTIONS. ............................................................................................................... 19 5.13. EXCLUSIVE BENEFIT AND RETURN OF EMPLOYER CONTRIBUTIONS. ............................................................. 20 5.14. FROZEN PLAN. ................................................................................................................................................... 20 ARTICLE 6. LIMITATIONS ON CONTRIBUTIONS. .................................................................................................... 20 6.01. SPECIAL DEFINITIONS. ...................................................................................................................................... 20 6.02. CODE SECTION 402(G) LIMIT ON DEFERRAL CONTRIBUTIONS. ...................................................................... 26 6.03. ADDITIONAL LIMIT ON DEFERRAL CONTRIBUTIONS ("ADP" TEST). ............................................................ 26 6.04. ALLOCATION AND DISTRIBUTION OF "EXCESS CONTRIBUTIONS". ................................................................ 27 6.05. REDUCTIONS IN DEFERRAL OR EMPLOYEE CONTRIBUTIONS TO MEET CODE REQUIREMENTS. .................. 28 6.06. LIMIT ON MATCHING EMPLOYER CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS ("ACP" TEST). ...... 28 6.07. ALLOCATION, DISTRIBUTION, AND FORFEITURE OF "EXCESS AGGREGATE CONTRIBUTIONS". .................. 29 DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. ii 6.08. INCOME OR LOSS ON DISTRIBUTABLE CONTRIBUTIONS. ................................................................................. 29 6.09. DEEMED SATISFACTION OF "ADP" TEST. ....................................................................................................... 30 6.10. DEEMED SATISFACTION OF "ACP" TEST WITH RESPECT TO MATCHING EMPLOYER CONTRIBUTIONS. .... 31 6.11. CHANGING TESTING METHODS ........................................................................................................................ 32 6.12. CODE SECTION 415 LIMITATIONS. .................................................................................................................... 33 ARTICLE 7. PARTICIPANTS' ACCOUNTS. ................................................................................................................... 34 7.01. INDIVIDUAL ACCOUNTS. .................................................................................................................................... 34 7.02. VALUATION OF ACCOUNTS................................................................................................................................ 35 ARTICLE 8. INVESTMENT OF CONTRIBUTIONS. ..................................................................................................... 35 8.01. MANNER OF INVESTMENT. ................................................................................................................................ 35 8.02. INVESTMENT DECISIONS. .................................................................................................................................. 35 8.03. PARTICIPANT DIRECTIONS TO TRUSTEE. ......................................................................................................... 36 8.04. LIFE INSURANCE. ............................................................................................................................................... 36 ARTICLE 9. PARTICIPANT LOANS. ............................................................................................................................... 36 9.01. SPECIAL DEFINITION. ........................................................................................................................................ 36 9.02. PARTICIPANT LOANS. ........................................................................................................................................ 36 9.03. SEPARATE LOAN PROCEDURES. ........................................................................................................................ 36 9.04. AVAILABILITY OF LOANS. ................................................................................................................................. 37 9.05. LIMITATION ON LOAN AMOUNT. ...................................................................................................................... 37 9.06. INTEREST RATE. ................................................................................................................................................ 37 9.07. LEVEL AMORTIZATION. .................................................................................................................................... 37 9.08. SECURITY. .......................................................................................................................................................... 37 9.09. LOAN REPAYMENTS. .......................................................................................................................................... 37 9.10. DEFAULT. ........................................................................................................................................................... 37 9.11. EFFECT OF TERMINATION WHERE PARTICIPANT HAS OUTSTANDING LOAN BALANCE. ............................... 38 9.12. DEEMED DISTRIBUTIONS UNDER CODE SECTION 72(P)................................................................................... 38 9.13. DETERMINATION OF VESTED INTEREST UPON DISTRIBUTION WHERE PLAN LOAN IS OUTSTANDING. ........ 38 ARTICLE 10. IN-SERVICE WITHDRAWALS. ................................................................................................................. 38 10.01. AVAILABILITY OF IN-SERVICE WITHDRAWALS. .............................................................................................. 38 10.02. WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS. .............................................................................................. 39 10.03. WITHDRAWAL OF ROLLOVER CONTRIBUTIONS............................................................................................... 39 10.04. AGE 59 1/2 WITHDRAWALS. .............................................................................................................................. 39 10.05. HARDSHIP WITHDRAWALS. ............................................................................................................................... 39 10.06. ADDITIONAL IN-SERVICE WITHDRAWAL RULES. ............................................................................................ 40 10.07. RESTRICTIONS ON IN-SERVICE WITHDRAWALS. ............................................................................................. 40 10.08. QUALIFIED RESERVIST DISTRIBUTIONS. .......................................................................................................... 40 10.09. AGE 62 DISTRIBUTION OF MONEY PURCHASE BENEFITS. ............................................................................... 41 ARTICLE 11. RIGHT TO BENEFITS.................................................................................................................................. 41 11.01. NORMAL OR EARLY RETIREMENT. ................................................................................................................... 41 11.02. LATE RETIREMENT. ........................................................................................................................................... 41 11.03. DISABILITY RETIREMENT. ................................................................................................................................. 41 11.04. DEATH. ............................................................................................................................................................... 41 11.05. OTHER TERMINATION OF EMPLOYMENT. ........................................................................................................ 42 11.06. APPLICATION FOR DISTRIBUTION. .................................................................................................................... 42 11.07. APPLICATION OF VESTING SCHEDULE FOLLOWING PARTIAL DISTRIBUTION. ............................................... 42 11.08. FORFEITURES. .................................................................................................................................................... 42 11.09. APPLICATION OF FORFEITURES. ....................................................................................................................... 42 11.10. REINSTATEMENT OF FORFEITURES. ................................................................................................................. 43 DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. iii 11.11. ADJUSTMENT FOR INVESTMENT EXPERIENCE. ................................................................................................ 43 ARTICLE 12. DISTRIBUTIONS. .......................................................................................................................................... 43 12.01. RESTRICTIONS ON DISTRIBUTIONS. .................................................................................................................. 43 12.02. TIMING OF DISTRIBUTION FOLLOWING RETIREMENT OR TERMINATION OF EMPLOYMENT. ....................... 44 12.03. PARTICIPANT CONSENT TO DISTRIBUTION. ..................................................................................................... 44 12.04. REQUIRED COMMENCEMENT OF DISTRIBUTION TO PARTICIPANTS. .............................................................. 44 12.05. REQUIRED COMMENCEMENT OF DISTRIBUTION TO BENEFICIARIES. ............................................................. 45 12.06. WHEREABOUTS OF PARTICIPANTS AND BENEFICIARIES. ................................................................................ 46 ARTICLE 13. FORM OF DISTRIBUTION. ........................................................................................................................ 46 13.01. NORMAL FORM OF DISTRIBUTION UNDER PROFIT SHARING PLAN. ............................................................... 46 13.02. CASH OUT OF SMALL ACCOUNTS. .................................................................................................................... 46 13.03. MINIMUM DISTRIBUTIONS. ............................................................................................................................... 46 13.04. DIRECT ROLLOVERS. ......................................................................................................................................... 49 13.05. NOTICE REGARDING TIMING AND FORM OF DISTRIBUTION. .......................................................................... 50 13.06. DETERMINATION OF METHOD OF DISTRIBUTION. ........................................................................................... 50 13.07. NOTICE TO TRUSTEE. ........................................................................................................................................ 50 ARTICLE 14. SUPERSEDING ANNUITY DISTRIBUTION PROVISIONS. ................................................................. 51 14.01. SPECIAL DEFINITIONS. ...................................................................................................................................... 51 14.02. APPLICABILITY. ................................................................................................................................................. 51 14.03. ANNUITY FORM OF PAYMENT. .......................................................................................................................... 51 14.04. "QUALIFIED JOINT AND SURVIVOR ANNUITY" AND "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" REQUIREMENTS. .............................................................................................................................. 52 14.05. WAIVER OF THE "QUALIFIED JOINT AND SURVIVOR ANNUITY" AND/OR "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" RIGHTS. ......................................................................................................................... 52 14.06. SPOUSE'S CONSENT TO WAIVER. ...................................................................................................................... 53 14.07. NOTICE REGARDING "QUALIFIED JOINT AND SURVIVOR ANNUITY". ............................................................ 53 14.08. NOTICE REGARDING "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY". ................................................. 53 14.09. FORMER SPOUSE. ............................................................................................................................................... 53 ARTICLE 15. TOP-HEAVY PROVISIONS. ........................................................................................................................ 53 15.01. DEFINITIONS. ..................................................................................................................................................... 53 15.02. APPLICATION. .................................................................................................................................................... 55 15.03. MINIMUM CONTRIBUTION. ............................................................................................................................... 55 15.04. DETERMINATION OF MINIMUM REQUIRED CONTRIBUTION. ........................................................................... 56 15.05. ACCELERATED VESTING. .................................................................................................................................. 56 15.06. EXCLUSION OF COLLECTIVELY-BARGAINED EMPLOYEES. ............................................................................. 56 ARTICLE 16. AMENDMENT AND TERMINATION. ...................................................................................................... 56 16.01. AMENDMENTS BY THE EMPLOYER THAT DO NOT AFFECT PRE-APPROVED STATUS. ..................................... 56 16.02. AMENDMENTS BY THE EMPLOYER ADOPTING PROVISIONS NOT INCLUDED IN PRE-APPROVED PLAN, THROUGH THE PLAN SUPERSEDING PROVISIONS ADDENDUM. ........................................................................ 57 16.03. AMENDMENT BY THE PRE-APPROVED PLAN PROVIDER. ................................................................................. 57 16.04. AMENDMENTS AFFECTING VESTED INTEREST AND/OR ACCRUED BENEFITS. ................................................ 57 16.05. RETROACTIVE AMENDMENTS MADE BY PRE-APPROVED PLAN PROVIDER. ................................................... 57 16.06. TERMINATION AND DISCONTINUATION OF CONTRIBUTIONS. .......................................................................... 57 16.07. DISTRIBUTION UPON TERMINATION OF THE PLAN. .......................................................................................... 58 16.08. MERGER OR CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS. .......................................................... 58 ARTICLE 17. AMENDMENT AND CONTINUATION OF PRIOR PLAN; TRANSFER OF FUNDS TO OR FROM OTHER QUALIFIED PLANS. ................................................................................................................................. 58 DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. iv 17.01. AMENDMENT AND CONTINUATION OF PRIOR PLAN. ........................................................................................ 58 17.02. TRANSFER OF FUNDS FROM AN EXISTING PLAN............................................................................................... 59 17.03. TRANSFER OF ASSETS FROM TRUST. ................................................................................................................ 60 ARTICLE 18. MISCELLANEOUS. ...................................................................................................................................... 61 18.01. COMMUNICATION TO PARTICIPANTS. ............................................................................................................... 61 18.02. LIMITATION OF RIGHTS. ................................................................................................................................... 61 18.03. NONALIENABILITY OF BENEFITS. ...................................................................................................................... 61 18.04. QUALIFIED DOMESTIC RELATIONS ORDERS PROCEDURES. ............................................................................ 61 18.05. APPLICATION OF PLAN PROVISIONS FOR MULTIPLE EMPLOYER PLANS. ....................................................... 62 18.06. VETERANS REEMPLOYMENT RIGHTS. .............................................................................................................. 62 18.07. FACILITY OF PAYMENT. .................................................................................................................................... 62 18.08. INFORMATION BETWEEN EMPLOYER AND/OR ADMINISTRATOR AND TRUSTEE. ............................................ 62 18.09. EFFECT OF FAILURE TO QUALIFY UNDER CODE. ............................................................................................ 62 18.10. DIRECTIONS, NOTICES AND DISCLOSURE. ........................................................................................................ 62 18.11. GOVERNING LAW. ............................................................................................................................................. 63 18.12. DISCHARGE OF DUTIES BY FIDUCIARIES. ......................................................................................................... 63 ARTICLE 19. PLAN ADMINISTRATION. ......................................................................................................................... 63 19.01. POWERS AND RESPONSIBILITIES OF THE ADMINISTRATOR. ............................................................................ 63 19.02. NONDISCRIMINATORY EXERCISE OF AUTHORITY. .......................................................................................... 63 19.03. CLAIMS AND REVIEW PROCEDURES. ................................................................................................................ 63 19.04. NAMED FIDUCIARY. ........................................................................................................................................... 64 19.05. COSTS OF ADMINISTRATION. ............................................................................................................................ 64 ADDENDUM RE: THE BIPARTISAN BUDGET ACT OF 2018, AND CODE SECTIONS 401(K) AND 401(M) 2019 FINAL HARDSHIP REGULATIONS .......................................................................................................................... 65 AMENDMENT TO FIDELITY BASIC PLAN DOCUMENT NO. 17 RE: CORONAVIRUS AID, RELIEF, AND ECONOMIC SECURITY ACT.............................................................................................................................................. 67 DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 1 Preamble. This Pre-Approved Plan consists of two parts: (1) an Adoption Agreement that is a separate document incorporated by reference into this Basic Plan Document; and (2) this Basic Plan Document. Each part of the Pre-Approved Plan contains substantive provisions that are integral to the operation of the plan. The Adoption Agreement is the means by which an adopting Employer elects the optional provisions that shall apply under its plan. The Basic Plan Document describes the standard provisions elected in the Adoption Agreement. The Pre-Approved Plan is intended to qualify under Code Section 401(a). Depending upon the Adoption Agreement completed by an adopting Employer, the Pre-Approved Plan may be used to implement a profit sharing plan with or without a cash or deferred arrangement intended to qualify under Code Section 401(k). To the extent the Employer selects provisions available to it through an Addendum to the Adoption Agreement, such Addendum will be included with the Plan’s Adoption Agreement and the provisions in such Addendum will supplement or alter provisions appearing in the Adoption Agreement in the manner described within that Addendum. Provisions appearing on the Plan Superseding Provisions Addendum of the Adoption Agreement, if present, supersede any conflicting provisions appearing in the Adoption Agreement, Basic Plan Document or any addendum to either in the manner described therein. Article 1. Adoption Agreement. Article 2. Definitions. 2.01. Definitions. Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context: (a) "Account" means an account established for the purpose of recording any contributions made on behalf of a Participant and any income, expenses, gains, or losses incurred thereon. The Administrator shall establish and maintain sub-accounts within a Participant's Account as necessary to depict accurately a Participant's interest under the Plan. (b) "Active Participant" means any Eligible Employee who has met the requirements of Article 4 to participate in the Plan and who may be entitled to receive allocations under the Plan. (c) "Administrator" means the Employer adopting this Plan, as listed in Subsection 1.02(a) of the Adoption Agreement, or another person or entity designated by the Employer in Subsection 1.01(c) of the Adoption Agreement. (d) "Adoption Agreement" means Article 1, under which the Employer establishes and adopts, or amends the Plan and designates the optional provisions selected by the Employer. The provisions of the Adoption Agreement shall be an integral part of the Plan. (e) "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or in any other form permitted under the Plan. (f) "Basic Plan Document" means this Fidelity Pre-Approved Plan document, qualified with the Internal Revenue Service as Basic Plan Document No. 17. (g) "Beneficiary" means the person or persons (including a trust) entitled under Section 11.04 or 14.04 to receive benefits under the Plan upon the death of a Participant. (h) "Break in Vesting Service" means, unless provided otherwise in the Adoption Agreement, a 12- consecutive-month period beginning on an Employee's Severance Date or any anniversary thereof in which the Employee is not credited with an Hour of Service. Notwithstanding the foregoing, the following special rules apply in determining whether an Employee who is on leave has incurred a Break in Vesting Service: (1) If an individual is absent from work because of maternity/paternity leave on the first anniversary of his Severance Date, the 12-consecutive-month period beginning on the individual's Severance Date shall not constitute a Break in Vesting Service. For purposes of this paragraph, "maternity/paternity leave" means a leave of absence (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 2 child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by the individual, or (iv) for purposes of caring for a child for the period beginning immediately following such birth or placement. (2) If an individual is absent from work because of FMLA leave and returns to employment with the Employer or a Related Employer following such FMLA leave, he shall not incur a Break in Vesting Service due to such FMLA leave. For purposes of this paragraph, "FMLA leave" means an approved leave of absence pursuant to the Family and Medical Leave Act of 1993. (i) "Catch-Up Contribution" means any Deferral Contribution made to the Plan by the Employer in accordance with the provisions of Subsection 5.03(a). (j) "Code" means the Internal Revenue Code of 1986, as amended from time to time. (k) "Compensation" means the base compensation described in (1) below paid or made available to an Eligible Employee by the Employer (in the course of the Employer's trade or business) for services to the Employer as an Eligible Employee with the adjustments described in (2) below. (1) Base Compensation. One of the following shall be elected by the Employer in Subsection 1.05(a) as the base compensation: (A) The W-2 definition shall include wages as defined in Code Section 3401(a) (for purposes of income tax withholding at the source) plus amounts that would be included in wages but for an election under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b) and all other payments of compensation to an Eligible Employee for which the Employer is required to furnish the Eligible Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)). (B) The Code Section 3401(a) wages definition shall include wages within the meaning of Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)) plus amounts that would be included in wages but for an election under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b). (C) The Code Section 415 definition shall include wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includible in gross income (or would have been includible in gross income but for the Eligible Employee’s election under Code Section 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b), or 457(b)), including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c)of the Income Tax Regulations), and excluding the following: (i) Employer contributions (other than elective contributions described in Code Section 402(e)(3), 408(k)(6), 408(p)(2)(A)(i), or 457(b)) to a plan of deferred compensation (including a simplified employee pension described in Code Section 408(k) or a simple retirement account described in Code Section 408(p), and whether or not qualified) to the extent such contributions are not includible in the employee’s gross income for the taxable year in which contributed, and any distributions (whether or not includible in gross income when distributed) from a plan of deferred compensation (whether or not qualified), other than, if the employer so elects in the Compensation Addendum to the Adoption Agreement, amounts received during the year by an DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 3 employee pursuant to a nonqualified unfunded deferred compensation plan to the extent includible in gross income; (ii) Amounts realized from the exercise of a nonstatutory stock option (that is, an option other than a statutory stock option as defined in Section 1.421-1(b) of the Treasury Regulations), or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option; (iv) Other amounts that receive special tax benefits, such as premiums for group- term life insurance (but only to the extent that the premiums are not includible in the gross income of the employee and are not salary reduction amounts that are described in Code Section 125); (v) Other items of remuneration that are similar to any of the items listed in (i) through (iv). (2) Adjustments. Self-Employed Individuals will have the Compensation described in (A) below. Unless specifically excluded by the Employer’s election in Subsection 1.05(b), the amounts described in (B) shall be included in Compensation. Additionally, Compensation excludes any amounts elected by the Employer in Subsection 1.05(b) or (c), as applicable, of the Adoption Agreement and any severance amounts (for purposes of this Subsection 2.01(j), “severance amounts” are amounts paid after severance from employment except any such amounts described in (B) below). Deemed Code Section 125 compensation (amounts under a plan of the Employer that are not available to a Participant in cash in lieu of group health coverage, because the Participant is unable to certify that he has other health coverage) shall only be included in the definition of Compensation if so elected by the Employer on the Compensation Addendum to the Adoption Agreement. (A) Self-Employed Individuals. Notwithstanding the foregoing, for any Self-Employed Individual, Compensation means Earned Income; provided, however, that if the Employer elects to exclude specified items from Compensation, such Earned Income shall be adjusted in a similar manner so that it is equivalent under regulations issued under Code Section 414(s) to Compensation for Participants who are not Self-Employed Individuals. "Earned Income" means the net earnings of a Self-Employed Individual derived from the trade or business with respect to which the Plan is established and for which the personal services of such individual are a material income-providing factor, excluding any items not included in gross income and the deductions allocated to such items, except that net earnings shall be determined with regard to the deduction allowed under Code Section 164(f), to the extent applicable to the Employer. Net earnings shall be reduced by contributions of the Employer to any qualified plan, to the extent a deduction is allowed to the Employer for such contributions under Code Section 404. (B) Includable Amounts. Unless otherwise elected by the Employer in Subsection 1.05(b) or (c), as applicable, of the Adoption Agreement, Compensation includes the following: (i) Differential Wages as defined below; and (ii) any of the following, provided payment is made within the post-severance period defined below: (I) a payment of regular compensation for services during the Eligible Employee’s regular working hours, or compensation for services outside the Eligible Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments to the extent such payment would have been made prior to a severance from employment if the Eligible Employee had continued in employment with the Employer; DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 4 (II) payments for “unused leave” (i.e., unused accrued bona fide sick, vacation, or other leave, but only if the Eligible Employee would have been able to use the leave if employment had continued); and (III) payments received by a Participant pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Participant at the same time if the Participant had not severed employment and only to the extent that the payment is includible in the Participant’s gross income. The following terms have the following meanings: (C) An Eligible Employee has a “severance from employment” when (i) the employee ceases to be an employee of an employer (applying the aggregation rules in Code Section 414) maintaining a plan and (ii) in connection with a change of employment, the individual’s new employer does not maintain such plan with respect to the individual. The determination of whether an Eligible Employee ceases to be an employee of an employer maintaining a plan is based on all of the relevant facts and circumstances. (D) “Differential Wages” means Compensation paid to an Employee by the Employer with regard to military service meeting the definition of differential wage payment found in Code Section 3401(h)(2). (E) The "post-severance period" means the period beginning on the Eligible Employee's severance from employment and ending on the later of (i) 2-1/2 months after or (ii) the end of the Limitation Year that includes the date of the Eligible Employee’s severance from employment. (3) Timing Rules. Compensation shall generally be based on the amount actually paid or made available to the Eligible Employee during the Plan Year or, for purposes of Article 5, if so elected by the Employer in Subsection 1.05(c) of the Adoption Agreement, during that portion of the Plan Year during which the Eligible Employee is an Active Participant. Compensation is treated as paid on a date if it is actually paid on that date or it would have been paid on that date but for an election under Code Section 125, 132(f)(4), 401(k), 403(b), 408(k), 408(p)(2)(A)(i), or 457(b). If the Plan Year and the Limitation Year are based on the same 12-month period, Compensation may include amounts earned, but not paid during the Plan Year solely because of the timing of pay periods and pay dates, provided: (A) such amounts are paid during the first few weeks of the next Plan Year; (B) such amounts are included on a uniform and consistent basis with respect to all similarly situated Participants; and (C) no such amounts are included in more than one Plan Year. (4) Short Plan Years. If the initial Plan Year of a new plan consists of fewer than 12 months, calculated from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of such initial Plan Year, Compensation for such initial Plan Year shall be determined from such Effective Date through the end of the initial Plan Year. Notwithstanding the foregoing, if selected in Subsection 1.05 of the Adoption Agreement, for purposes of allocating Nonelective Employer Contributions under Section 1.12 of the Adoption Agreement (other than 401(k) Safe Harbor Nonelective Employer Contributions), Compensation for the initial Plan Year shall be determined by using the 12- month period ending on the last day of the Plan Year. (5) Annual Compensation Limit (Code Section 401(a)(17) Limit). The annual Compensation of each Active Participant taken into account for determining benefits provided under the Plan for any 12-month determination period shall not exceed the annual Compensation limit under Code Section 401(a)(17) as in effect on the first day of the determination period (e.g., $275,000 for determination periods beginning in 2018). A "determination period" means the Plan Year or other 12-consecutive-month period over which Compensation is otherwise determined for purposes of the Plan (e.g., the Limitation Year). DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 5 The annual Compensation limit under Code Section 401(a)(17) shall be adjusted by the Secretary to reflect increases in the cost of living, as provided in Code Section 401(a)(17)(B); provided, however, that the dollar increase in effect on January 1 of any calendar year is effective for determination periods beginning in such calendar year. If a Plan determines Compensation over a determination period that contains fewer than 12 calendar months (a "short determination period"), then the Compensation limit for such "short determination period" is equal to the Compensation limit for the calendar year in which the "short determination period" begins multiplied by the ratio obtained by dividing the number of months (counting any portion of a month as a whole month) in the "short determination period" by 12; provided, however, that such proration shall not apply if there is a "short determination period" due to the Employer’s election in Subsection 1.05(c) of the Adoption Agreement to determine contributions based only on Compensation paid during the portion of the Plan Year during which an individual was an Active Participant. Rather than requiring an Active Participant to cease making Deferral Contributions for a Plan Year after his Compensation has reached the annual Compensation limit under Code Section 401(a)(17), an Active Participant may make Deferral Contributions until his total Deferral Contributions for a Plan Year equals the product of (i) such Active Participant's Compensation for the Plan Year up to the annual Compensation limit multiplied by (ii) the deferral limit specified in Subsection 1.07(a)(1)(A) of the Adoption Agreement or Subsection 5.03(a), as applicable. Also, rather than requiring an Active Participant to cease making Employee Contributions once the annual Compensation limit is reached, an Active Participant may make Employee Contributions until his total Employee Contributions for a Plan Year equals the product of (i) such Active Participant's Compensation for the Plan Year up to the annual Compensation limit multiplied by (ii) the contribution limit specified in Subsection 1.08(a) of the Adoption Agreement or Section 6.05, as applicable. (l) "Contribution Period" means the period for which Matching Employer and Nonelective Employer Contributions are made and calculated. The Contribution Period for Matching Employer Contributions described in Subsection 1.11 of the Adoption Agreement is the period specified by the Employer in Subsection 1.11(d) of the Adoption Agreement. The Contribution Period for Nonelective Employer Contributions is the Plan Year, unless the Employer designates a different Contribution Period in Subsection 1.12(c) of the Adoption Agreement. (m) "Deferral Contribution" means any contribution made to the Plan by the Employer in accordance with the provisions of Section 5.03. (n) "Early Retirement Age" means the early retirement age specified in Subsection 1.14(b) of the Adoption Agreement, if any. (o) "Effective Date" means the effective date specified by the Employer in Subsection 1.01(g)(1). The Employer may select special Effective Dates with respect to specified Plan provisions, as set forth in Section (a) of the Special Effective Dates Addendum to the Adoption Agreement. In the event that another plan is merged into and made a part of the Plan, the effective date of the merger shall be reflected in the Plan Mergers Addendum to the Adoption Agreement. Any Effective Date which is given in the Plan shall be construed to mean that the prior provision or merging plan existed until the last minute of the last day prior to that Effective Date and that the new provision or merger is effective on the first minute of the stated Effective Date. (p) "Eligibility Computation Period" means each 12-consecutive-month period beginning with an Employee's Employment Commencement Date and each anniversary thereof. (q) "Eligibility Service" means an Employee's service that is taken into account in determining his eligibility to participate in the Plan as may be required under Subsection 1.04(b) of the Adoption Agreement. Eligibility Service shall be credited in accordance with Article 3. (r) "Eligible Employee" means any Employee of the Employer who is in the class of Employees eligible to participate in the Plan. The Employer must specify in Subsection 1.04(d) of the Adoption Agreement any Employee or class of Employees not eligible to participate in the Plan. Regardless of the provisions of Subsection 1.04(d), the following Employees are automatically excluded from eligibility to participate in the Plan: DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 6 (1) any individual who is a signatory to a contract, letter of agreement, or other document that acknowledges his status as an independent contractor not entitled to benefits under the Plan or any individual (other than a Self-Employed Individual) who is not otherwise classified by the Employer as a common law employee, even if such independent contractor or other individual is later determined to be a common law employee; and (2) any Employee who is a resident of Puerto Rico. If the Employer elects, in Subsection 1.04(d)(2)(A) of the Adoption Agreement, to exclude collective bargaining employees from the eligible class, the exclusion applies to any Employee of the Employer included in any unit of Employees covered by a collective bargaining agreement between employee representatives and one or more employers, unless the collective bargaining agreement requires the Employee to be covered under the Plan. The term "employee representatives" does not include any organization more than half the members of which are owners, officers, or executives of the Employer. If the Employer does not elect, in Subsection 1.04(d)(2)(C) of the Adoption Agreement, to exclude Leased Employees from the eligible class, contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer and there shall be no duplication of benefits under this Plan. Anything to the contrary herein notwithstanding, unless the Employer elects to exclude statutory employees who are full-time life insurance salespersons (as described in Code Section 7701(a)(20)) from the eligible class in Subsection 1.04(d)(2)(E) of the Adoption Agreement, such statutory employees are Eligible Employees. (s) "Employee" means any common law employee (or statutory employee who is a full-time life insurance salesperson as described in Code Section 7701(a)(20)) of the Employer or a Related Employer, any Self-Employed Individual, and any Leased Employee. Notwithstanding the foregoing, a Leased Employee shall not be considered an Employee if Leased Employees do not constitute more than 20 percent of the Employer's non-highly compensated work-force (taking into account all Related Employers) and the Leased Employee is covered by a money purchase pension plan maintained by the leasing organization and providing (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined for purposes of Code Section 415(c)(3), (2) full and immediate vesting, and (3) immediate participation by each employee of the leasing organization. (t) "Employee Contribution" means any after-tax contribution made by an Active Participant to the Plan. (u) "Employer" means the employer named in Subsection 1.02(a) of the Adoption Agreement and any Related Employer designated in the Participating Employers Addendum to the Adoption Agreement. If the Employer has elected in Subsection (c) of the Participating Employers Addendum to the Adoption Agreement that the term "Employer" includes all Related Employers, an employer that becomes a Related Employer as a result of an asset or stock acquisition, merger or other similar transaction shall not be included in the term "Employer" for periods prior to the first day of the second Plan Year beginning after the date of such transaction, unless the Employer has designated therein to accept such Related Employer as a participating employer prior to that date. Notwithstanding the foregoing, the term "Employer" for purposes of authorizing any particular action under the Plan means solely the employer named in Subsection 1.02(a). If the organization or other entity named in the Adoption Agreement is a sole proprietor or a professional corporation and the sole proprietor of such proprietorship or the sole shareholder of the professional corporation dies, then the legal representative of such sole proprietor or shareholder shall be deemed to be the Employer until such time as, through the disposition of such sole proprietor's or sole shareholder's estate or otherwise, any organization or other entity succeeds to the interests of the sole proprietor in the proprietorship or the sole shareholder in the professional corporation. The legal representative of a sole proprietor or shareholder shall be (1) the person appointed as such by the sole proprietor or shareholder prior to his death under a legally enforceable power of attorney, or, if none, (2) the executor or administrator of the sole proprietor's or shareholder's estate. If a participating Employer designated through Subsection 1.02(b) of the Adoption Agreement is not related to the Employer (hereinafter "un-Related Employer"), the term "Employer" includes such un-Related Employer and the provisions of Section 18.05 shall apply. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 7 (v) "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service. (w) "Entry Date" means the date(s) specified by the Employer in Subsection 1.04(e) of the Adoption Agreement as of which an Eligible Employee who has met the applicable eligibility requirements begins to participate in the Plan. The Employer may specify different Entry Dates for purposes of eligibility to participate in the Plan for purposes of (1) making Deferral Contributions and (2) receiving allocations of Matching and/or Nonelective Employer Contributions. (x) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended. (y) "401(k) Safe Harbor Matching Employer Contribution" means any Matching Employer Contribution made by the Employer to the Plan in accordance with Subsection 1.11(a)(3) or the Matching Employer Contributions Addendum to the Adoption Agreement, Section 5.08, and Section 6.09, that is intended to satisfy the requirements of Code Section 401(k)(12)(B) or 401(k)(13)(D)(i)(I). 401(k) Safe Harbor Matching Employer Contributions are subject to the same distribution restrictions as Qualified Matching Employer Contributions pursuant to applicable regulations and will only satisfy the “ACP” test if the requirements of Section 6.10 are met. (z) "401(k) Safe Harbor Nonelective Employer Contribution" means any Nonelective Employer Contribution made by the Employer to the Plan in accordance with Subsection 1.12(a)(3) or the Nonelective Employer Contributions Addendum to the Adoption Agreement, Section 5.10, and Section 6.09, that is intended to satisfy the requirements of Code Section 401(k)(12)(C) or 401(k)(13)(D)(i)(II). 401(k) Safe Harbor Nonelective Employer Contributions are subject to the same distribution restrictions as Qualified Nonelective Employer Contributions pursuant to applicable regulations and will only satisfy the “ACP” test if the requirements of Section 6.10 are met. (aa) "Fund Share" means the share, unit, or other evidence of ownership in a Permissible Investment. (bb) "Highly Compensated Employee" means both highly compensated active Employees and highly compensated former Employees. A highly compensated active Employee includes any Employee who performs service for the Employer during the "determination year" and who (1) at any time during the "determination year" or the "look-back year" was a five percent owner or (2) received “415 Compensation” (as defined in Section 6.01(m)) from the Employer during the "look-back year" in excess of the dollar amount specified in Code Section 414(q)(1)(B)(i) adjusted pursuant to Code Section 415(d) (e.g., $120,000 for "determination years" beginning in 2018 and "look-back years" beginning in 2017) and, if elected by the Employer in Subsection 1.06(d)(1) of the Adoption Agreement, was a member of the top-paid group for such year. For this purpose, the "determination year" shall be the Plan Year. The "look-back year" shall be the twelve-month period immediately preceding the "determination year", unless the Employer has elected in Subsection 1.06(c)(1) of the Adoption Agreement to make the "look-back year" the calendar year beginning within the preceding Plan Year. A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the "determination year", performs no service for the Employer during the "determination year", and was a highly compensated active Employee for either the separation year or any "determination year" ending on or after the Employee's 55th birthday, as determined under the rules in effect for determining Highly Compensated Employees for such separation year or "determination year". The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, shall be made in accordance with Code Section 414(q) and the Treasury Regulations issued thereunder. For purposes of this Subsection 2.01(bb), if the initial Plan Year of a new plan consists of fewer than 12 months, calculated from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of such initial Plan Year, Compensation for such initial Plan Year shall be determined over the 12-month period ending on the last day of the Plan Year. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 8 (cc) "Hour of Service", with respect to any individual, means: (1) Each hour for which the individual is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer, each such hour to be credited to the individual for the Eligibility Computation Period in which the duties were performed; (2) Each hour for which the individual is directly or indirectly paid, or entitled to payment, by the Employer or a Related Employer (including payments made or due from a trust fund or insurer to which the Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the individual for the Eligibility Computation Period in which such period of time occurs, subject to the following rules: (A) No more than 501 Hours of Service shall be credited under this paragraph (2) on account of any single continuous period during which the individual performs no duties, unless the individual performs no duties because of military duty, the individual's employment rights are protected by law, and the individual returns to employment with the Employer or a Related Employer during the period that his employment rights are protected under Federal law; (B) Hours of Service shall not be credited under this paragraph (2) for a payment which solely reimburses the individual for medically-related expenses, or which is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws; and (C) If the period during which the individual performs no duties falls within two or more Eligibility Computation Periods and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such Eligibility Computation Periods on any reasonable basis consistently applied with respect to similarly situated individuals; (3) Each hour not counted under paragraph (1) or (2) for which he would have been scheduled to work for the Employer or a Related Employer during the period that he is absent from work because of military duty, provided the individual's employment rights are protected under Federal law and the individual returns to work with the Employer or a Related Employer during the period that his employment rights are protected, each such hour to be credited to the individual for the Eligibility Computation Period for which he would have been scheduled to work; and (4) Each hour not counted under paragraph (1), (2), or (3) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Employer or a Related Employer, shall be credited to the individual for the Eligibility Computation Period to which the award or agreement pertains rather than the Eligibility Computation Period in which the award, agreement, or payment is made. Hours of Service attributable to a predecessor employer pursuant to Section 3.05 shall be considered as Hours of Service attributable to the Employer. For purposes of paragraphs (2) and (4) above, Hours of Service shall be calculated in accordance with the provisions of Section 2530.200b-2(b) and (c) of the Department of Labor regulations, which are incorporated herein by reference. If the Employer does not maintain records that accurately reflect the actual Hours of Service to be credited to an Employee, 190 Hours of Service will be credited to the Employee for each month worked, unless the Employer has elected to credit Hours of Service in accordance with one of the other equivalencies set forth in paragraph (e) of Department of Labor Regulation Section 2530.200b-3, as provided in the Eligibility, Service and Vesting Addendum to the Adoption Agreement. (dd) "Inactive Participant" means any individual who was an Active Participant, but is no longer an Eligible Employee and who has an Account under the Plan. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 9 (ee) "Investment Fiduciary" means the Administrator or another person or entity designated by the Employer in Subsection 1.01(c) of the Adoption Agreement having the responsibility for all investment-related decisions described throughout the Plan, other than those made by Participants and Beneficiaries pursuant to Section 1.24 of the Adoption Agreement. (ff) "Leased Employee" means any individual who provides services to the Employer or a Related Employer (the "recipient") but is not otherwise an employee of the recipient if (1) such services are provided pursuant to an agreement between the recipient and any other person (the "leasing organization"), (2) such individual has performed services for the recipient (or for the recipient and any related persons within the meaning of Code Section 414(n)(6)) on a substantially full-time basis for at least one year, and (3) such services are performed under primary direction of or control by the recipient. The determination of who is a Leased Employee shall be made in accordance with any rules and regulations issued by the Secretary of the Treasury or his delegate. (gg) "Limitation Year" means the 12-consecutive-month period designated by the Employer in Subsection 1.01(f) of the Adoption Agreement. If no other Limitation Year is designated by the Employer, the Limitation Year shall be the calendar year. All qualified plans of the Employer and any Related Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made. (hh) "Matching Employer Contribution" means any contribution made by the Employer to the Plan in accordance with Section 5.08 or 5.09 on account of an Active Participant's eligible contributions, as elected by the Employer in Subsection 1.11(c) of the Adoption Agreement. (ii) "Nonelective Employer Contribution" means any contribution made by the Employer to the Plan in accordance with Section 5.10. (jj) "Non-Highly Compensated Employee" means any Employee who is not a Highly Compensated Employee. (kk) "Normal Retirement Age" means the normal retirement age specified in Subsection 1.14(a) of the Adoption Agreement. If the Employer enforces a mandatory retirement age in accordance with Federal law, the Normal Retirement Age is the lesser of that mandatory age or the age specified in Subsection 1.14(a). (ll) "Participant" means any individual who is either an Active Participant or an Inactive Participant. (mm) "Permissible Investment" means each investment available for investment of assets of the Plan as generally described in the Service Agreement. (nn) "Plan" means the plan established by the Employer in the form of the Pre-Approved Plan, as set forth herein as a new plan or as an amendment to an existing plan, by executing the Adoption Agreement, together with any and all amendments hereto. (oo) "Plan Year" means the 12-consecutive-month period ending on the date designated in Subsection 1.01(d) of the Adoption Agreement, except that the initial Plan Year of a new Plan may consist of fewer than 12 months, calculated from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of such initial Plan Year, in which event Compensation for such initial Plan Year shall be treated as provided in Subsection 2.01(k). Additionally, in the event the Plan has a short Plan year, i.e., a Plan Year consisting of fewer than 12 months, otherwise applicable limits and requirements that are applied on a Plan Year basis shall be prorated, but only if and to the extent required by law. (pp) "Pre-Approved Plan" means the Pre-Approved Provider’s plan as approved by the IRS. (qq) "Pre-Approved Plan Provider" means FMR LLC or its successor. (rr) "Qualified Matching Employer Contribution" means any contribution made by the Employer to the Plan on account of Deferral Contributions or Employee Contributions made by or on behalf of Active Participants in accordance with Section 5.09, that may be included in determining whether the Plan meets the "ADP" test described in Section 6.03. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 10 (ss) "Qualified Nonelective Employer Contribution" means any contribution made by the Employer to the Plan in accordance with Section 5.07. (tt) "Reemployment Commencement Date" means the date on which an Employee who terminates employment with the Employer and all Related Employers first performs an Hour of Service following such termination of employment. (uu) "Related Employer" means any employer other than the Employer named in Subsection 1.02(a) of the Adoption Agreement if the Employer and such other employer are members of a controlled group of corporations (as defined in Code Section 414(b)) or an affiliated service group (as defined in Code Section 414(m)), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under Code Section 414(o). (vv) "Required Beginning Date" means: (1) for a Participant who is not a five percent owner, April 1 of the calendar year following the calendar year in which occurs the later of (i) the Participant's retirement or (ii) the Participant's attainment of age 70 1/2; provided, however, that a Participant may elect to have his Required Beginning Date determined without regard to the provisions of clause (i). (2) for a Participant who is a five percent owner, April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Once the Required Beginning Date of a five percent owner or a Participant who has elected to have his Required Beginning Date determined in accordance with the provisions of Section 2.01(vv)(1)(ii) has occurred, such Required Beginning Date shall not be re-determined, even if the Participant ceases to be a five percent owner in a subsequent year or continues in employment with the Employer or a Related Employer. For purposes of this Subsection 2.01(vv), a Participant is treated as a five percent owner if such Participant is a five percent owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. (ww) "Rollover Contribution" means any distribution from an eligible retirement plan, as described in Section 5.06, that an Employee or Participant elects to contribute to the Plan, or have considered as contributed, in accordance with the provisions of Section 5.06. (xx) "Roth 401(k) Contribution" means any Deferral Contribution made to the Plan by the Employer in accordance with the provisions of Subsection 5.03(b) that is not excludable from gross income and is intended to satisfy the requirements of Code Section 402A. (yy) "Self-Employed Individual" means an individual who has Earned Income for the taxable year from the Employer or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year, including, but not limited to, a partner in a partnership, a sole proprietor, a member in a limited liability company or a shareholder in a subchapter S corporation. (zz) "Service Agreement" means the agreement between the Employer and the Pre-Approved Plan Provider (or an agent or affiliate of the Pre-Approved Plan Provider) relating to the provision of investment and other services to the Plan and shall include any addendum to the agreement and any other separate written agreement between the Employer and the Pre-Approved Plan Provider (or an agent or affiliate of the Pre-Approved Plan Provider) relating to the provision of services to the Plan. (aaa) "Severance Date" means the earlier of (i) the date an Employee retires, dies, quits, or is discharged from employment with the Employer and all Related Employers or (ii) the 12-month anniversary of the date on which the Employee was otherwise first absent from employment; provided, however, that if an individual terminates or is absent from employment with the Employer and all Related Employers because of military duty, such individual shall not incur a Severance Date if his employment rights are protected under Federal law and he returns to employment with the Employer or a Related Employer within the period during which he retains such employment DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 11 rights, but, if he does not return to such employment within such period, his Severance Date shall be the earlier of (1) the first anniversary of the date his absence commenced or (2) the last day of the period during which he retains such employment rights. (bbb) “Spouse” means the person to whom an individual is married for purposes of Federal income taxes. (ccc) "Trust" means the trust created by the Employer and the Trustee to hold the assets of the Plan. The provisions of the Plan override any conflicting provision contained in the Trust or any other custodial account or trust documents used with the Plan. (ddd) "Trust Agreement" means the separate agreement between the Employer and the Trustee under which the assets of the Plan are held, administered, and managed. (eee) "Trustee" means the individual(s) or entity designated as the Trustee under the Trust Agreement, or its successor or permitted assigns. The term Trustee shall include any delegate of the Trustee as may be provided in the Trust Agreement. (fff) "Trust Fund" means the property held in Trust by the Trustee for the benefit of Participants and their Beneficiaries. (ggg) "Vesting Service" means an Employee's service that is taken into account in determining his vested interest in his Matching Employer and Nonelective Employer Contributions sub-accounts as may be required under Section 1.16 of the Adoption Agreement. Vesting Service shall be credited in accordance with Article 3. 2.02. Interpretation and Construction of Terms. Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Pronouns used in the Plan are in the masculine gender but include all individuals. Wherever used herein, the singular shall include the plural, and the plural shall include the singular, unless the context requires otherwise. Any titles, headings and/or subheadings used in the Plan have been inserted for convenience of reference and are to be ignored in any construction of the Plan’s provisions. 2.03. Special Effective Dates. Some provisions of the Plan are only effective beginning as of a specified date or until a specified date. Any such special effective dates are specified within Plan text where applicable and are exceptions to the general Plan Effective Date as defined in Section 2.01(o). Article 3. Service. 3.01. Crediting of Eligibility Service. If the Employer has selected an Eligibility Service requirement in Subsection 1.04(b) of the Adoption Agreement for an Eligible Employee to become an Active Participant, Eligibility Service shall be credited to an Employee as follows: (a) If the Employer has selected the one year or two years requirement, an Employee shall be credited with a year of Eligibility Service for each Eligibility Computation Period during which the Employee has been credited with the number of Hours of Service specified in that Subsection, as applicable. An Eligible Employee who has attained the required number of Hours of Service shall be credited with that year of service on the last day of that Eligibility Computation Period. When the Employer has selected an eligibility requirement with a specified number of Hours of Service, such Hours of Service must be attained during an Eligibility Computation Period. (b) If the Employer has specified a number of months which requires a minimum number of Hours of Service during the Eligibility Computation Period as the requirement, an Employee shall be credited with Eligibility Service for each Eligibility Computation Period during which the Employee has been credited with the number of months specified within which the requisite number of Hours of Service has been earned or has earned the maximum number of Hours of Service specified, as applicable. (c) If the Employer has selected a days or months requirement which does not require a minimum number of Hours of Service during the Eligibility Computation Period, an Employee shall be credited with Eligibility Service for the aggregate of the periods beginning with the Employee's Employment Commencement Date (or Reemployment Commencement Date) and ending on his subsequent Severance Date; provided, however, that an Employee who has a Reemployment Commencement Date within the 12-consecutive-month period following the earlier of the first date of his absence or his Severance Date shall be credited with Eligibility Service for the period DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 12 between his Severance Date and his Reemployment Commencement Date. A day of Eligibility Service shall be credited for each day on which an Employee is credited with Eligibility Service. Months of Eligibility Service shall be measured from the Employee's Employment Commencement Date or Reemployment Commencement Date to the corresponding date in the applicable following month. 3.02. Re-Crediting of Eligibility Service Following Termination of Employment. An Employee whose employment with the Employer and all Related Employers terminates and who is subsequently reemployed by the Employer or a Related Employer shall be re-credited upon reemployment with his Eligibility Service earned prior to his termination of employment. 3.03. Crediting of Vesting Service. If the Plan provides for Matching Employer and/or Nonelective Employer Contributions that are not 100 percent vested when made, Vesting Service shall be credited to an Employee, subject to any modifications elected by the Employer in Section 1.16 of the Adoption Agreement, for the aggregate of the periods beginning with the Employee's Employment Commencement Date (or Reemployment Commencement Date) and ending on his subsequent Severance Date; provided, however, that an Employee who has a Reemployment Commencement Date within the 12-consecutive-month period following the earlier of the first date of his absence or his Severance Date shall be credited with Vesting Service for the period between his Severance Date and his Reemployment Commencement Date. Fractional periods of a year shall be expressed in terms of days. 3.04. Application of Vesting Service to a Participant's Account Following a Break in Vesting Service. The following rules describe how Vesting Service earned before and after a Break in Vesting Service shall be applied for purposes of determining a Participant's vested interest in his Matching Employer and Nonelective Employer Contributions sub-accounts: (a) If a Participant incurs five-consecutive Breaks in Vesting Service, all years of Vesting Service earned by the Employee after such Breaks in Service shall be disregarded in determining the Participant's vested interest in his Matching Employer and Nonelective Employer Contributions sub-account balances attributable to employment before such Breaks in Vesting Service. However, Vesting Service earned both before and after such Breaks in Vesting Service shall be included in determining the Participant's vested interest in his Matching Employer and Nonelective Employer Contributions sub-account balances attributable to employment after such Breaks in Vesting Service. (b) If a Participant incurs fewer than five-consecutive Breaks in Vesting Service, Vesting Service earned both before and after such Breaks in Vesting Service shall be included in determining the Participant's vested interest in his Matching Employer and Nonelective Employer Contributions sub-account balances attributable to employment both before and after such Breaks in Vesting Service. 3.05. Service with Predecessor Employer. If the Plan is the plan of a predecessor employer, an Employee's Eligibility and Vesting Service shall include years of service with such predecessor employer. If elected in Section 1.17 of the Adoption Agreement, in any case in which the Plan is not the plan maintained by a predecessor employer, service for any employer described in Section 1.17 shall be treated as Eligibility and Vesting Service as indicated therein. 3.06. Change in Service Crediting. Unless provided otherwise in the Adoption Agreement, if an amendment to the Plan or a transfer from employment as an Employee covered under another qualified plan maintained by the Employer or a Related Employer results in a change in the method of crediting Eligibility and/or Vesting Service with respect to a Participant between the Hours of Service crediting method set forth in Section 2530.200b-2 of the Department of Labor Regulations and the elapsed-time crediting method set forth in Section 1.410(a)-7 of the Treasury Regulations, each Participant with respect to whom the method of crediting Eligibility and/or Vesting Service is changed shall have his Eligibility and/or Vesting Service determined in the manner set forth in Section 1.410(a)-7(f)(1) of the Treasury Regulations. Article 4. Participation. 4.01. Date of Participation. If the Plan is an amendment, as indicated in Subsection 1.01(g)(2)(B) of the Adoption Agreement, all employees who were active participants in the Plan immediately prior to the Effective Date shall continue as Active Participants on the Effective Date, provided that they are Eligible Employees on the Effective Date. If elected by the Employer in Subsection 1.04(f) of the Adoption Agreement, all Eligible Employees who are in the service of the Employer on the date specified in Subsection 1.04(f) (and, if this is an amendment, as indicated in Subsection 1.01(g)(2)(B), were not active participants in the Plan immediately prior to that date) shall become Active Participants on the date elected by the Employer in Subsection 1.04(f). Any other Eligible Employee shall become an Active Participant in the Plan on the Entry DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 13 Date coinciding with or immediately following the date on which he first satisfies the eligibility requirements set forth in Subsections 1.04(a) and (b) of the Adoption Agreement. Any age and/or Eligibility Service requirement that the Employer elects to apply in determining an Eligible Employee's eligibility to make Deferral Contributions shall also apply in determining an Eligible Employee's eligibility to make Employee Contributions, if Employee Contributions are permitted under the Plan, and to receive Qualified Nonelective Employer Contributions. An Eligible Employee who has met the eligibility requirements with respect to certain contributions, but who has not met the eligibility requirements with respect to other contributions, shall become an Active Participant in accordance with the provisions of the preceding paragraph, but only with respect to the contributions for which he has met the eligibility requirements. Notwithstanding any other provision of the Plan, if the Employer selects in Subsection 1.01(g)(5) of the Adoption Agreement that the Plan is a frozen plan, no Employee who was not already an Active Participant on the date the Plan was frozen shall become an Active Participant while the Plan is frozen. If the Employer amends the Plan to remove the freeze, Employees shall again become Active Participants in accordance with the provisions of the amended Plan. 4.02. Transfers Out of Covered Employment. If any Active Participant ceases to be an Eligible Employee, but continues in the employ of the Employer or a Related Employer, such Employee shall cease to be an Active Participant, but shall continue as an Inactive Participant until his entire Account balance is forfeited or distributed. An Inactive Participant shall not be entitled to receive an allocation of contributions or forfeitures under the Plan for the period that he is not an Eligible Employee and wages and other payments made to him by the Employer or a Related Employer for services other than as an Eligible Employee shall not be included in Compensation for purposes of determining the amount and allocation of any contributions to the Account of such Inactive Participant. Such Inactive Participant shall continue to receive credit for Vesting Service completed during the period that he continues in the employ of the Employer or a Related Employer. 4.03. Transfers Into Covered Employment. If an Employee who is not an Eligible Employee becomes an Eligible Employee, such Eligible Employee shall become an Active Participant immediately as of his transfer date if such Eligible Employee has already satisfied the eligibility requirements and would have otherwise previously become an Active Participant in accordance with Section 4.01. Otherwise, such Eligible Employee shall become an Active Participant in accordance with Section 4.01. Wages and other payments made to an Employee prior to his becoming an Eligible Employee by the Employer or a Related Employer for services other than as an Eligible Employee shall not be included in Compensation for purposes of determining the amount and allocation of any contributions to the Account of such Eligible Employee. 4.04. Resumption of Participation Following Reemployment. If a Participant who terminates employment with the Employer and all Related Employers is reemployed as an Eligible Employee, he shall again become an Active Participant on his Reemployment Commencement Date. If a former Employee is reemployed as an Eligible Employee on or after an Entry Date coinciding with or following the date on which he met the age and service requirements elected by the Employer in Section 1.04 of the Adoption Agreement, he shall become an Active Participant on his Reemployment Commencement Date. Any other former Employee who is reemployed as an Eligible Employee shall become an Active Participant as provided in Section 4.01 or 4.03. Any distribution which a Participant is receiving under the Plan at the time he is reemployed by the Employer or a Related Employer shall cease, except as otherwise required under Section 12.04. Article 5. Contributions. 5.01. Contributions Subject to Limitations. All contributions made to the Plan under this Article 5 shall be subject to the limitations contained in Article 6. 5.02. Compensation Taken into Account in Determining Contributions. Compensation for purposes of determining contributions other than minimum contributions described in Section 15.03 shall be determined in accordance with Section 1.05 of the Adoption Agreement. 5.03. Deferral Contributions. If so provided in Subsection 1.07(a) of the Adoption Agreement, each Active Participant may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by an amount, as specified in Subsection 1.07(a), for each payroll period or to reduce some portion of his Compensation in accordance with procedures determined by the Administrator which shall be uniform and nondiscriminatory with regard to all Participants (except as permitted pursuant to Section 6.05). Except as specifically elected by the Employer within Subsections 1.07(a) with respect DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 14 to each payroll period, an Active Participant may not elect to make Deferral Contributions in excess of the percentage of Compensation specified by the Employer in Subsection 1.07(a)(1)(A) and Subsection 5.03(a) below. Notwithstanding the foregoing, if the Employer has elected 401(k) Safe Harbor Matching Contributions in Option 1.11(a)(3) of the Adoption Agreement, a Participant must be permitted to make Deferral Contributions under the Plan sufficient to receive the full 401(k) Safe Harbor Matching Employer Contribution provided under such Option and/or the Matching Employer Contributions Addendum to the Adoption Agreement, as applicable. To satisfy the ADP and/or ACP tests (described in Article 6) on the basis of 401(k) Safe Harbor Matching Employer Contributions, the Plan may not limit Deferral Contributions except as permitted under Treasury Regulations Section 1.401(k)-3(c)(6). An Active Participant's salary reduction agreement shall become effective on the first day of the first payroll period for which the Employer can reasonably process the request, but not earlier than the later of (a) the effective date of the provisions permitting Deferral Contributions or (b) the date the Employer adopts such provisions. The Employer shall make a Deferral Contribution on behalf of the Participant corresponding to the amount of said reduction. Under no circumstances may a salary reduction agreement be adopted retroactively. An Active Participant may elect to change or discontinue the amount by which his Compensation is reduced by notice to the Employer as provided in Subsection 1.07(a)(1)(C) or (D). Notwithstanding the Employer's election in Subsection 1.07(a)(1)(C) or (D), if the Employer has elected 401(k) Safe Harbor Matching Employer Contributions in Subsection 1.11(a)(3) or 401(k) Safe Harbor Nonelective Employer Contributions in Subsection 1.12(a)(3) of the Adoption Agreement, an Active Participant may elect to change or discontinue the amount by which his Compensation is reduced by notice to the Employer within a reasonable period, as specified by the Employer (but not less than 30 days), of receiving the notice described in Section 6.09. Based upon the Employer's elections in Subsection 1.07(a), the following special types of Deferral Contributions may be made to the Plan: (a) Catch-Up Contributions. If elected by the Employer in Subsection 1.07(a)(2) of the Adoption Agreement, an Active Participant who has attained or is expected to attain age 50 before the close of the taxable year shall be eligible to make Catch-Up Contributions to the Plan in excess of an otherwise applicable Plan limit, but not in excess of (i) the dollar limit in effect under Code Section 414(v)(2)(B)(i) for the taxable year or (ii) when added to the other Deferral Contributions made by the Participant for the taxable year, the limit specified in 1.07(a)(2), which cannot exceed 100 percent of the Participant's "effectively available Compensation," as defined in this Section 5.03. An otherwise applicable Plan limit is a limit that applies to Deferral Contributions without regard to Catch-Up Contributions, including, but not limited to, (1) the dollar limitation on Deferral Contributions under Code Section 402(g), described in Section 6.02, (2) the limitations on annual additions in effect under Code Section 415, described in Section 6.12, (3) the limitation on Deferral Contributions for Highly Compensated Employees under Code Section 401(k)(3), described in Section 6.03, and (4) the limitation on Deferral Contributions for Highly Compensated Employees which the Administrator may impose, in accordance with the provisions of Section 6.05 In the event that the deferral limit described in Subsection 1.07(a)(1)(A) or the administrative limit described in Section 6.05, as applicable, is changed during the Plan Year, for purposes of determining Catch-Up Contributions for the Plan Year, such limit shall be determined using the time-weighted average method described in Section 1.414(v)-1(b)(2)(i)(B)(1) of the Treasury Regulations, applying the alternative definition of compensation permitted under Section 1.414(v)-1(b)(2)(i)(B)(2) of the Treasury Regulations. (b) Roth 401(k) Contributions. Notwithstanding any other provision of the Plan to the contrary, if the Employer elects in Subsection 1.07(a)(3) of the Adoption Agreement to permit Roth 401(k) Contributions, then a Participant may irrevocably designate all or a portion of his Deferral Contributions made pursuant to Subsection 1.07(a) as Deferral Contributions that are includible in the Participant’s gross income at the time deferred, pursuant to Code Section 402A and any applicable guidance or regulations issued thereunder (“Roth 401(k) Contributions”). A Participant may change his designation prospectively with respect to future Deferral Contributions as of the date or dates elected by the Employer in Subsection 1.07(a)(1)(C). The Administrator will maintain all such contributions made pursuant to Code Section 402A separately and make distributions in accordance with the Plan unless required to do otherwise by Code Section 402A and any applicable guidance or regulations issued thereunder. (c) Automatic Enrollment Contributions. If the Employer elected Option 1.07(a)(4) of the Adoption Agreement, for each Eligible Employee to whom the Employer has elected to apply the automatic enrollment DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 15 contribution provisions, such Eligible Employee's Compensation shall be reduced as soon as administratively feasible in accordance with the Administrator’s separate written procedures and the Automatic Enrollment Addendum, if applicable. The Administrator’s separate procedures shall be drafted to be in accord with the Automatic Enrollment Addendum, if applicable, and cover specifics surrounding automatic enrollment (including but not limited to, deferral and increase rates and timing, differences among different groups of employees and coverage for an EACA). The Administrator’s separate procedures may provide that a Participant’s affirmative election out of automatic enrollment expires annually and, in such case, if a Participant fails to complete a new affirmative election subsequent to their prior election expiring, the Participant becomes subject to the default deferral percentage as outlined in the Administrator’s separate procedures; provided, however, that each year, the Participant can always complete a new affirmative election and designate a new deferral percentage. These amounts shall be contributed to the Plan on behalf of such an Eligible Employee as Deferral Contributions. If the Employer has designated in Subsection 1.07(a)(4)(B) that the Plan has an EACA, then the Employer shall also provide to each Eligible Employee covered by the EACA a comprehensive notice, written in a manner calculated to be understood by the average Participant, of the Eligible Employee’s rights and obligations under the Plan within the time described in Section 6.09 for a safe harbor contribution notice. If the Employer has elected through the Automatic Enrollment Addendum, then a Participant who has made automatic enrollment contributions pursuant to the EACA has a permissible withdrawal available pursuant to the following: (1) The EACA Participant must make any such election within ninety days of the date of his automatic enrollment indicated therein. Upon making such an election, the EACA Participant’s Deferral Contribution election will be set to zero until such time as the EACA Participant’s Deferral Contribution rate has changed pursuant to Subsection 1.07(a)(1). (2) The amount of such withdrawal shall be equal to the amount of the EACA Deferrals through the end of the fifteen-day period beginning on the date the Participant makes the election described in (1) above, adjusted for allocable gains and losses to the date of such withdrawal. (3) Any amounts attributable to Employer Matching Contributions allocated to the Account of an EACA Participant with respect to EACA Deferrals that have been withdrawn pursuant to such permissible withdrawal shall be forfeited. In the event that Employer Matching Contributions would otherwise be allocated to the EACA Participant’s Account with respect to EACA Deferrals that have been so withdrawn, the Employer shall not contribute such Employer Matching Contributions to the Plan. (4) In the event such withdrawal provision is removed from the Plan via an amendment, the transaction continues to be available to EACA Participants who were covered by this provision and who were enrolled automatically prior to the effective date of the provision’s removal. Except as provided in paragraph (1) above with respect to an EACA Participant who elects a permissible withdrawal, an Active Participant's Compensation shall continue to be reduced and Deferral Contributions made to the Plan on his behalf until the Active Participant elects to change or discontinue the percentage by which his Compensation is reduced by notice to the Plan Administrator in accordance with procedures the Plan Administrator has developed for that purpose. An Eligible Employee may affirmatively elect not to have his Compensation reduced in accordance with this Subsection 5.03(c) by notice to the Plan Administrator within a reasonable period ending no later than the date Compensation subject to reduction hereunder becomes available to the Eligible Employee. Notwithstanding any other provision of this Section or of any Participant's salary reduction agreement, in no event shall a Participant be permitted to make Deferral Contributions in excess of his "effectively available Compensation." A Participant's "effectively available Compensation" is his Compensation remaining after all applicable amounts have been withheld (e.g., tax-withholding and withholding of contributions to a cafeteria plan). 5.04. Employee Contributions. If so provided by the Employer in Subsection 1.08(a) of the Adoption Agreement, each Active Participant may elect to make non-deductible Employee Contributions to the Plan in accordance with the rules and procedures established by the Employer and subject to the limits provided through Subsection 1.08(a). 5.05. No Deductible Employee Contributions. No deductible Employee Contributions may be made to the Plan. Deductible Employee Contributions made prior to January 1, 1987 shall be maintained in a separate sub-account. No part of the deductible Employee Contributions sub-account shall be used to purchase life insurance. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 16 5.06. Rollover Contributions. If so provided by the Employer in Subsection 1.09 of the Adoption Agreement, subject to any limits or modifications provided therein, an Eligible Employee or Participant who is or was entitled to receive a distribution that is eligible for rollover to a qualified plan under Code Section 408(d)(3) or an eligible rollover distribution, as defined in Code Section 402(c)(4) and Treasury Regulations issued thereunder, including an eligible rollover distribution received by such Eligible Employee or Participant as a surviving Spouse or as a Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, from an eligible retirement plan, as defined in Section 13.04 (except that such definition shall also include for these purposes a qualified defined benefit plan described in Code Section 401(a)), may elect to contribute all or any portion of such distribution to the Trust directly from such eligible retirement plan (a "direct rollover"). Except as otherwise provided in Subsection 1.09(b) of the Adoption Agreement and to the extent permitted by the Trustee, Rollover Contributions shall be made in the form of cash, Fund Shares, or promissory notes evidencing a plan loan to the Eligible Employee. Notwithstanding the foregoing, the Plan shall not accept the following as Rollover Contributions: (a) the contributions excluded by the Employer, if any, in Subsection 1.09(a); (b) any rollover of after-tax employee contributions that is not made by a direct rollover; (c) any rollover from an individual retirement account or annuity described in Code Section 408(a) or (b) (including a Roth IRA under Code Section 408A) to the extent such amount would not otherwise be includible in the Employee's income; or (d) except as provided in Subsection 1.09(b), any rollover amounts which are not “designated Roth contributions” which are to be contributed to the Plan as “designated Roth contributions.” To the extent the Plan accepts Rollover Contributions of after-tax employee contributions, the Plan will separately account for such contributions, including separate accounting for the portion of the Rollover Contribution that is includible in gross income and the portion that is not includible in gross income. Except with regard to a rollover made pursuant to Subsection 1.09(b), any rollover of "designated Roth contributions", as defined in Subsection 6.01(e), shall be subject to the requirements of Code Section 402(c). To the extent the Plan accepts Rollover Contributions of "designated Roth contributions", the Plan will separately account for such contributions in accordance with the provisions of Section 7.01, including separate accounting for the portion of the Rollover Contribution that is includible in gross income and the portion that is not includible in gross income, if applicable. If the Plan accepts a direct rollover of "designated Roth contributions", the Trustee and the Plan Administrator shall be entitled to rely on a statement from the distributing plan's administrator identifying (i) the Eligible Employee's basis in the rolled over amounts and (ii) the date on which the Eligible Employee's 5-taxable-year period of participation (as required under Code Section 402A(d)(2) for a qualified distribution of "designated Roth contributions") started under the distributing plan. If the 5-taxable-year period of participation under the distributing plan would end sooner than the Eligible Employee's 5-taxable- year period of participation under the Plan, the 5-taxable-year period of participation applicable under the distributing plan shall continue to apply with respect to the Rollover Contribution. Notwithstanding the above, if so provided in Subsection 1.09(b), and as limited as provided therein, a Participant or Beneficiary may elect to have any portion of his Account otherwise distributable under the terms of the Plan, which is not “designated Roth contributions” under the Plan and meets the definition of an “eligible rollover distribution” found in Section 13.04(c), be considered “designated Roth contributions” for purposes of the Plan. Any assets converted in such a way shall be separately accounted for and shall still be subject to distribution constraints found in Article 14 applicable to them prior to the conversion. Such assets shall also retain any distribution rights, such as those found in Article 10, applicable to them prior to the conversion and shall be treated as Rollover Contributions for purposes of withdrawal pursuant to Section 10.03. Each such in-plan rollover shall be subject to its own 5-taxable year period of participation and subject to the requirements of Code Section 408A(d)(3)(F). Also, if elected by the Employer in Section 1.09(c) of the Adoption Agreement, any Participant meeting the requirements set forth in Section 1.09(c) may elect to have any part of the portions of his Account as may be described and limited therein, which are not “designated Roth contributions” and are not currently distributable under the Plan, be considered “designated Roth contributions” for purposes of the Plan. Any assets converted in such a way shall be considered a rollover only for purposes of this Section, be separately accounted for, be maintained in such records as are necessary for the proper reporting thereof, and have any distribution constraints, such as those found in Article 14, applicable DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 17 to them prior to the conversion continue to apply to them. A conversion in accordance with the preceding sentence will not eliminate any Code Section 411(d)(6) protected distribution rights attributable to the amount being converted. If so elected in Option 1.09(a)(1)(A), an Eligible Employee who has not yet become an Active Participant in the Plan in accordance with the provisions of Article 3 may make a Rollover Contribution to the Plan. Such Eligible Employee shall be treated as a Participant under the Plan for all purposes of the Plan, except eligibility to have Deferral Contributions made on his behalf and to receive an allocation of Matching Employer or Nonelective Employer Contributions. The Administrator shall require such information from Eligible Employees as it deems necessary to ensure that amounts contributed under this Section 5.06 meet the requirements for tax-deferred rollovers established by this Section and by Code Section 402(c) and develop procedures to govern the Plan’s acceptance of Rollover Contributions. If a Rollover Contribution made under this Section is later determined by the Administrator not to have met the requirements of this Section or of the Code or Treasury regulations, the Trustee shall, within a reasonable time after such determination is made, and on instructions from the Administrator, distribute to the Employee the amounts then held in the Trust attributable to such Rollover Contribution. A Participant's Rollover Contributions sub-account shall be subject to the terms of the Plan, including Article 14, except as otherwise provided in this Section. 5.07. Qualified Nonelective Employer Contributions. The Employer may, in its discretion, make a Qualified Nonelective Employer Contribution for the Plan Year in any amount it deems necessary for a permissible purpose. Unless another allocation method will be utilized to address a correction in accordance with the Employee Plans Compliance Resolution System (EPCRS, as described in Revenue Procedure 2016-51 and any subsequent guidance), any Qualified Nonelective Employer Contribution shall be allocated to Participants in accordance with Subsection 1.10(a) of the Adoption Agreement. Participants shall not be required to satisfy any Hours of Service or employment requirement for the Plan Year in order to receive an allocation of Qualified Nonelective Employer Contributions. Qualified Nonelective Employer Contributions shall be distributable only in accordance with Section 1.401(k)-6 of the Treasury Regulations. 5.08. Matching Employer Contributions. If so provided by the Employer in Section 1.11(a) of the Adoption Agreement, the Employer shall make Matching Employer Contributions on behalf of each of its "eligible" Participants as indicated therein. The amount of the Matching Employer Contribution shall be determined in accordance with Subsections 1.11(a) and/or the Matching Employer Contributions Addendum to the Adoption Agreement, as applicable. If the Employer has elected to make Matching Employer Contributions in accordance with Subsection 1.11(a)(2) or 1.11(b) of the Adoption Agreement, then such contributions shall be made in the amount and frequency described within timely- adopted governance from that Employer’s board of directors or other governing body under applicable local law. If the Employer has selected Subsection 1.11(d)(5) with respect to discretionary Matching Employer Contributions made in accordance with Subsection 1.11(a)(2), such governance shall also specify the period for which discretionary Matching Employer Contributions will be made. After such adoption, the Employer must provide the Administrator written instructions describing (1) how the Matching Employer Contribution will be allocated to “eligible” Participants, (2) the Contribution Period(s) to which the Matching Employer Contribution allocation(s) apply(-ies), and (3) if applicable, a description of the designated groups of “eligible” Participants receiving such allocation(s). Additionally, for Plan Years beginning after the Effective Date listed in Section 1.01(g)(1) of the Adoption Agreement, a summary of these instructions must be communicated to Participants who receive discretionary Matching Employer Contributions. The summary must be communicated to Participants no later than 60 days following the date on which the last discretionary Matching Employer Contribution is made to the Plan for the Plan Year. Notwithstanding the foregoing, unless otherwise elected in Subsection 1.11(c)(1)(A) of the Adoption Agreement, the Employer shall not make Matching Employer Contributions, other than 401(k) Safe Harbor Matching Employer Contributions, with respect to an "eligible" Participant's Catch-Up Contributions. If, due to application of a Plan limit, Matching Employer Contributions other than 401(k) Safe Harbor Matching Employer Contributions are attributable to Catch- Up Contributions, such Matching Employer Contributions, plus any income and minus any loss allocable thereto, shall be forfeited and applied as provided in Section 11.09. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 18 5.09. Qualified Matching Employer Contributions. If so provided by the Employer in Subsection 1.11(f) of the Adoption Agreement, prior to making its Matching Employer Contribution (other than any 401(k) Safe Harbor Matching Employer Contribution) to the Plan, the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution. The Employer shall notify the Trustee of such designation at the time it makes its Matching Employer Contribution. Qualified Matching Employer Contributions shall be distributable only in accordance with Section 1.401(k)-6 of the Treasury Regulations. If the amount of an Employer's Qualified Matching Employer Contribution is determined based on a Participant's Compensation, and the Qualified Matching Employer Contribution is necessary to satisfy the "ADP" test described in Section 6.03, the compensation used in determining the amount of the Qualified Matching Employer Contribution shall be "testing compensation", as defined in Subsection 6.01(s). If the Qualified Matching Employer Contribution is not necessary to satisfy the "ADP" test described in Section 6.03, the compensation used to determine the amount of the Qualified Matching Employer Contribution shall be Compensation as defined in Subsection 2.01(k). 5.10. Nonelective Employer Contributions. If so provided by the Employer in Subsection 1.12(a) and/or (b) of the Adoption Agreement, the Employer shall make Nonelective Employer Contributions to the Trust in accordance with Section 1.12 of the Adoption Agreement to be allocated among "eligible" Participants as indicated therein. Nonelective Employer Contributions shall be allocated as follows: (a) If the Employer has elected a fixed contribution formula, Nonelective Employer Contributions shall be allocated among "eligible" Participants in the manner specified in Section 1.12 or the Nonelective Employer Contributions Addendum to the Adoption Agreement, as applicable. (b) If the Employer has elected a discretionary contribution amount, Nonelective Employer Contributions shall be allocated among "eligible" Participants, as determined in accordance with Section 1.12, as follows: (1) If the non-integrated formula is elected in Subsection 1.12(b)(1), Nonelective Employer Contributions shall be allocated to "eligible" Participants in the ratio that each "eligible" Participant's Compensation bears to the total Compensation paid to all "eligible" Participants for the Contribution Period. (2) If the integrated formula is elected in Subsection 1.12(b)(2), Nonelective Employer Contributions shall be allocated in the following steps: (A) First, to each "eligible" Participant in the same ratio that the sum of the "eligible" Participant's Compensation and "excess Compensation" for the Plan Year bears to the sum of the Compensation and "excess Compensation" of all "eligible" Participants for the Plan Year. This allocation as a percentage of the sum of each "eligible" Participant's Compensation and "excess Compensation" shall not exceed the "permitted disparity limit", as defined in Section 1.12. Notwithstanding the foregoing, if in any Plan Year an "eligible" Participant has reached the "cumulative permitted disparity limit", such "eligible" Participant shall receive an allocation under this Subsection 5.10(b)(2)(A) based on two times his Compensation for the Plan Year, rather than the sum of his Compensation and "excess Compensation" for the Plan Year. If an "eligible" Participant did not benefit under a qualified defined benefit plan or target benefit plan for any Plan Year beginning on or after January 1, 1994, the "eligible" Participant shall have no "cumulative disparity limit". (B) Second, if any Nonelective Employer Contributions remain after the allocation in Subsection 5.10(b)(2)(A), the remaining Nonelective Employer Contributions shall be allocated to each "eligible" Participant in the same ratio that the "eligible" Participant's Compensation for the Plan Year bears to the total Compensation of all "eligible" Participants for the Plan Year. Notwithstanding the provisions of Subsections 5.10(b)(2)(A) and (B) above, if in any Plan Year an "eligible" Participant benefits under another qualified plan or simplified employee pension, as defined in Code Section 408(k), that provides for or imputes permitted disparity, the Nonelective Employer Contributions for the Plan Year allocated to such "eligible" Participant shall be in the ratio that his Compensation for the Plan Year bears to the total Compensation paid to all "eligible" Participants. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 19 For purposes of this Subsection 5.10(b)(2), the following definitions shall apply: (C) "Cumulative permitted disparity limit" means 35 multiplied by the sum of an "eligible" Participant's annual permitted disparity fractions, as defined in Sections 1.401(l)-5(b)(3) through (b)(7) of the Treasury Regulations, attributable to the "eligible" Participant's total years of service under the Plan and any other qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by the Employer or a Related Employer. For each Plan Year commencing prior to January 1, 1989, the annual permitted disparity fraction shall be deemed to be one, unless the Participant never accrued a benefit under any qualified plan or simplified employee pension maintained by the Employer or a Related Employer during any such Plan Year. In determining the annual permitted disparity fraction for any Plan Year, the Employer may elect to assume that the full disparity limit has been used for such Plan Year. (D) "Excess Compensation" means Compensation in excess of the "integration level" specified by the Employer in Subsection 1.12(b)(2) of the Adoption Agreement. 5.11. Vested Interest in Contributions. (a) Participant's vested interest in the following sub-accounts shall be 100 percent: (1) his Deferral Contributions sub-account; (2) his Qualified Nonelective Employer Contributions sub-account; (3) his Qualified Matching Employer Contributions sub-account; (4) his 401(k) Safe Harbor Nonelective Employer Contributions sub-account (unless such sub-account is attributable to a QACA in such case Subsection 5.11(b) shall apply); (5) his 401(k) Safe Harbor Matching Employer Contributions sub-account (unless such sub-account is attributable to a QACA in such case Subsection 5.11(b) shall apply); (6) his Rollover Contributions sub-account; (7) his Employee Contributions sub-account; and (8) his deductible Employee Contributions sub-account (b) Contributions attributable to a QACA shall become 100% vested no later than upon a Participant’s completion of two Years of Service. Except as otherwise specifically provided in the Eligibility, Service and Vesting Addendum to the Adoption Agreement or as may be required under Section 15.05, a Participant's vested interest in his Nonelective Employer Contributions sub-account attributable to Nonelective Employer Contributions other than those described in Subsection 5.11(a)(4) above, shall be determined in accordance with the vesting schedule elected by the Employer in Subsection 1.16(c)(1) of the Adoption Agreement. Except as otherwise specifically provided in the Eligibility, Service and Vesting Addendum to the Adoption Agreement, a Participant's vested interest in his Matching Employer Contributions sub-account attributable to Matching Employer Contributions other than those described in Subsection 5.11(a)(5) above, shall be determined in accordance with the vesting schedule elected by the Employer in Subsection 1.16(c)(2) of the Adoption Agreement. 5.12. Time for Making Contributions. The Employer shall pay its contribution for each Plan Year not later than the time prescribed by law for filing the Employer's Federal income tax return for the fiscal (or taxable) year with or within which such Plan Year ends (including extensions thereof). If the Employer has elected the payroll period as the Contribution Period in Subsection 1.11(d) of the Adoption Agreement, the Employer shall remit any 401(k) Safe Harbor Matching Employer Contributions made during a Plan Year quarter to the Trustee no later than the last day of the immediately following Plan Year quarter. The Employer must remit Employee Contributions and Deferral Contributions to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but not later than the 15th DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 20 business day of the calendar month following the month in which such amount otherwise would have been paid to the Participant, or within such other time frame as may be determined by applicable regulation or legislation. The Trustee shall have no authority to inquire into the correctness of the amounts contributed and remitted to the Trustee or to determine whether any contribution is payable under this Article 5. The Administrator shall be the named fiduciary responsible for ensuring the Employer remits contributions and loan repayments to the Trust and shall have the duty and responsibility for the collection of such contributions and repayments when not timely made by the Employer, provided that the Administrator may appoint another named fiduciary to handle such responsibility and notify the Trustee of such appointment in writing. 5.13. Exclusive Benefit and Return of Employer Contributions. In accordance with Code Section 401(a)(2) and ERISA Section 403(c) (if applicable), Plan assets shall be held for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying the reasonable expenses of administering the Plan, and no such assets shall ever revert to the Employer except that if the Employer or the Plan Administrator so direct: (a) contributions made by the Employer by mistake of fact may be returned to the Employer within 1 year of the date of payment, (b) contributions that are conditioned on the deductibility thereof under Code Section 404 may be returned to the Employer within 1 year of the disallowance of the deduction, and (c) contributions that are conditioned on the initial qualification of the Plan under the Code may be returned to the Employer within 1 year after such qualification is denied by determination of the Internal Revenue Service, but only if an application for determination of such qualification is made within the time prescribed by law for filing the Employer’s federal income tax return for its taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe. All contributions under the Plan are hereby expressly conditioned on the initial qualification of the Plan and their deductibility under the Code. 5.14. Frozen Plan. If the Employer has elected Subsection 1.01(g)(5) of the Adoption Agreement, then in accordance therewith and notwithstanding any other provision of the Plan to the contrary, the Plan is a frozen plan. If the Employer amends the Plan to remove the freeze, contributions shall resume in accordance with the provisions of the amended Plan. Article 6. Limitations on Contributions. 6.01. Special Definitions. For purposes of this Article, the following definitions shall apply: (a) "Annual additions" mean the sum of the following amounts allocated to an Active Participant for a Limitation Year: (1) all employer contributions allocated to an Active Participant's account under qualified defined contribution plans maintained by the "415 employer", including amounts applied to reduce employer contributions as provided under Section 11.09, but excluding amounts treated as Catch-Up Contributions; (2) all employee contributions allocated to an Active Participant's account under a qualified defined contribution plan or a qualified defined benefit plan maintained by the "415 employer" if separate accounts are maintained with respect to such Active Participant under the defined benefit plan; (3) all forfeitures allocated to an Active Participant's account under a qualified defined contribution plan maintained by the "415 employer"; (4) all amounts allocated to an "individual medical benefit account" which is part of a pension or annuity plan maintained by the "415 employer"; (5) all amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a "welfare benefit fund" maintained by the "415 employer"; and (6) all allocations to an Active Participant under a "simplified employee pension". DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 21 (b) "Contribution percentage" means the ratio (expressed as a percentage) of (1) the "contribution percentage amounts" allocated to an "eligible participant's" Accounts for the Plan Year to (2) the "eligible participant's" "testing compensation" for the Plan Year. (c) "Contribution percentage amounts" mean those amounts included in applying the "ACP" test. (1) "Contribution percentage amounts" include the following: (A) any Employee Contributions made by an "eligible participant" to the Plan; (B) any Matching Employer Contributions on eligible contributions as elected by the Employer in Subsection 1.11(c) of the Adoption Agreement, made for the Plan Year, but excluding (A) Qualified Matching Employer Contributions that are taken into account in satisfying the "ADP" test described in Section 6.03 and (B) Matching Employer Contributions that are forfeited (to the extent the forfeiture is completed prior to applying the “ACP” test) either to correct "excess aggregate contributions" or because the contributions to which they relate are "excess deferrals", "excess contributions", "excess aggregate contributions", or Catch-Up Contributions (in the event the Plan does not provide for Matching Employer Contributions with respect to Catch-Up Contributions); (C) Qualified Nonelective Employer Contributions allocated as of a date within the “testing year” and designated at the time of contribution as applying for the “ACP” test; (D) 401(k) Safe Harbor Nonelective Employer Contributions may be included to the extent such contributions are not required to satisfy the safe harbor contribution requirements under Section 1.401(k)-3(b) of the Treasury Regulations, excluding 401(k) Safe Harbor Nonelective Employer Contributions that are taken into account in satisfying the "ADP" test described in Section 6.03; and (E) Deferral Contributions, when necessary to pass the “ACP” test, provided that the "ADP" test described in Section 6.03 is satisfied or treated as satisfied (except as in accordance with Section 6.09) both including Deferral Contributions included as "contribution percentage amounts" and excluding such Deferral Contributions. (2) Notwithstanding the foregoing, for any Plan Year in which the "ADP" test described in Section 6.03 is deemed satisfied pursuant to Section 6.09 with respect to some or all Deferral Contributions, "contribution percentage amounts": (A) shall not include any Deferral Contributions with respect to which the "ADP" test is deemed satisfied; and (B) may have the following Matching Employer Contributions excluded: (i) if the requirements described in Section 6.10 for deemed satisfaction of the "ACP" test with respect to some or all Matching Employer Contributions are met, those Matching Employer Contributions with respect to which the "ACP" test is deemed satisfied; or (ii) if the "ADP" test is deemed satisfied using 401(k) Safe Harbor Matching Employer Contributions, but the requirements described in Section 6.10 for deemed satisfaction of the "ACP" test with respect to Matching Employer Contributions are not met, any Matching Employer Contributions made on behalf of an "eligible participant" for the Plan Year that do not exceed four percent of the "eligible participant's" Compensation for the Plan Year. (3) Notwithstanding any other provisions of this Subsection, if an Employer elects to change from the current year testing method described in Subsection 1.06(a)(1) of the Adoption Agreement to the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, the following shall not be considered "contribution percentage amounts" for purposes of determining the "contribution percentages" DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 22 of Non-Highly Compensated Employees for the prior year immediately preceding the Plan Year in which the change is effective: (A) Qualified Matching Employer Contributions that were taken into account in satisfying the "ADP" test described in Section 6.03 for such prior year; (B) Qualified Nonelective Employer Contributions that were taken into account in satisfying the "ADP" test described in Section 6.03 or the "ACP" test described in Section 6.06 for such prior year; and (C) 401(k) Safe Harbor Nonelective Employer Contributions that were taken into account in satisfying the "ADP" test described in Section 6.03 or the "ACP" test described in Section 6.06 for such prior year or that were required to satisfy the safe harbor contribution requirements under Section 1.401(k)-3(b) of the Treasury Regulations for such prior year.; To be included in determining an "eligible participant's" "contribution percentage" for a Plan Year, Employee Contributions must be made to the Plan before the end of such Plan Year and other "contribution percentage amounts" must be allocated to the "eligible participant's" Account as of a date within such Plan Year and made before the last day of the 12-month period immediately following the Plan Year to which the "contribution percentage amounts" relate. If an Employer has elected the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, "contribution percentage amounts" that are taken into account for purposes of determining the "contribution percentages" of Non-Highly Compensated Employees for the prior year relate to such prior year. Therefore, such "contribution percentage amounts" must be made before the last day of the Plan Year being tested. (d) "Deferral ratio" means the ratio (expressed as a percentage) of (1) the amount of "includable contributions" made on behalf of an Active Participant for the Plan Year to (2) the Active Participant's "testing compensation" for such Plan Year. An Active Participant who does not receive "includable contributions" for a Plan Year shall have a "deferral ratio" of zero. (e) "Designated Roth contributions" mean any Roth 401(k) Contributions made to the Plan and any "elective deferrals" made to another plan that would be excludable from a Participant's income, but for the Participant's election to designate such contributions as Roth contributions and include them in income. (f) "Determination year" means (1) for purposes of determining income or loss with respect to "excess deferrals", the calendar year in which the "excess deferrals" were made and (2) for purposes of determining income or loss with respect to "excess contributions", and "excess aggregate contributions", the Plan Year in which such "excess contributions" or "excess aggregate contributions" were made. (g) "Elective deferrals" mean all employer contributions, other than Deferral Contributions, made on behalf of a Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any employer contributions made on behalf of a Participant pursuant to a salary reduction agreement for the purchase of an annuity contract under Code Section 403(b). "Elective deferrals" include "designated Roth contributions" made to another plan. "Elective deferrals" do not include any deferrals properly distributed as excess "annual additions" or any deferrals treated as catch-up contributions in accordance with the provisions of Code Section 414(v). (h) "Eligible participant" means any Active Participant who is eligible to make Employee Contributions, or Deferral Contributions (if the Employer takes such contributions into account in calculating "contribution percentages"), or to receive a Matching Employer Contribution. Notwithstanding the foregoing, the term "eligible participant" shall not include any Active Participant who is included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers. (i) "Excess aggregate contributions" with respect to any Plan Year mean the excess of DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 23 (1) The aggregate "contribution percentage amounts" actually taken into account in computing the average "contribution percentages" of "eligible participants" who are Highly Compensated Employees for such Plan Year, over (2) The maximum amount of "contribution percentage amounts" permitted to be made on behalf of Highly Compensated Employees under Section 6.06 (determined by reducing "contribution percentage amounts" made for the Plan Year on behalf of "eligible participants" who are Highly Compensated Employees in order of their "contribution percentages" beginning with the highest of such "contribution percentages"). "Excess aggregate contributions" shall be determined after first determining "excess deferrals" and then determining "excess contributions". (j) "Excess contributions" with respect to any Plan Year mean the excess of (1) The aggregate amount of "includable contributions" actually taken into account in computing the average "deferral percentage" of Active Participants who are Highly Compensated Employees for such Plan Year, over (2) The maximum amount of "includable contributions" permitted to be made on behalf of Highly Compensated Employees under Section 6.03 (determined by reducing "includable contributions" made for the Plan Year on behalf of Active Participants who are Highly Compensated Employees in order of their "deferral ratios", beginning with the highest of such "deferral ratios"). (k) "Excess deferrals" mean those Deferral Contributions and/or "elective deferrals" that are includable in a Participant's gross income under Code Section 402(g) to the extent such Participant's Deferral Contributions and/or "elective deferrals" for a calendar year exceed the dollar limitation under such Code Section for such calendar year. (l) "Excess 415 amount" means the excess of an Active Participant's "annual additions" for the Limitation Year over the "maximum permissible amount". (m) “415 compensation” means Compensation (as defined in Section 2.01(k)), subject to the following: (1) "415 compensation" does not exclude any amounts elected by the Employer in Subsection 1.05(b) of the Adoption Agreement. (2) “415 compensation” shall be based on compensation for all services to the "415 employer." (3) “415 compensation” shall be based on the amount actually paid or made available to the Participant (or, if earlier, includible in the gross income of the Participant) during the Limitation Year. (4) An Eligible Employee's severance from employment, as defined in Section 2.01(k), shall be applied using the modification to the employer aggregation rules prescribed in Code Section 415(h). (5) “415 compensation” may include amounts earned, but not paid during the Limitation Year solely because of the timing of pay periods and pay dates, provided (A) such amounts are paid during the first few weeks of the next Limitation Year; (B) such amounts are included on a uniform and consistent basis with respect to all similarly situated Participants; and (C) no such amounts are included in more than one Limitation Year. (6) If the initial Plan Year of a new plan consists of fewer than 12 months, calculated from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of such initial Plan Year and if the Employer has designated in Subsection 1.01(f) of the Adoption Agreement that the Limitation Year is based on the Plan Year, for purposes of determining Compensation for such initial Plan Year, the Limitation Year shall be the 12-month period ending on the last day of the Plan Year. In addition, “415 compensation” shall not reflect compensation for a Limitation Year greater than the limit under Code Section 401(a)(17) that applies to that Limitation Year. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 24 (n) "415 employer" means the Employer and any other employers which constitute a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)) or which constitute trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c) as modified by Code Section 415(h)) or which constitute an affiliated service group (as defined in Code Section 414(m)) and any other entity required to be aggregated with the Employer pursuant to regulations issued under Code Section 414(o). (o) "Includable contributions" mean those amounts included in applying the "ADP" test. (1) "Includable contributions" include the following: (A) any Deferral Contributions made on behalf of an Active Participant, including "excess deferrals" of Highly Compensated Employees and "designated Roth contributions", except as specifically provided in Subsection 6.01(o)(2); (B) Qualified Nonelective Employer Contributions allocated as of a date within the “testing year” and designated at the time of contribution as applying for the "ADP" test; and (C) to the extent necessary to satisfy the “ADP” test, Qualified Matching Employer Contributions on Deferral Contributions or Employee Contributions made for the Plan Year allocated as of a date within the “testing year” and so designated at the time of contribution; provided, however, that the maximum amount of Qualified Matching Employer Contributions included in "includable contributions" with respect to an Active Participant shall not exceed the greater of 5% of the Active Participant's "testing compensation" or 100% of his Deferral Contributions for the Plan Year. (2) "Includable contributions" shall not include the following: (A) Catch-Up Contributions, except to the extent that a Participant's Deferral Contributions are classified as Catch-Up Contributions as provided in Section 6.04 solely because of a failure of the "ADP" test described in Section 6.03; (B) "excess deferrals" of Non-Highly Compensated Employees that arise solely from Deferral Contributions made under the Plan or plans maintained by the Employer or a Related Employer; (C) Deferral Contributions that are taken into account in satisfying the "ACP" test described in Section 6.06; (D) additional elective contributions made pursuant to Code Section 414(u) that are treated as Deferral Contributions; (E) for any Plan Year in which the "ADP" test described in Section 6.03 is deemed satisfied pursuant to Section 6.09 with respect to some or all Deferral Contributions, the following: (i) any Deferral Contributions with respect to which the "ADP" test is deemed satisfied; and (ii) Qualified Matching Employer Contributions, except to the extent that the "ADP" test described in Section 6.03 must be satisfied with respect to some Deferral Contributions and such Qualified Matching Employer Contributions are used in applying the "ADP" test. (3) Notwithstanding any other provision of this Subsection, if an Employer elects to change from the current year testing method described in Subsection 1.06(a)(1) of the Adoption Agreement to the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, the following shall not be considered "includable contributions" for purposes of determining the "deferral ratios" of Non-Highly Compensated Employees for the prior year immediately preceding the Plan Year in which the change is effective: DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 25 (A) Deferral Contributions that were taken into account in satisfying the "ACP" test described in Section 6.06 for such prior year pursuant to Subsection 6.01(c)(1)(E) above; (B) Qualified Nonelective Employer Contributions that were taken into account in satisfying the "ADP" test described in Section 6.03 or the "ACP" test described in Section 6.06 for such prior year; (C) 401(k) Safe Harbor Nonelective Employer Contributions that were taken into account in satisfying the "ADP" test described in Section 6.03 or the "ACP" test described in Section 6.06 for such prior year or that were required to satisfy the safe harbor contribution requirements under Section 1.401(k)-3(b) of the Treasury Regulations for such prior year; (D) 401(k) Safe Harbor Matching Employer Contributions that were taken into account in satisfying the "ADP" test described in Section 6.03 for such prior year or that were required to satisfy the safe harbor contribution requirements under Section 1.401(k)-3(c) of the Treasury Regulations for such prior year; and (E) Qualified Matching Employer Contributions that were taken into account in satisfying the "ADP" test described in Section 6.03 or the "ACP" test described in Section 6.06 for such prior year. To be included in determining an Active Participant's "deferral ratio" for a Plan Year, "includable contributions" must be allocated to the Participant's Account as of a date within such Plan Year and made before the last day of the 12-month period immediately following the Plan Year to which the "includable contributions" relate. If an Employer has elected the prior year testing method described in Subsection 1.06(a)(2), "includable contributions" that are taken into account for purposes of determining the "deferral ratios" of Non-Highly Compensated Employees for the prior year relate to such prior year. Therefore, such "includable contributions" must be made before the last day of the Plan Year being tested. (p) "Individual medical benefit account" means an individual medical benefit account as defined in Code Section 415(l)(2). (q) "Maximum permissible amount" means for a Limitation Year with respect to any Active Participant the lesser of (1) the maximum dollar amount permitted for the Limitation Year under Code Section 415(c)(1)(A) adjusted as provided in Code Section 415(d) (e.g., $51,000 for the Limitation Year ending in 2013) or (2) 100 percent of the Active Participant's “415 compensation” for the Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive-month period, the dollar limitation specified in clause (1) above shall be adjusted by multiplying it by a fraction the numerator of which is the number of months (counting any portion of a month as a whole month) in the short Limitation Year and the denominator of which is 12. The limitation specified in clause (2) above shall not apply to any contribution for medical benefits within the meaning of Code Section 401(h) or 419A(f)(2) after separation from service which is otherwise treated as an "annual addition" under Code Section 419A(d)(2) or 415(l)(1). (r) "Simplified employee pension" means a simplified employee pension as defined in Code Section 408(k). (s) "Testing compensation" means the base compensation definition elected by the Employer in Subsection 1.05(a), as described in Subsection 2.01(k)(1) or, in the case of a Self-Employed Individual, Earned Income as described in Subsection 2.01(k)(1)(A). However in lieu of such definition and at the option of the Employer or Plan Administrator, the Employer or Plan Administrator may specify any other definition of compensation allowable under Code Section 414(s) or applicable guidance or regulations issued thereunder. "Testing compensation" shall be based on the amount actually paid to a Participant during the "testing year" or, at the option of the Employer or Plan Administrator, during that portion of the "testing year" during which the Participant is an Active Participant; provided, however, that if the Employer elected different Eligibility Service requirements for purposes of eligibility to make Deferral Contributions and to receive Matching Employer Contributions, then "testing compensation" must be based on the amount paid to a Participant during the full "testing year". DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 26 The annual "testing compensation" of each Active Participant taken into account in applying the "ADP" test described in Section 6.03 and the "ACP" test described in Section 6.06 for any "testing year" shall not exceed the annual compensation limit under Code Section 401(a)(17) as in effect on the first day of the "testing year" (e.g., $255,000 for the "testing year" beginning in 2013). This limit shall be adjusted by the Secretary to reflect increases in the cost of living, as provided in Code Section 401(a)(17)(B); provided, however, that the dollar increase in effect on January 1 of any calendar year is effective for "testing years" beginning in such calendar year. If a Plan determines "testing compensation" over a period that contains fewer than 12 calendar months (a "short determination period"), then the Compensation limit for such "short determination period" is equal to the Compensation limit for the calendar year in which the "short determination period" begins multiplied by the ratio obtained by dividing the number of full months in the "short determination period" by 12; provided, however, that such proration shall not apply if there is a "short determination period" because an election was made, in accordance with any rules and regulations issued by the Secretary of the Treasury or his delegate, to apply the "ADP" test described in Section 6.03 and/or the "ACP" test described in Section 6.06 based only on “testing compensation” paid during the portion of the "testing year" during which an individual was an Active Participant. (t) "Testing year" means: (1) if the Employer has elected the current year testing method in Subsection 1.06(a)(1) of the Adoption Agreement, the Plan Year being tested. (2) if the Employer has elected the prior year testing method in Subsection 1.06(a)(2) of the Adoption Agreement, the Plan Year immediately preceding the Plan Year being tested. (u) "Welfare benefit fund" means a welfare benefit fund as defined in Code Section 419(e). To the extent that types of contributions defined in Section 2.01 are referred to in this Article 6, the defined term includes similar contributions made under other plans where the context so requires. 6.02. Code Section 402(g) Limit on Deferral Contributions. In no event shall the amount of Deferral Contributions, other than Catch-Up Contributions, made under the Plan for a calendar year, when aggregated with the "elective deferrals" made under any other plan maintained by the Employer or a Related Employer, exceed the dollar limitation contained in Code Section 402(g) in effect at the beginning of such calendar year. A Participant may assign to the Plan any "excess deferrals" made during a calendar year by notifying the Administrator on or before March 15 following the calendar year in which the "excess deferrals" were made of the amount of the "excess deferrals" to be assigned to the Plan. A Participant is deemed to notify the Administrator of any "excess deferrals" that arise by taking into account only those Deferral Contributions made to the Plan and those "elective deferrals" made to any other plan maintained by the Employer or a Related Employer. Notwithstanding any other provision of the Plan, "excess deferrals", plus any income and minus any loss allocable thereto, as determined under Section 6.08, shall be distributed no later than April 15 to any Participant to whose Account "excess deferrals" were so assigned for the preceding calendar year and who claims "excess deferrals" for such calendar year. In the event that "excess deferrals" are allocated to a Participant's Deferral Contributions sub-accounts, such "excess deferrals" will be distributed first from the Participant's Deferral Contributions for the Plan Year other than his Roth 401(k) Contributions then from his Roth 401(k) Contributions unless provided otherwise in the Adoption Agreement. "Excess deferrals" to be distributed to a Participant for a calendar year shall be reduced by any "excess contributions" for the Plan Year beginning within such calendar year that were previously distributed or re-characterized in accordance with the provisions of Section 6.04. Any Matching Employer Contributions attributable to "excess deferrals", plus any income and minus any loss allocable thereto, as determined under Section 6.08, shall be forfeited and applied as provided in Section 11.09. "Excess deferrals" shall be treated as "annual additions" under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the calendar year in which the "excess deferrals" were made. 6.03. Additional Limit on Deferral Contributions ("ADP" Test). Except to the extent the Employer has elected in Subsection 1.11(a)(3) or Subsection 1.12(a)(3) of the Adoption Agreement to make 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions for a Plan Year and the "ADP" test is deemed satisfied in accordance with Section 6.09, notwithstanding any other provision of the Plan to the contrary, the Deferral DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 27 Contributions, excluding additional elective contributions made pursuant to Code Section 414(u) that are treated as Deferral Contributions and Catch-Up Contributions (except to the extent that a Participant's Deferral Contributions are classified as Catch-Up Contributions as provided in Section 6.04 solely because of a failure of the "ADP" test described herein), made with respect to the Plan Year on behalf of Active Participants who are Highly Compensated Employees for such Plan Year may not result in an average "deferral ratio" for such Active Participants that exceeds the greater of: (a) the average "deferral ratio" for the "testing year" of Active Participants who are Non-Highly Compensated Employees for the "testing year" multiplied by 1.25; or (b) the average "deferral ratio" for the "testing year" of Active Participants who are Non-Highly Compensated Employees for the "testing year" multiplied by two, provided that the average "deferral ratio" for Active Participants who are Highly Compensated Employees for the Plan Year being tested does not exceed the average "deferral ratio" for Participants who are Non-Highly Compensated Employees for the "testing year" by more than two percentage points. For the first Plan Year in which the Plan provides a cash or deferred arrangement, the average "deferral ratio" for Active Participants who are Non-Highly Compensated Employees used in determining the limits applicable under Subsections 6.03(a) and (b) shall be either three percent or the actual average "deferral ratio" for such Active Participants for such first Plan Year, as elected by the Employer in Section 1.06(b) of the Adoption Agreement. The "deferral ratios" of Active Participants who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement shall be disaggregated from the "deferral ratios" of other Active Participants and the provisions of this Section 6.03 shall be applied separately with respect to each group. The "deferral ratio" for any Active Participant who is a Highly Compensated Employee for the Plan Year being tested and who is eligible to have "includable contributions" allocated to his accounts under two or more cash or deferred arrangements described in Code Section 401(k) that are maintained by the Employer or a Related Employer, shall be determined as if such "includable contributions" were made under the Plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all "includable contributions" made during the Plan Year under all such arrangements shall be treated as having been made under the Plan. Notwithstanding the foregoing, certain plans, and contributions made thereto, shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(k). If this Plan satisfies the requirements of Code Section 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the "deferral ratios" of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year and use the same method to satisfy the "ADP" test. Notwithstanding anything herein to the contrary, if the Plan permits Employees to make Deferral Contributions prior to the time the Employees have completed the minimum age and service requirements of Code Section 410(a)(1)(A) and the Employer elects, pursuant to Code Section 410(b)(4)(B), to disaggregate the Plan into two component plans for purposes of complying with Code Section 410(b)(1), one benefiting Employees who have completed such minimum age and service requirements and the other benefiting Employees who have not, the Plan must be disaggregated in the same manner for ADP testing purposes, unless the Plan applies the alternative rule in Code Section 401(k)(3)(F). In determining the component plans for purposes of such disaggregation, the Employer may apply the maximum entry dates permitted under Code Section 410(a)(4) and may utilize the Plan Year for purposes of determining Hours of Service. The Employer shall maintain records sufficient to demonstrate satisfaction of the "ADP" test and the amount of Qualified Nonelective Employer Contributions and/or Qualified Matching Employer Contributions used in such test. 6.04. Allocation and Distribution of "Excess Contributions". Unless provided otherwise in the Adoption Agreement, the "excess contributions" allocable to the Account of a Participant, plus any income and minus any loss allocable thereto, as determined under Section 6.08, shall be distributed to the Participant no later than the last day of the Plan Year immediately following the Plan Year in which the "excess contributions" were made, unless the Employer elected Catch-Up Contributions in Subsection 1.07(a)(2) of the Adoption Agreement and such "excess contributions" are classified as Catch-Up Contributions. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 28 If "excess contributions" are to be distributed from the Plan and such "excess contributions" are distributed more than 2 1/2 months (this period may be 6 months if the Plan has adopted an EACA within Subsection 1.07(a)(4) of the Adoption Agreement and has elected, pursuant to the Administrator’s separate written procedures established pursuant to Subsection 5.03(c), to cover all Eligible Employees by the EACA) after the last day of the Plan Year in which the "excess contributions" were made, a ten percent excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts. The "excess contributions" allocable to a Participant's Account shall be determined by reducing the "includable contributions" made for the Plan Year on behalf of Active Participants who are Highly Compensated Employees in order of the dollar amount of such "includable contributions", beginning with the highest such dollar amount. "Excess contributions" allocated to a Participant for a Plan Year shall be reduced by the amount of any "excess deferrals" previously distributed for the calendar year ending in such Plan Year. "Excess contributions" shall be treated as "annual additions". For purposes of distribution, "excess contributions" shall be considered allocated among a Participant's Deferral Contributions sub-accounts and, if applicable, the Participant's Qualified Nonelective Employer Contributions sub-account and/or Qualified Matching Employer Contributions sub-account in the order prescribed and communicated to the Trustee, which order shall be uniform with respect to all Participants and nondiscriminatory. In the event that "excess contributions" are allocated to a Participant's Deferral Contributions sub-accounts, such "excess contributions" will be distributed first from the Participant's Deferral Contributions for the Plan Year other than his Roth 401(k) Contributions then from his Roth 401(k) Contributions unless provided otherwise in the Adoption Agreement. Any Matching Employer Contributions attributable to "excess contributions", plus any income and minus any loss allocable thereto, as determined under Section 6.08, shall be forfeited and applied as provided in Section 11.09. 6.05. Reductions in Deferral or Employee Contributions to Meet Code Requirements. If the Administrator anticipates that the Plan will not satisfy the "ADP" and/or "ACP" test for the year, the Administrator may reduce the rate of Deferral Contributions and/or Employee Contributions of Participants who are Highly Compensated Employees to an amount determined by the Administrator to be necessary to satisfy the "ADP" and/or "ACP" test. 6.06. Limit on Matching Employer Contributions and Employee Contributions ("ACP" Test). The provisions of this Section 6.06 shall not apply to Active Participants who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers. The provisions of this Section shall not apply to Matching Employer Contributions made on account of amounts deferred pursuant to Code Section 457 under a separate eligible deferred compensation plan. Except to the extent the Employer has elected in Subsection 1.11(a)(3) or Subsection 1.12(a)(3) of the Adoption Agreement to make 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions for a Plan Year and the "ACP" test is deemed satisfied in accordance with Section 6.10, notwithstanding any other provision of the Plan to the contrary, Matching Employer Contributions and Employee Contributions made with respect to a Plan Year by or on behalf of "eligible participants" who are Highly Compensated Employees for such Plan Year may not result in an average "contribution percentage" for such "eligible participants" that exceeds the greater of: (a) the average "contribution percentage" for the "testing year" of "eligible participants" who are Non-Highly Compensated Employees for the "testing year" multiplied by 1.25; or (b) the average "contribution percentage" for the "testing year" of "eligible participants" who are Non-Highly Compensated Employees for the "testing year" multiplied by two, provided that the average "contribution percentage" for the Plan Year being tested of "eligible participants" who are Highly Compensated Employees does not exceed the average "contribution percentage" for the "testing year" of "eligible participants" who are Non- Highly Compensated Employees for the "testing year" by more than two percentage points. For the first Plan Year in which the Plan provides for "contribution percentage amounts" to be made, the "ACP" for "eligible participants" who are Non-Highly Compensated Employees used in determining the limits applicable under paragraphs (a) and (b) of this Section shall be either three percent or the actual "ACP" of such eligible participants for such first Plan Year, as elected by the Employer in Section 1.06(b) of the Adoption Agreement. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 29 The "contribution percentage" for any "eligible participant" who is a Highly Compensated Employee for the Plan Year and who is eligible to have "contribution percentage amounts" allocated to his accounts under two or more plans described in Code Section 401(a) that are maintained by the Employer or a Related Employer, shall be determined as if such "contribution percentage amounts" were contributed to the Plan. If a Highly Compensated Employee participates in two or more such plans that have different plan years, all "contribution percentage amounts" made during the Plan Year under such other plans shall be treated as having been contributed to the Plan. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Treasury Regulations issued under Code Section 401(m). If this Plan satisfies the requirements of Code Section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the "contribution percentages" of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same plan year and use the same method to satisfy the "ACP" test. Notwithstanding anything herein to the contrary, if the Plan permits Employees to make Employee Contributions and/or receive Matching Employer Contributions prior to the time the Employees have completed the minimum age and service requirements of Code Section 410(a)(1)(A) and the Employer elects, pursuant to Code Section 410(b)(4)(B), to disaggregate the Plan into two component plans for purposes of complying with Code Section 410(b)(1), one benefiting Employees who have completed such minimum age and service requirements and the other benefiting Employees who have not, the Plan must be disaggregated in the same manner for ACP testing purposes, unless the Plan applies the alternative rule in Code Section 401(m)(5)(C). In determining the component plans for purposes of such disaggregation, the Employer may apply the maximum entry dates permitted under Code Section 410(a)(4). The Employer shall maintain records sufficient to demonstrate satisfaction of the "ACP" test and the amount of Deferral Contributions, Qualified Nonelective Employer Contributions, and/or Qualified Matching Employer Contributions used in such test. 6.07. Allocation, Distribution, and Forfeiture of "Excess Aggregate Contributions". Notwithstanding any other provision of the Plan, the "excess aggregate contributions" allocable to the Account of a Participant, plus any income and minus any loss allocable thereto, as determined under Section 6.08, shall be forfeited, if forfeitable, or if not forfeitable, distributed to the Participant no later than the last day of the Plan Year immediately following the Plan Year in which the "excess aggregate contributions" were made. If such excess amounts are distributed more than 2 1/2 months (this period may be 6 months if the Plan has adopted an EACA within Subsection 1.07(a)(4)(B) of the Adoption Agreement and has elected, pursuant to the Administrator’s separate written procedures established pursuant to Subsection 5.03(c), to cover all Eligible Employees by the EACA) after the last day of the Plan Year in which such "excess aggregate contributions" were made, a ten percent excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts. The "excess aggregate contributions" allocable to a Participant's Account shall be determined by reducing the "contribution percentage amounts" made for the Plan Year on behalf of "eligible participants" who are Highly Compensated Employees in order of the dollar amount of such "contribution percentage amounts", beginning with the highest such dollar amount. "Excess aggregate contributions" shall be treated as "annual additions". "Excess aggregate contributions" shall be forfeited or distributed from a Participant's Employee Contributions sub- account, Matching Employer Contributions sub-account and, if applicable, the Participant's Deferral Contributions sub- account and/or Qualified Nonelective Employer Contributions sub-account in the order prescribed and communicated to the Trustee, which order shall be uniform with respect to all Participants and nondiscriminatory. In the event that "excess aggregate contributions" are allocated to a Participant's Deferral Contributions sub-accounts, such "excess aggregated contributions" will be distributed first from the Participant's Deferral Contributions for the Plan Year other than his Roth 401(k) Contributions then from his Roth 401(k) Contributions unless provided otherwise in the Adoption Agreement. Forfeitures of "excess aggregate contributions" shall be applied as provided in Section 11.09. 6.08. Income or Loss on Distributable Contributions. The income or loss allocable to "excess deferrals", "excess contributions", and "excess aggregate contributions" shall be determined under one of the following methods: DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 30 (a) the income or loss attributable to such distributable contributions shall be the income or loss for the "determination year" allocable to the Participant's Account to which such contributions were made multiplied by a fraction, the numerator of which is the amount of the distributable contributions and the denominator of which is the balance of the Participant's Account to which such contributions were made, determined as of the end of the "determination year" without regard to any income or loss occurring during the "determination year"; or (b) the income or loss attributable to such distributable contributions shall be the income or loss on such contributions for the "determination year", determined under any other reasonable method. Any reasonable method used to determine income or loss hereunder shall be used consistently for all Participants in determining the income or loss allocable to distributable contributions hereunder and shall be the same method that is used by the Plan in allocating income or loss to Participants' Accounts. 6.09. Deemed Satisfaction of "ADP" Test. Notwithstanding any other provision of this Article 6 to the contrary, if the Employer has elected in Subsection 1.11(a)(3) or Subsection 1.12(a)(3) of the Adoption Agreement to make 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions, the portion of the Plan for which the election applies shall be deemed to have satisfied the "ADP" test described in Section 6.03 for a Plan Year provided all of the following requirements are met with regard to the Active Participants within such portion of the Plan: (a) The 401(k) Safe Harbor Matching Employer Contribution or 401(k) Safe Harbor Nonelective Employer Contribution must be allocated to an Active Participant's Account, unless provided otherwise in the Adoption Agreement, as of a date within such Plan Year and must be made before the last day of the 12-month period immediately following such Plan Year. (b) If the Employer has elected to make 401(k) Safe Harbor Matching Employer Contributions, such 401(k) Safe Harbor Matching Employer Contributions must be made with respect to Deferral Contributions made by the Active Participant for such Plan Year. (c) The Employer shall provide to each Active Participant during the Plan Year a comprehensive notice, written in a manner calculated to be understood by the average Active Participant, of the Active Participant's rights and obligations under the Plan. If the Employer either (i) is considering amending its Plan to satisfy the "ADP" test using 401(k) Safe Harbor Nonelective Employer Contributions, as provided in Section 6.11, or (ii) has selected 401(k) Safe Harbor Nonelective Employer Contributions under Subsection 1.12(a)(3)(B), the notice shall include a statement that the Plan may be amended to provide a 401(k) Safe Harbor Nonelective Employer Contribution for the Plan Year. The notice shall be provided to each Active Participant within one of the following periods, whichever is applicable: (1) if the Employee is an Active Participant 90 days before the beginning of the Plan Year, within the period beginning 90 days and ending 30 days, or any other reasonable period as required by Sections l.401(k)-3 and 1.401(m)-3 of the Treasury Regulations, before the first day of the Plan Year; or (2) if the Employee becomes an Active Participant after the date described in paragraph (1) above, within the period beginning 90 days before and ending on the date he becomes an Active Participant. However, in the case of a notice for an automatic contribution arrangement pursuant to Code Section 401(k)(13), the notice must be provided sufficiently early to allow an Eligible Employee to make an election to avoid the contribution pursuant to Section 5.03(c). Notwithstanding the preceding requirement, the Administrator cannot make a Participant’s default contribution pursuant to Section 5.03(c) effective any later than the earlier of (i) the pay date for the second payroll period that begins after the date the notice is provided; or, (ii) the first pay date that occurs at least 30 days after the notice is provided. If the notice provides that the Plan may be amended to provide a 401(k) Safe Harbor Nonelective Employer Contribution for the Plan Year and the Plan is amended to provide such contribution, a supplemental notice shall be provided to all Active Participants stating that a 401(k) Safe Harbor Nonelective Employer Contribution in the specified amount shall be made for the Plan Year. Such supplemental notice shall be provided to Active Participants at least 30 days before the last day of the Plan Year. (d) If the Employer has elected to make 401(k) Safe Harbor Matching Employer Contributions, the ratio of Matching Employer Contributions made on behalf of each Highly Compensated Employee for the Plan Year to each DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 31 such Highly Compensated Employee's eligible contributions for the Plan Year is not greater than the ratio of Matching Employer Contributions to eligible contributions that would apply to any Non-Highly Compensated Employee for whom such eligible contributions are the same percentage of Compensation, adjusted as provided in Section 5.02, for the Plan Year. (e) Except as otherwise provided in Subsection 6.11(b) or with respect to a Plan Year described in (2) below, the Plan is amended to provide for 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions before the first day of such Plan Year and, except as otherwise provided in Subsection 6.11(d) or with respect to a Plan Year described in (1) through (4) below, such provisions remain in effect for an entire 12-month Plan Year. The 12-month Plan Year requirement shall not apply to: (1) The first Plan Year of a newly established Plan (other than a successor plan) if such Plan Year is at least 3 months long, provided that the 3-month requirement shall not apply in the case of a newly established employer that establishes a plan as soon as administratively feasible; (2) The Plan Year in which a cash or deferred arrangement is first added to an existing plan (other than a successor plan) if the cash or deferred arrangement is effective no later than 3 months before the end of such Plan Year; (3) Any short Plan Year resulting from a change in Plan Year if (i) the Plan satisfied the safe harbor requirements for the immediately preceding Plan Year and (ii) the Plan satisfies the safe harbor requirements for the immediately following Plan Year (or the immediately following 12 months, if the following Plan Year has fewer than 12 months); (4) The final Plan Year of a terminating Plan if any of the following applies: (i) the Plan would satisfy the provisions of paragraph Subsection 6.11(d) below, other than the provisions of paragraph Subsection 6.11(d)(3), treating the termination as an election to reduce or suspend 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions; (ii) the termination is in connection with a transaction described in Code Section 410(b)(6)(C); or (iii) the Employer incurs a substantial business hardship comparable to a substantial business hardship described in Code Section 412(d). Notwithstanding any other provision of this Section, if the Employer has elected a more stringent eligibility requirement in Section 1.04 of the Adoption Agreement for 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions than for Deferral Contributions, the Plan shall be disaggregated in accordance with Section 6.03 and treated as two separate plans pursuant to Code Section 410(b)(4)(B). The separate disaggregated plan that satisfies Code Section 401(k)(12) shall be deemed to have satisfied the "ADP" test. The other disaggregated plan shall be subjected to the "ADP" test described in Section 6.03. If the Employer has elected Option 1.11(a)(3)(D) or 1.12(a)(3)(C) to exclude some Participants from receiving 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions, the Plan shall be deemed to have satisfied the "ADP" test only with respect to those employees who are eligible to receive such contributions. The remainder of the Plan shall be subjected to the "ADP" test described in Section 6.03. Except as otherwise provided in Subsection 6.11(d) regarding amendments suspending or eliminating 401(k) Safe Harbor Matching Contributions or 401(k) Safe Harbor Nonelective Employer Contributions, a plan that does not meet the requirements specified in (a) through (e) above with respect to a Plan Year may not default to ADP testing in accordance with Section 6.03 above. 6.10. Deemed Satisfaction of "ACP" Test With Respect to Matching Employer Contributions. The portion of the Plan that is deemed to satisfy the "ADP" test pursuant to Section 6.09 shall also be deemed to have satisfied the "ACP" test described in Section 6.06 with respect to Matching Employer Contributions, if Matching Employer Contributions to the Plan for the Plan Year meet all of the following requirements: (a) Matching Employer Contributions meet the requirements of Subsections 6.09(a) and (b) as if they were 401(k) Safe Harbor Matching Employer Contributions; (b) the percentage of eligible contributions matched does not increase as the percentage of Compensation contributed increases; DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 32 (c) the ratio of Matching Employer Contributions made on behalf of each Highly Compensated Employee for the Plan Year to each such Highly Compensated Employee's eligible contributions for the Plan Year is not greater than the ratio of Matching Employer Contributions to eligible contributions that would apply to each Non-Highly Compensated Employee for whom such eligible contributions are the same percentage of Compensation, adjusted as provided in Section 5.02, for the Plan Year; (d) eligible contributions matched do not exceed six percent of a Participant's Compensation; and (e) if the Employer elected in Subsection 1.11(a)(2) or 1.11(b) of the Adoption Agreement to provide discretionary Matching Employer Contributions, the Employer also limited the dollar amount of such discretionary Matching Employer Contributions allocated to a Participant for the Plan Year to no more than four percent of such Participant's Compensation for the Plan Year. The portion of the Plan not deemed to have satisfied the "ACP" test pursuant to this Section shall be subject to the "ACP" test described in Section 6.06 with respect to Matching Employer Contributions. If the Plan provides for Employee Contributions, the "ACP" test described in Section 6.06 must be applied with respect to such Employee Contributions. 6.11. Changing Testing Methods. In accordance with Treas. Regs. 1.401(k)-1(e)(7) and 1.401(m)-1(c)(2), it is impermissible for the Employer to use "ADP" and "ACP" testing for a Plan Year in which it is intended for the Plan through its written terms to be a Code Section 401(k) safe harbor plan and Code Section 401(m) safe harbor plan and the Employer fails to satisfy the requirements of such safe harbors for the Plan Year. Notwithstanding any other provisions of the Plan, if the Employer elects to change between the "ADP" testing method and the safe harbor testing method, the following shall apply: (a) Except as otherwise specifically provided in this Section or Subsection 6.09, or applicable regulation, the Employer may not change from the "ADP" testing method to the safe harbor testing method unless Plan provisions adopting the safe harbor testing method are adopted before the first day of the Plan Year in which they are to be effective and remain in effect for an entire 12-month Plan Year. (b) A Plan may be amended during a Plan Year to make 401(k) Safe Harbor Nonelective Employer Contributions to satisfy the testing rules for such Plan Year if: (1) The Employer provides both the initial and subsequent notices described in Section 6.09 for such Plan Year within the time period prescribed in Section 6.09. (2) The Employer amends its Adoption Agreement no later than 30 days prior to the end of such Plan Year to provide for 401(k) Safe Harbor Nonelective Employer Contribution in accordance with the provisions of Option 1.12(a)(3)(B). (c) Except as otherwise specifically provided in this Section, a Plan may not be amended during the Plan Year to discontinue 401(k) Safe Harbor Nonelective or Matching Employer Contributions and revert to the "ADP" testing method for such Plan Year. (d) A Plan may be amended to reduce or suspend 401(k) Safe Harbor Matching Contributions or 401(k) Safe Harbor Nonelective Employer Contributions for a Plan year, if the Employer provides in the notice described in Section 6.09(b) that the plan may be amended during the Plan Year to reduce or suspend such contributions or the Employer is operating at an economic loss (as described in Code Section 412(c)(2)(A)), and revert to the "ADP" testing method (and, if applicable, the “ACP” testing method) for such Plan Year if: (1) All Eligible Employees are provided notice of the reduction or suspension describing (i) the consequences of the amendment, (ii) the procedures for changing their salary reduction agreements, and (iii) the effective date of the reduction or suspension. (2) The reduction or suspension of such contributions is no earlier than the later of (i) 30 days after the date the notice described in paragraph (1) is provided to Eligible Employees or (ii) the date the amendment is adopted. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 33 (3) Active Participants are given a reasonable opportunity before the reduction or suspension occurs, including a reasonable period after the notice described in paragraph (1) is provided to Eligible Employees, to change amounts elected or deemed elected under Section 5.03 and, if applicable, Section 5.04. (4) With regard to 401(k) Safe Harbor Matching Employer Contributions, the Plan satisfies the 401(k) Safe Harbor Matching Employer Contributions provisions of the Adoption Agreement in effect prior to the amendment with respect amounts elected or deemed elected under Section 5.03 and, if applicable, Section 5.04 made through the effective date of the amendment. (5) With regard to 401(k) Safe Harbor Nonelective Employer Contributions, the Plan satisfies the 401(k) Safe Harbor Nonelective Employer Contributions provisions of the Adoption Agreement in effect prior to the amendment with respect to the safe harbor compensation (compensation meeting the requirements of Section 1.401(k)-3(b)(2) of the Treasury Regulations) paid through the effective date of the amendment. If the Employer amends its Plan in accordance with the provisions of this paragraph (d), the "ADP" test described in Section 6.03 and the “ACP” test described in Section 6.06 shall be applied as if they had been in effect for the entire Plan Year using the current year testing method in Subsection 1.06(a)(1) of the Adoption Agreement. 6.12. Code Section 415 Limitations. Notwithstanding any other provisions of the Plan, the following limitations shall apply: (a) Employer Maintains Single Plan. If the "415 employer" does not maintain any other qualified defined contribution plan or any "welfare benefit fund", "individual medical benefit account", or "simplified employee pension" in addition to the Plan, the provisions of this Subsection 6.12(a) shall apply. (1) If a Participant does not participate in, and has never participated in any other qualified defined contribution plan, "welfare benefit fund", "individual medical benefit account", or "simplified employee pension" maintained by the "415 employer", which provides an "annual addition", the amount of "annual additions" to the Participant's Account for a Limitation Year shall not exceed the lesser of the "maximum permissible amount" or any other limitation contained in the Plan. If a contribution that would otherwise be contributed or allocated to the Participant's Account would cause the "annual additions" for the Limitation Year to exceed the "maximum permissible amount", the amount contributed or allocated shall be reduced so that the "annual additions" for the Limitation Year shall equal the "maximum permissible amount". (2) Prior to the determination of a Participant's actual “415 compensation” for a Limitation Year, the "maximum permissible amount" may be determined on the basis of a reasonable estimation of the Participant's “415 compensation” for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contributions to be made based on estimated annual “415 compensation” shall be reduced by any "excess 415 amounts" carried over from prior Limitation Years. (3) As soon as is administratively feasible after the end of the Limitation Year, the "maximum permissible amount" for such Limitation Year shall be determined on the basis of the Participant's actual "415 compensation" for such Limitation Year. (b) Employer Maintains Multiple Defined Contribution Type Plans. Unless the Employer specifies another method for limiting "annual additions" in the 415 Correction Addendum to the Adoption Agreement, if the "415 employer" maintains any other qualified defined contribution plan or any "welfare benefit fund", "individual medical benefit account", or "simplified employee pension" in addition to the Plan, the provisions of this Subsection 6.12(b) shall apply. (1) If a Participant is covered under any other qualified defined contribution plan or any "welfare benefit fund", "individual medical benefit account", or "simplified employee pension" maintained by the "415 employer", that provides an "annual addition", the amount of "annual additions" to the Participant's Account for a Limitation Year shall not exceed the lesser of: (A) the "maximum permissible amount", reduced by the sum of any "annual additions" to the Participant's accounts for the same Limitation Year under such other qualified defined DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 34 contribution plans and "welfare benefit funds", "individual medical benefit accounts", and "simplified employee pensions", or (B) any other limitation contained in the Plan. If the "annual additions" with respect to a Participant under other qualified defined contribution plans, "welfare benefit funds", "individual medical benefit accounts", and "simplified employee pensions" maintained by the "415 employer" are less than the "maximum permissible amount" and a contribution that would otherwise be contributed or allocated to the Participant's Account under the Plan would cause the "annual additions" for the Limitation Year to exceed the "maximum permissible amount", the amount to be contributed or allocated shall be reduced so that the "annual additions" for the Limitation Year shall equal the "maximum permissible amount". If the "annual additions" with respect to the Participant under such other qualified defined contribution plans, "welfare benefit funds", "individual medical benefit accounts", and "simplified employee pensions" in the aggregate are equal to or greater than the "maximum permissible amount", no amount shall be contributed or allocated to the Participant's Account under the Plan for the Limitation Year. (2) Prior to the determination of a Participant's actual “415 compensation” for the Limitation Year, the amounts referred to in Subsection 6.12(b)(1)(A) above may be determined on the basis of a reasonable estimation of the Participant's “415 compensation” for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contribution to be made based on estimated annual “415 compensation” shall be reduced by any "excess 415 amounts" carried over from prior Limitation Years. (3) As soon as is administratively feasible after the end of the Limitation Year, the amounts referred to in Subsection 6.12(b)(1)(A) shall be determined on the basis of the Participant's actual "415 compensation" for such Limitation Year. (c) Corrections. In correcting an “excess 415 amount” in a Limitation Year, the Employer may use any appropriate correction under the Employee Plans Compliance Resolution System, or any successor thereto. (d) Exclusion from Annual Additions. Restorative payments allocated to a Participant’s Account, which include payments made to restore losses to the Plan resulting from actions (or a failure to act) by a fiduciary for which there is a reasonable risk of liability under Title I of ERISA or under other applicable federal or state law, where similarly situated Participants are similarly treated do not give rise to an “annual addition” for any Limitation Year. Article 7. Participants' Accounts. 7.01. Individual Accounts. The Administrator shall establish and maintain an Account for each Participant that shall reflect Employer and Employee contributions made on behalf of the Participant and earnings, expenses, gains and losses attributable thereto, and investments made with amounts in the Participant's Account. The Administrator shall separately account for any Deferral Contributions made on behalf of a Participant and the earnings, expenses, gains and losses attributable thereto. The Administrator shall establish and maintain such other accounts, including plan-level accounts not specifically described within the Plan, and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan. The Administrator shall notify the Trustee of all Accounts established and maintained under the Plan. If "designated Roth contributions", as defined in Section 6.01, are held under the Plan either as Rollover Contributions or because of an Active Participant's election to make Roth 401(k) Contributions under the terms of the Plan, separate accounts shall be maintained with respect to such "designated Roth contributions." Contributions and withdrawals of "designated Roth contributions" will be credited and debited to the "designated Roth contributions" sub-account maintained for each Participant within the Participant's Account. The Plan will maintain a record of the amount of "designated Roth contributions" in each such sub-account. Gains, losses, and other credits or charges will be separately allocated on a reasonable and consistent basis to each Participant's "designated Roth contributions" sub-account and the Participant's other sub-accounts within the Participant's Account under the Plan. No contributions other than "designated Roth contributions" and properly attributable earnings will be credited to each Participant's "designated Roth contributions" sub-account. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 35 7.02. Valuation of Accounts. Participant Accounts shall be valued at their fair market value at least annually as of a "determination date", as defined in Subsection 15.01(a), in accordance with a method consistently followed and uniformly applied, and on such date earnings, expenses, gains and losses on investments made with amounts in each Participant's Account shall be allocated to such Account. Article 8. Investment of Contributions. 8.01. Manner of Investment. All contributions made to the Accounts of Participants shall be held for investment by the Trustee. The Accounts of Participants shall be invested and reinvested only in Permissible Investments generally described in the Service Agreement. 8.02. Investment Decisions. Investments in Participant Accounts shall be directed in accordance with the Employer's election in Subsection 1.24 of the Adoption Agreement. (a) With respect to those Participant Accounts for which Investment Fiduciary investment direction is elected, the Investment Fiduciary shall direct the Trustee with respect to the investment and reinvestment of assets in the Permissible Investments. (b) With respect to those Participant Accounts for which Participant investment direction is elected, each Participant shall direct the investment of his Account among the Permissible Investments. (1) While any balance remains in the Account of a Participant after his death, the Beneficiary of the Participant shall make decisions as to the investment of the Account as though the Beneficiary were the Participant. To the extent not prohibited by a qualified domestic relations order as defined in Code Section 414(p), an alternate payee shall make investment decisions with respect to any segregated account established in the name of the alternate payee as provided in Section 18.04. (2) If the Trustee receives any contribution under the Plan as to which investment instructions have not been provided, such amount shall be invested in the Permissible Investment(s) directed by the Investment Fiduciary. To the extent that the Employer elects to allow Participants to direct the investment of their Account in Section 1.24 of the Adoption Agreement, the Plan is intended to constitute a plan described in ERISA Section 404(c)(1) and regulations issued thereunder. The fiduciaries of the Plan shall be relieved of liability for any losses that are the direct and necessary result of investment instructions given by the Participant, his Beneficiary, or an alternate payee under a qualified domestic relations order. If one of the Permissible Investments for the Plan is employer securities (as defined in Section 407(d)(1) of ERISA) of a publicly traded company or one treated as publicly traded pursuant to Section 401(a)(35)(F) of the Code, the Plan must have no fewer than three Permissible Investments, other than such employer securities, each of which must be diversified and have materially different risk and return characteristics. To the extent contributions to the Plan have been required to be invested in such employer securities through Section 1.24(b) and subject to any restrictions described therein, a Participant or Beneficiary must be permitted to direct the investment of the proceeds from an exchange out of employer securities into one of the Permissible Investments described in this paragraph. Except as provided in Reg. Section 1.401(a)(35)-1 and other applicable guidance, the Plan shall not impose restrictions or conditions with respect to the investment of employer securities that are not imposed on the other Permissible Investments, except any restrictions or conditions imposed by reason of the application of securities laws. (c) All dividends, interest, gains and distributions of any nature received in respect of Fund Shares shall be reinvested in additional shares of that Permissible Investment, except as otherwise directed by the Investment Fiduciary. (d) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made as directed by the Investment Fiduciary. The Investment Fiduciary, as named fiduciary for the Plan, may appoint one or more investment managers (as defined under Section 3(38) of ERISA) who may have such duties as the Investment Fiduciary in its sole discretion shall determine in its appointment and agreement with such investment manager(s), up to and including any DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 36 authority to determine what shall be the Permissible Investments for the Plan at any given time, what restrictions will exist upon those and how unallocated accounts under the Plan and contributions described in Section 8.02(b)(2) of the Plan shall be invested. Such agreement(s) may limit, to the extent permissible under ERISA, the Investment Fiduciary’s authority and responsibility for the Plan’s Permissible Investments so delegated to the investment manager(s). The Investment Fiduciary shall retain the authority to revoke any such appointment of an investment manager and, if such investment manager is not the Trustee, shall notify the Trustee of any such revocation in a mutually agreed upon form and manner. The Investment Fiduciary may appoint an investment manager (which may be an affiliate of the Trustee) to determine the allocation of amounts held in Participants' Accounts among various investment options (the "Managed Account" option) for Participants who direct the Trustee to invest any portion of their accounts in the Managed Account option. The investment options utilized under the Managed Account option may be those generally available under the Plan or may be as selected by the investment manager for use under the Managed Account option. Participation in the Managed Account option shall be subject to such conditions and limitations (including account minimums) as may be imposed by the investment manager. Notwithstanding anything else herein to the contrary, an investment manager (which may be the Trustee or an affiliate of the Trustee) may also be appointed to manage any Permissible Investment subject to management by such investment manager. The Investment Fiduciary may also, by written instrument, allocate and delegate its fiduciary responsibilities in accordance with ERISA Section 405. 8.03. Participant Directions to Trustee. The method and frequency for change of investments shall be determined under the rules applicable to the Permissible Investments, including any additional rules limiting the frequency of investment changes, as may be agreed upon by the recordkeeper. The Trustee shall have no duty to inquire into the investment decisions of a Participant, Beneficiary, or alternate payee or to advise such individual regarding the purchase, retention, or sale of assets credited to his Account. 8.04. Life Insurance. All insurance contracts must provide that proceeds shall be payable to the Plan; provided, however, that the policy holder shall be required to pay over all proceeds of any such contract to the Participant's designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant's Spouse shall be the designated Beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Article 14. Under no circumstances shall the policy holder retain any part of the proceeds. In the event of any conflict between the terms of the Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control. Any life insurance contracts held for the Plan are subject to the following limits: (a) Ordinary life - For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are held, less than 1/2 of the aggregate employer contributions allocated to any Participant shall be used to pay the premiums attributable to them. (b) Term and universal life - No more than 1/4 of the aggregate employer contributions allocated to any participant shall be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life. (c) Combination - The sum of 1/2 of the ordinary life insurance premiums and all other life insurance premiums shall not exceed 1/4 of the aggregate employer contributions allocated to any Participant. Article 9. Participant Loans. 9.01. Special Definition. For purposes of this Article, a "participant" is any Participant or Beneficiary, including an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), who is a party-in-interest (as determined under ERISA Section 3(14)) with respect to the Plan. 9.02. Participant Loans. If so provided by the Employer in Section 1.18 of the Adoption Agreement, the Administrator shall allow "participants" to apply for a loan from their Accounts under the Plan, subject to the provisions of this Article 9. 9.03. Separate Loan Procedures. All Plan loans shall be made and administered in accordance with separate loan procedures that are hereby incorporated into the Plan by reference. The separate loan procedures shall describe the portions of a Participant’s Account from which loans may be calculated or taken. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 37 9.04. Availability of Loans. Loans shall be made available to all "participants" on a reasonably equivalent basis. Loans shall not be made available to "participants" who are Highly Compensated Employees in an amount greater than the amount made available to other "participants". 9.05. Limitation on Loan Amount. No loan to any "participant" shall be made to the extent that such loan when added to the outstanding balance of all other loans to the "participant" would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of plan loans during the one-year period ending on the day before the loan is made over the outstanding balance of plan loans on the date the loan is made, or (b) one-half the present value of the "participant's" vested interest in his Account. For purposes of the above limitation, plan loans include all loans from all plans maintained by the Employer and any Related Employer. 9.06. Interest Rate. Subject to the requirements of the Servicemembers Civil Relief Act, all loans shall bear a reasonable rate of interest as determined by the Administrator based on the prevailing interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. 9.07. Level Amortization. All loans shall by their terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan unless such loan is for the purchase of a "participant's" primary residence. Notwithstanding the foregoing, the amortization requirement may be waived while a "participant" is on a leave of absence from employment with the Employer and any Related Employer either without pay or at a rate of pay which, after withholding for employment and income taxes, is less than the amount of the installment payments required under the terms of the loan, provided that the period of such waiver shall not exceed one year, unless the "participant" is absent because of military leave during which the "participant" performs services with the uniformed services (as defined in chapter 43 of title 38 of the United States Code), regardless of whether such military leave is a qualified military leave in accordance with the provisions of Code Section 414(u). Installment payments must resume after such leave of absence ends or, if earlier, after the first year of such leave of absence, in an amount that is not less than the amount of the installment payments required under the terms of the original loan. Unless a "participant" is absent because of military leave, as discussed below, no waiver of the amortization requirements shall extend the period of the loan beyond five years from the date of the loan, unless the loan is for purchase of the "participant's" primary residence. If a "participant" is absent because of military leave during which the "participant" performs services with the uniformed services (as defined in chapter 43 of title 38 of the United States Code), regardless of whether such military leave is a qualified military leave in accordance with the provisions of Code Section 414(u), waiver of the amortization requirements may extend the period of the loan to the maximum period permitted for such loan under the separate loan procedures extended by the period of such military leave. 9.08. Security. Loans must be secured by the "participant's" vested interest in his Account not to exceed 50 percent of such vested interest. If the provisions of Section 14.04 apply to a Participant, a Participant must obtain the consent of his or her Spouse, if any, to use his vested interest in his Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 180-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. Any revision of such a loan permitted by Q & A 24(c) of Section 1.401(a)-20 of the Treasury Regulations and the Plan's separate loan procedures shall be treated as a new loan made on the date of such revision for purposes of spousal consent. 9.09. Loan Repayments. If a "participant's" loan is being repaid through payroll withholding, the Employer shall remit any such loan repayment to the Trustee as of the earliest date on which such amount can reasonably be segregated from the Employer's general assets, but not later than the earlier of (a) the close of the period specified in the separate loan procedures for preventing a default or (b) the 15th business day of the calendar month following the month in which such amount otherwise would have been paid to the "participant". 9.10. Default. The Administrator shall treat a loan in default if: (a) any scheduled repayment remains unpaid at the end of the cure period specified in the separate loan procedures for that payment (unless payment is not made due to a waiver of the amortization schedule for a "participant" who is on a leave of absence, as described in Section 9.07), or (b) there is an outstanding principal balance existing on a loan after the last scheduled repayment date. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 38 Upon default, the entire outstanding principal and accrued interest shall be immediately due and payable. If a distributable event (as defined by the Code) has occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the "participant's" vested interest in his Account by the outstanding balance of the loan. If a distributable event has not occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the "participant's" vested interest in his Account as soon as a distributable event occurs. The Trustee shall have no obligation to foreclose on the promissory note and offset the outstanding balance of the loan except as directed by the Administrator. 9.11. Effect of Termination Where Participant has Outstanding Loan Balance. If so provided in Section 1.18(a) of the Adoption Agreement, if a Participant has an outstanding loan balance at the time his employment terminates, the entire outstanding principal and accrued interest shall be due and payable by the end of the cure period specified in the separate loan procedures. Any outstanding loan amounts that are immediately due and payable hereunder shall be treated in accordance with the provisions of Sections 9.10 and 9.12 as if the Participant had defaulted on the outstanding loan. 9.12. Deemed Distributions Under Code Section 72(p). Notwithstanding the provisions of Section 9.10, if a "participant's" loan is in default, the "participant" shall be treated as having received a taxable "deemed distribution" for purposes of Code Section 72(p), whether or not a distributable event has occurred. The tax treatment of that portion of a defaulted loan that is secured by Roth 401(k) Contributions shall be determined in accordance with Code Section 402A and guidance issued thereunder. The amount of a loan that is a deemed distribution ceases to be an outstanding loan for purposes of Code Section 72, except as otherwise specifically provided herein, and a Participant shall not be treated as having received a taxable distribution when the Participant's Account is offset by the outstanding balance of the loan amount as provided in Section 9.10. In addition, interest that accrues on a loan after it is deemed distributed shall not be treated as an additional loan to the Participant and shall not be included in the income of the Participant as a deemed distribution. Notwithstanding the foregoing, unless a Participant repays a loan that has been deemed distributed, with interest thereon, the amount of such loan, with interest, shall be considered an outstanding loan under Code Section 72(p) for purposes of determining the applicable limitation on subsequent loans under Section 9.05. If a Participant makes payments on a loan that has been deemed distributed, payments made on the loan after the date it was deemed distributed shall be treated as Employee Contributions to the Plan for purposes of increasing the Participant's tax basis in his Account, but shall not be treated as Employee Contributions for any other purpose under the Plan, including application of the "ACP" test described in Section 6.06 and application of the Code Section 415 limitations described in Section 6.12. The provisions of this Section 9.12 regarding treatment of loans that are deemed distributed shall not apply to loans made prior to January 1, 2002, except to the extent provided under the transition rules in Q & A 22(c)(2) of Section 1.72(p)-l of the Treasury Regulations. 9.13. Determination of Vested Interest Upon Distribution Where Plan Loan is Outstanding. Notwithstanding any other provision of the Plan, the portion of a "participant's" vested interest in his Account that is held by the Plan as security for a loan outstanding to the "participant" in accordance with the provisions of this Article shall reduce the amount of the Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100 percent of a "participant's" vested interest in his Account (determined without regard to the preceding sentence) is payable to the "participant's" surviving Spouse or other Beneficiary, then the Account shall be adjusted by first reducing the "participant's" vested interest in his Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving Spouse or other Beneficiary. Article 10. In-Service Withdrawals. 10.01. Availability of In-Service Withdrawals. Except as otherwise provided in this Article, as permitted under Section 11.02 with respect to Participants who continue in employment past Normal Retirement Age, or as required under Section 12.04 with respect to Participants who continue in employment past their Required Beginning Date, a Participant shall not be permitted to make a withdrawal from his Account under the Plan prior to retirement or termination of employment with the Employer and all Related Employers, if any. (a) Active Military Distribution (HEART Act): If so provided by the Employer in Subsection 1.19(c)(3), a Participant performing service in the uniformed services as described in Code Section 3401(h)(2)(A) shall be treated DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 39 as having been severed from employment with the Employer for purposes of Code Section 401(k)(2)(B)(i)(I) and shall, as long as that service in the uniformed services continues, have the option to request a distribution of all or any part of his or her Account restricted from distribution only due to Code Section 401(k)(2)(B)(i)(I). Any distribution taken by a Participant pursuant to the previous sentence shall be considered an eligible rollover distribution pursuant to Section 13.04(c) of the Plan and any Participant taking a distribution under this Subsection shall be suspended from making Deferral Contributions and Employee Contributions under the Plan for a period of 6 months following the date of any such distribution. 10.02. Withdrawal of Employee Contributions. A Participant may elect to withdraw up to 100 percent of the amount then credited to his Employee Contributions sub-account. Such withdrawals may be made in accordance with the frequency constraints selected through Subsection 1.19(c) of the Adoption Agreement. 10.03. Withdrawal of Rollover Contributions. A Participant may elect to withdraw up to 100 percent of the amount then credited to his Rollover Contributions sub-account. Such withdrawals may be made at any time. 10.04. Age 59 1/2 Withdrawals. If so provided by the Employer in Subsection 1.19(b) of the Adoption Agreement or the In-Service Withdrawals Addendum to the Adoption Agreement, a Participant who continues in employment as an Employee and who has attained the age of 59 1/2 is permitted to withdraw upon request all or any portion of his Accounts specified by the Employer in Subsection 1.19(b) of the Adoption Agreement or the In-Service Withdrawals Addendum to the Adoption Agreement, as applicable and as may be limited therein. 10.05. Hardship Withdrawals. If so provided by the Employer in Subsection 1.19(a) of the Adoption Agreement, a Participant who continues in employment as an Employee may apply for a hardship withdrawal. Unless provided otherwise in the Service Agreement, the Participant may apply by certifying to the Administrator all of the required criteria specified in this Section. Such certification shall represent that the Participant has documentation substantiating the hardship. Such a hardship withdrawal may include all or any portion of the Accounts specified by the Employer in Subsection 1.19(a)(1) of the Adoption Agreement and the In-Service Withdrawals Addendum to the Adoption Agreement, if applicable, excluding any earnings on the Deferral Contributions sub-account accrued after the later of December 31, 1988 or the last day of the last Plan Year ending before July 1, 1989. The minimum amount, if any, that a Participant may withdraw because of hardship is the dollar amount specified by the Employer in Subsection 1.19(a). For purposes of this Section 10.05, a withdrawal is made on account of hardship if made on account of an immediate and heavy financial need of the Participant where such Participant lacks other available resources. The Administrator shall direct the Trustee with respect to hardship withdrawals and those withdrawals shall be based on the following special rules: (a) The following are the only financial needs considered immediate and heavy: (1) expenses incurred or necessary for medical care (that would be deductible under Code Section 213(d), determined without regard to whether the expenses exceed any applicable income limit) of the Participant, the Participant's Spouse, children, or dependents, or a primary beneficiary of the Participant; (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) payment of tuition, related educational fees, and room and board for the next 12 months of post- secondary education for the Participant, the Participant's Spouse, children or dependents (as defined in Code Section 152, without regard to subsections (b)(1), (b)(2), and (d)(1)(B) thereof), or a primary beneficiary of the Participant; (4) payments necessary to prevent the eviction of the Participant from, or a foreclosure on the mortgage on, the Participant's principal residence; (5) payments for funeral or burial expenses for the Participant's deceased parent, Spouse, child, or dependent (as defined in Code Section 152, without regard to subsection (d)(1)(B) thereof), or a primary beneficiary of the Participant; DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 40 (6) expenses for the repair of damage to the Participant's principal residence that would qualify for a casualty loss deduction under Code Section 165 (determined without regard to whether the loss exceeds any applicable income limit); or (7) any other financial need determined to be immediate and heavy under rules and regulations issued by the Secretary of the Treasury or his delegate; provided, however, that any such financial need shall constitute an immediate and heavy need under this paragraph (7) no sooner than administratively practicable following the date such rule or regulation is issued. For purposes of this Section, the term “primary beneficiary” means a Beneficiary under the Plan who has an unconditional right to all or a portion of the Participant’s Account upon the death of the Participant. (b) A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if: (1) The Participant has obtained all distributions, other than the hardship withdrawal, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer or any Related Employer; (2) The Participant suspends Deferral Contributions and Employee Contributions to the Plan for the 6- month period following receipt of his hardship withdrawal. The suspension must also apply to all elective contributions and employee contributions to all other qualified plans and non-qualified plans maintained by the Employer or any Related Employer, other than any mandatory employee contribution portion of a defined benefit plan, including stock option, stock purchase, and other similar plans, but not including health and welfare benefit plans (other than the cash or deferred arrangement portion of a cafeteria plan); and (3) The withdrawal amount is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution). 10.06. Additional In-Service Withdrawal Rules. To the extent required under Code Section 411(d)(6), in-service withdrawals that were available under a prior plan shall be available under the Plan and indicated using Subsection 1.19(g) of the Adoption Agreement. The Employer may also elect additional in-service withdrawal options using Section 1.19(g). 10.07. Restrictions on In-Service Withdrawals. The following restrictions apply to any in-service withdrawal made from a Participant's Account under this Article: (a) Except with regard to a rollover made pursuant to Subsection 1.09(b), if the provisions of Section 14.04 apply to a Participant's Account, the Participant must obtain the consent of his Spouse, if any, to obtain an in-service withdrawal. (b) The Participant may elect to receive in-service withdrawals under this Article in any form of distribution described in Section 1.20 of the Adoption Agreement. However, if the provisions of Section 14.04 apply to a Participant's Account, the Participant shall receive the in-service withdrawal in the form of a "qualified joint and survivor annuity", as defined in Subsection 14.01(a), unless the consent rules in Section 14.05 are satisfied, or the Participant has elected to receive the in-service withdrawal in the form of a "qualified optional survivor annuity", as defined in Subsection 14.01(b). (c) Notwithstanding any other provision of the Plan to the contrary other than the provisions of Section 10.09, 11.02 or 12.04, a Participant shall not be permitted to make an in-service withdrawal from his Account of amounts attributable to contributions made to a money purchase pension plan, except employee and/or rollover contributions that were held in a separate account(s) under such plan. 10.08. Qualified Reservist Distributions. If so elected by the Employer in Section 1.19(d) of the Adoption Agreement, and notwithstanding anything herein to the contrary, a Participant ordered or called to active duty for a period in excess of 179 days or for an indefinite period by reason of being a member of a reserve component (as defined in Section 101 of Title 37, United States Code), shall be eligible to elect to receive a Qualified Reservist Distribution. A “Qualified Reservist Distribution” means a distribution from the Participant’s Account of amounts attributable to Deferral Contributions, provided DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 41 such distribution is made during the period beginning on the date of the order or call to active duty and ending at the close of the active duty period. 10.09. Age 62 Distribution of Money Purchase Benefits. If so elected by the Employer in Section 1.19(e) of the Adoption Agreement, a Participant who has attained at least age 62 shall be eligible to elect to receive a distribution of vested benefit amounts accrued as a result of the Participant’s participation in a money purchase pension plan (due to a merger into this Plan of money purchase pension plan assets), if any. Article 11. Right to Benefits. 11.01. Normal or Early Retirement. Each Participant who continues in employment as an Employee until his Normal Retirement Age or, if so elected by the Employer in Subsection 1.14(b) of the Adoption Agreement, Early Retirement Age, shall have a vested interest in his Account of 100 percent regardless of any vesting schedule elected in Section 1.16 of the Adoption Agreement. If a Participant retires upon the attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement. 11.02. Late Retirement. If a Participant continues in employment as an Employee after his Normal Retirement Age, he shall continue to have a 100 percent vested interest in his Account and shall continue to participate in the Plan until the date he establishes with the Employer for his late retirement. If so elected by the Employer in Section 1.19(f) of the Adoption Agreement, until he retires, he has a continuing right to elect to receive distribution of all or any portion of his Account in accordance with the provisions of Articles 12 and 13; provided, however, that a Participant may not receive any portion of his Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions, or 401(k) Safe Harbor Nonelective Employer Contributions sub-accounts prior to his attainment of age 59 1/2. 11.03. Disability Retirement. If so elected by the Employer in Subsection 1.14(c) of the Adoption Agreement, a Participant who becomes disabled while employed as an Employee, or, unless provided otherwise in the Additional Provisions Addendum to the Adoption Agreement, while performing qualified military service as defined in Code Section 414(u)(5), shall have a 100 percent vested interest in his Account regardless of any vesting schedule elected in Section 1.16 of the Adoption Agreement. An Employee is considered disabled if he satisfies any of the requirements for disability retirement selected by the Employer in Section 1.15 of the Adoption Agreement and terminates his employment with the Employer. Such termination of employment is referred to as a disability retirement. 11.04. Death. A Participant who dies while employed as an Employee, or while performing qualified military service as defined in Code Section 414(u)(5), shall have a 100 percent vested interest in his Account and his designated Beneficiary shall be entitled to receive the balance of his Account, plus any amounts thereafter credited to his Account. If a Participant whose employment as an Employee has terminated dies, his designated Beneficiary shall be entitled to receive the Participant's vested interest in his Account. A copy of the death notice or other sufficient documentation must be provided to the Administrator using procedures established by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant's Account, such amount shall be paid to his surviving Spouse or, if none, to his estate (such Spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid in a lump sum to the deceased Beneficiary's estate. Subject to the requirements of Section 14.04, a Participant may designate a Beneficiary, or change any prior designation of Beneficiary by giving notice to the Administrator using procedures established by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form. In the case of a married Participant, the Participant's Spouse shall be deemed to be the designated Beneficiary unless the Participant's Spouse has consented to another designation in the manner described in Section 14.06. Notwithstanding the foregoing, if a Participant’s Account is subject to the requirements of Section 14.04 and the Employer has specified in the Forms of Payment Addendum to the Adoption Agreement that less than 100 percent of the Participant’s Account that is subject to Section 14.04 shall be used to purchase the “qualified preretirement survivor annuity”, as defined in Section 14.01, the Participant may designate a Beneficiary other than his Spouse for the portion of his Account that would not be used to purchase the “qualified preretirement survivor annuity,” regardless of whether the Spouse consents to such designation. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 42 11.05. Other Termination of Employment. If a Participant terminates his employment with the Employer and all Related Employers, if any, for any reason other than death or normal, late, or disability retirement, he shall be entitled to a termination benefit equal to the sum of (a) his vested interest in the balance of his Matching Employer and/or Nonelective Employer Contributions sub-account(s), such vested interest to be determined in accordance with Section 5.11 and the vesting schedule(s) selected by the Employer in Section 1.16 of the Adoption Agreement and/or the Eligibility, Service and Vesting Addendum to the Adoption Agreement, and (b) the balance of his Deferral, Employee, Qualified Nonelective Employer, Qualified Matching Employer, and Rollover Contributions sub-accounts. 11.06. Application for Distribution. Except as provided in Subsection 1.21(a) of the Adoption Agreement, a Participant (or his Beneficiary, if the Participant has died) who is entitled to a distribution hereunder must request such distribution, using procedures established by the Administrator, unless the Employer has elected in Subsection 1.20(e)(1) of the Adoption Agreement to cash out de minimus Accounts and the Participant's vested interest in his Account does not exceed the amount subject to automatic distribution pursuant to Section 13.02. 11.07. Application of Vesting Schedule Following Partial Distribution. If a distribution from a Participant's Matching Employer and/or Nonelective Employer Contributions sub-account has been made to him at a time when his vested interest in such Account balance is less than 100 percent, the vesting schedule(s) in Section 1.16 of the Adoption Agreement shall thereafter apply only to the balance of his Account attributable to Matching Employer and/or Nonelective Employer Contributions allocated after such distribution. The balance of the Account from which such distribution was made shall be transferred to a separate account immediately following such distribution. At any relevant time prior to a forfeiture of any portion thereof under Section 11.08, a Participant's vested interest in such separate account shall be equal to P(AB+(RxD))-(RxD), where P is the Participant's vested interest expressed as a percentage at the relevant time determined under Section 11.05; AB is the account balance of the separate account at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution. Following a forfeiture of any portion of such separate account under Section 11.08 below, the Participant's vested interest in any balance in such separate account shall remain 100 percent. 11.08. Forfeitures. If a Participant terminates his employment with the Employer and all Related Employers before his vested interest in his Matching Employer and/or Nonelective Employer Contributions sub-accounts is 100 percent, the non- vested portion of his Account (including any amounts credited after his termination of employment) shall be forfeited by him as follows: (a) If the Inactive Participant elects to receive distribution of his entire vested interest in his Account, the non- vested portion of his Account shall be forfeited upon the complete distribution of such vested interest, subject to the possibility of reinstatement as provided in Section 11.10. For purposes of this Subsection, if the value of an Employee's vested interest in his Account balance is zero, the Employee shall be deemed to have received a distribution of his vested interest immediately following termination of employment. (b) If the Inactive Participant elects not to receive distribution of his vested interest in his Account following his termination of employment, the non-vested portion of his Account shall be forfeited after the Participant has incurred five consecutive Breaks in Vesting Service. Except as otherwise provided in the Adoption Agreement, no forfeitures shall occur solely as a result of a Participant's withdrawal of Employee Contributions. 11.09. Application of Forfeitures. Any forfeitures occurring during a Plan Year may be used to pay administrative expenses under the Plan at any time, if so directed by the Administrator. Except as provided otherwise in the Adoption Agreement, any forfeitures not used to pay administrative expenses under the Plan shall be applied to reduce the contributions of the Employer for the immediately following Plan Year and held and applied in accordance with this Section 11.09. Pending application, forfeitures shall be invested as directed by the Investment Fiduciary. Except as permitted pursuant to EPCRS and notwithstanding any other provision of the Plan to the contrary, in no event may forfeitures be used to reduce the Employer's obligation to remit to the Trust (or other appropriate Plan funding vehicle) loan repayments made pursuant to Article 9, Deferral Contributions, or Employee Contributions. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 43 11.10. Reinstatement of Forfeitures. If a Participant forfeits any portion of his Account under Subsection 11.08(a) because of distribution of his complete vested interest in his Account, but again becomes an Eligible Employee, then the amount so forfeited, without any adjustment for the earnings, expenses, losses, or gains of the assets credited to his Account since the date forfeited, shall be recredited to his Account (or to a separate account as described in Section 11.07, if applicable) if he repays the entire amount of his distribution not attributable to Employee Contributions or Rollover Contributions before the earlier of: (a) his incurring five-consecutive Breaks in Vesting Service following the date complete distribution of his vested interest was made to him; or (b) five years after his Reemployment Commencement Date. If an Employee is deemed to have received distribution of his complete vested interest as provided in Section 11.08, the Employee shall be deemed to have repaid such distribution on his Reemployment Commencement Date. Upon such an actual or deemed repayment, the provisions of the Plan (including Section 11.07) shall thereafter apply as if no forfeiture had occurred. The amount to be recredited pursuant to this paragraph shall be derived first from the forfeitures, if any, which as of the date of recrediting have yet to be applied as provided in Section 11.09 and, to the extent such forfeitures are insufficient, from a special contribution to be made by the Employer. 11.11. Adjustment for Investment Experience. If any distribution under this Article 11 is not made in a single payment, the amount retained by the Trustee after the distribution shall be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is invested and any expenses properly charged under the Plan and Trust to such amounts. Article 12. Distributions. 12.01. Restrictions on Distributions. (a) Severance from Employment Rule. A Participant, or his Beneficiary, may not receive a distribution from the Participant's Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions sub-accounts earlier than upon the Participant's severance from employment with the Employer and all Related Employers, death, or disability, except as otherwise provided in Article 10, Section 11.02 or Section 12.04. If the Employer elected Subsection 1.21(b) of the Adoption Agreement, distribution from the Participant's Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions sub-accounts may be further postponed in accordance with the provisions of Subsection 12.01(b) below. (b) Same Desk Rule. If the Employer elected in Subsection 1.21(b) of the Adoption Agreement to preserve the separation from service rules in effect for Plan Years beginning before January 1, 2002, a Participant, or his Beneficiary, may not receive a distribution from the Participant's Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions sub-accounts earlier than upon the Participant's separation from service with the Employer and all Related Employers, death, or disability, except as otherwise provided in Article 10, Section 11.02 or Section 12.04. Notwithstanding the foregoing, amounts may also be distributed from such sub-accounts, in the form of a lump sum only, upon: (1) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain the Plan with respect to the Participant after the disposition, but only with respect to former Employees who continue employment with the corporation acquiring such assets. (2) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if such corporation continues to maintain the Plan with respect to the Participant, but only with respect to former Employees who continue employment with such subsidiary. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 44 In addition to the distribution events described in paragraph (a) or (b) above, as applicable, such amounts may also be distributed upon the termination of the Plan provided that the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409(a), a simplified employee pension plan as defined in Code Section 408(k), a SIMPLE IRA plan as defined in Code Section 408(p), a plan or contract described in Code Section 403(b) or a plan described in Code Section 457(b) or (f)) at any time during the period beginning on the date of plan termination and ending 12 months after all assets have been distributed from the Plan. Subject to Section 14.04, such a distribution must be made in a lump sum. 12.02. Timing of Distribution Following Retirement or Termination of Employment. The balance of a Participant's vested interest in his Account shall be distributable upon his termination of employment with the Employer and all Related Employers, if any, because of death, normal, early, or disability retirement (as permitted under the Plan), or other termination of employment. Notwithstanding the foregoing, a Participant may elect to postpone distribution of his Account until the date in Subsection 1.21(a) of the Adoption Agreement, unless the Employer has elected in Subsection 1.20(e)(1) of the Adoption Agreement to cash out de minimus Accounts and the Participant's vested interest in his Account does not exceed the amount subject to automatic distribution pursuant to Section 13.02. A Participant who elects to postpone distribution has a continuing election to receive such distribution prior to the date as of which distribution is required, unless such Participant is reemployed as an Employee. Consistent with the provisions of Section 11.06, if a Participant (or his Beneficiary, if the Participant has died) whose Account is not subject to cash out in accordance with Section 13.02 does not request a distribution when his Account becomes distributable hereunder, he shall be deemed to have elected to postpone distribution of his Account until the earlier of the date he requests distribution or the date in Subsection 1.21(a). 12.03. Participant Consent to Distribution. As required under Code Section 411(a)(11)(A) and consistent with Section 11.06, no distribution shall be made to the Participant before he reaches his Normal Retirement Age (or age 62, if later) without the Participant's consent, unless the Employer has elected in Subsection 1.20(e)(1) of the Adoption Agreement to cash out de minimus Accounts and the Participant's vested interest in his Account does not exceed the amount subject to automatic distribution pursuant to Section 13.02. Such consent shall be made within the 180-day period ending on the Participant's Annuity Starting Date. Once a Participant reaches his Normal Retirement Age (or age 62, if later), distribution shall be made upon the Participant's request, as provided in Section 12.02. If a Participant's vested interest in his Account exceeds the maximum cash out limit permitted under Code Section 411(a)(11)(A) ($5,000 as of January 1, 2018), the consent of the Participant's Spouse must also be obtained if the Participant's Account is subject to the provisions of Section 14.04 and distribution is made before the Participant reaches his Normal Retirement Age (or age 62, if later), unless the distribution shall be made in the form of a "qualified joint and survivor annuity" or "qualified preretirement survivor annuity" as those terms are defined in Section 14.01. A Spouse's consent to early distribution, if required, must satisfy the requirements of Section 14.06. Notwithstanding any other provision of the Plan to the contrary, neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415. In addition, upon termination of the Plan if it does not offer an annuity option (purchased from a commercial provider) and if the Employer or any Related Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) the Participant's Account shall, without the Participant's consent, be distributed to the Participant. However, if any Related Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) then the Participant's Account shall be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution. 12.04. Required Commencement of Distribution to Participants. In no event shall distribution to a Participant commence later than the date in Section 1.21(a) of the Adoption Agreement, which date shall not be later than the earlier of the dates described in (a) and (b) below: (a) unless the Participant (and his Spouse, if appropriate) elects otherwise, the 60th day after the close of the Plan Year in which occurs the latest of (i) the date on which the Participant attains Normal Retirement Age, or age 65, if earlier, (ii) the date on which the Participant's employment with the Employer and all Related Employers ceases, or (iii) the 10th anniversary of the year in which the Participant commenced participation in the Plan; and DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 45 (b) the Participant's Required Beginning Date. Notwithstanding the provisions of Subsection 12.04(a) above, the failure of a Participant (and the Participant's Spouse, if applicable) to consent to a distribution shall be deemed to be an election to defer commencement of payment as provided in Section 12.02 above. 12.05. Required Commencement of Distribution to Beneficiaries. Subject to the requirements of Subsection 12.05(a) below, if a Participant dies before his Annuity Starting Date, the Participant’s Beneficiary shall receive distribution of the Participant’s vested interest in his Account in the form provided under Article 13 or 14, as applicable, beginning as soon as reasonably practicable following the date the Beneficiary’s application for distribution is filed with the Administrator. If distribution is to be made to a Participant’s Spouse, it shall be made available within a reasonable period of time after the Participant’s death that is no less favorable than the period of time applicable to other distributions. (a) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire vested interest will be distributed, or begin to be distributed, no later than as follows: (1) If the Participant’s surviving Spouse is the Participant’s sole “designated beneficiary,” then, except as otherwise elected under Subsection 12.05(b), minimum distributions, as described in Section 13.03, will begin to the surviving Spouse by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 ½, if later. (2) If the Participant’s surviving Spouse is not the Participant’s sole “designated beneficiary,” then, except as otherwise elected under Subsection 12.05(b), minimum distributions, as described in Section 13.03, will begin to the “designated beneficiary” by December 31 of the calendar year immediately following the calendar year in which the Participant died. (3) If there is no “designated beneficiary” as of September 30 of the year following the year of the Participant’s death, the Participant’s entire vested interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. (4) If the Participant’s surviving Spouse is the Participant’s sole “designated beneficiary” and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Subsection 12.05(a), other than Subsection 12.05(a)(1), will apply as if the surviving Spouse were the Participant. For purposes of this Subsection 12.05(a), unless Subsection 12.05(a)(4) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Subsection 12.05(a)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under Subsection 12.05(a)(1). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under Subsection 12.05(a)(1)), the date distributions are considered to begin is the date distributions actually commence. (b) Election of 5-Year Rule. Participants or Beneficiaries may elect on an individual basis whether the 5-year rule described in Subsection 12.05(a)(3) or the minimum distribution rule described in Section 13.03 applies to distributions after the death of a Participant who has a “designated beneficiary.” The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Subsection 12.05(a), or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, the surviving Spouse’s) death. If neither the Participant nor the Beneficiary makes an election under this Subsection 12.05(b), distributions will be made in accordance with Subsection 12.05(a) and Section 13.03. Subject to the requirements of Subsection 12.05(a) above, if a Participant dies on or after his Annuity Starting Date, but before his entire vested interest in his Account is distributed, his Beneficiary shall receive distribution of the remainder of the Participant’s vested interest in his Account beginning as soon as reasonably practicable following the Participant’s date of death in a form that provides for distribution at least as rapidly as under the form in which the Participant was receiving distribution. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 46 For purposes of this Section 12.05, “designated beneficiary” is as defined in Subsection 13.03(c)(1). 12.06. Whereabouts of Participants and Beneficiaries. The Administrator shall at all times be responsible for determining the whereabouts of each Participant or Beneficiary who may be entitled to benefits under the Plan and shall direct the Trustee as to the maintenance of a current address of each such Participant or Beneficiary. If the Administrator is unable after diligent attempts to locate a Participant or Beneficiary who is entitled to a benefit under the Plan, the benefit otherwise payable to such Participant or Beneficiary shall be forfeited and applied as provided in Section 11.09. If a benefit is forfeited because the Administrator determines that the Participant or Beneficiary cannot be found, such benefit shall be reinstated by the Employer if a claim is filed by the Participant or Beneficiary with the Administrator and the Administrator confirms the claim to the Employer. Article 13. Form of Distribution. 13.01. Normal Form of Distribution Under Profit Sharing Plan. Unless a Participant's Account is subject to the requirements of Section 14.03 or 14.04, distributions to a Participant shall be made in a lump sum or, if elected by the Participant and provided by the Employer in Section 1.20 of the Adoption Agreement, under a systematic withdrawal plan (installments). Subject to the requirements of Article 14, if applicable, a Participant may elect other forms of distribution which appear in the Adoption Agreement. The recipient of payments under a systematic withdrawal plan may, with regard to all remaining payments or any portion thereof, elect to accelerate installment payments, decelerate installment payments, stop such payments altogether, or receive a lump sum distribution of the remainder of his Account balance, as long as, in any event, the requirements of Code Section 401(a)(9) are satisfied. If the Employer elects partial withdrawals in Section 1.20(c) of the Adoption Agreement, the preceding sentence applies to a Participant who elects installment payments with respect to such a withdrawal. Beneficiaries and alternate payees as provided in Section 18.04 may elect any form of distribution available to a Participant, except that annuities may only be elected by Beneficiaries in accordance with the provisions of Article 14. Notwithstanding anything herein to the contrary, if distribution to a Participant commences on the Participant's Required Beginning Date as determined under Subsection 2.01(vv), the Participant may elect to receive distributions under a systematic withdrawal plan that provides the minimum distributions required under Code Section 401(a)(9), as described in Section 13.03. A Participant whose distribution includes an outstanding loan balance may roll over that outstanding loan in-kind to a plan which agrees to accept such an outstanding loan in accordance with the provisions of Section 9.11. 13.02. Cash Out Of Small Accounts. Notwithstanding any other provision of the Plan to the contrary, if the Employer elected to cash out small Accounts as provided in and pursuant to Subsection 1.20(e)(1) of the Adoption Agreement, the Participant's vested interest in his Account shall be distributed following the Participant's termination of employment because of retirement, disability, or other termination of employment. For purposes of determining whether an amount being distributed pursuant to this Section 13.02 will be subject to a direct rollover by the Administrator, a Participant's “designated Roth contributions”, as defined in Subsection 6.01(e), will be considered separately from the amount within the Participant's non-Roth sub-account. If the Employer elected to cash out small Accounts as provided in Subsection 1.20(e)(1) and if distribution is to be made to a Participant's Beneficiary following the death of the Participant and the Beneficiary's vested interest in the Participant's Account does not exceed the maximum cash out limit permitted under Code Section 411(a)(11)(A), distribution shall be made to the Beneficiary in a lump sum following the Participant's death. 13.03. Minimum Distributions. Unless a Participant’s vested interest in his Account is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Participant’s Required Beginning Date, as of the first “distribution calendar year” distributions will be made in accordance with this Section. If a Participant's Account is subject to the provisions of Section 14.04, in lieu of the minimum distribution required hereunder, the Administrator may distribute the Participant’s full vested interest in his Account in the form of an annuity purchased from an insurance company. Any annuity purchased on behalf of a Participant will provide for distributions thereunder to be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury Regulations issued thereunder and the minimum distribution incidental benefit requirement of Code Section 401(a)(9)(G). DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 47 Notwithstanding the foregoing or any other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of Subsection 13.03(d) below. (a) Required Minimum Distributions During a Participant’s Lifetime. During a Participant’s lifetime, the minimum amount that will be distributed for each “distribution calendar year” is the lesser of: (1) the quotient obtained by dividing the Participant’s “account balance” by the distribution period in the Uniform Lifetime Table set forth in Q & A 2 of Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s age as of the Participant’s birthday in the “distribution calendar year”; or (2) if the Participant’s sole “designated beneficiary” for the “distribution calendar year” is the Participant’s Spouse, the quotient obtained by dividing the Participant’s “account balance” by the number in the Joint and Last Survivor Table set forth in Q & A 3 of Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the “distribution calendar year.” Required minimum distributions will be determined under this Subsection 13.03(a) beginning with the first “distribution calendar year” and up to and including the “distribution calendar year” that includes the Participant’s date of death. A Participant who has retired may elect at any time to take any portion of his Account in excess of the amount required to be paid pursuant to this Subsection 13.03(a). (b) Required Minimum Distributions After Participant’s Death. (1) If a Participant dies on or after the date distributions begin and there is a “designated beneficiary,” the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the Participant’s “account balance” by the longer of the remaining “life expectancy” of the Participant or the remaining “life expectancy” of the Participant’s “designated beneficiary,” determined as follows: (A) The Participant’s remaining “life expectancy” is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (B) If the Participant’s surviving Spouse is the Participant’s sole “designated beneficiary,” the remaining life expectancy of the surviving Spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year. For “distribution calendar years” after the year of the surviving Spouse’s death, the remaining “life expectancy” of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year. (C) If the Participant’s surviving Spouse is not the Participant’s sole “designated beneficiary,” the “designated beneficiary’s” remaining “life expectancy” is calculated using the age of the “designated beneficiary” in the year following the year of the Participant’s death, reduced by one for each subsequent year. (2) If the Participant dies on or after the date distributions begin and there is no “designated beneficiary” as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the Participant’s “account balance” by the Participant’s remaining “life expectancy” calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (3) Unless the Participant or Beneficiary elects otherwise in accordance with Subsection 12.05(b), if the Participant dies before the date distributions begin and there is a “designated beneficiary,” the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the Participant’s “account balance” by the remaining “life expectancy” of the Participant’s “designated beneficiary,” determined as provided in Subsection 13.03(b)(1). DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 48 (4) If the Participant dies before the date distributions begin and there is no “designated beneficiary” as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s full vested interest in his Account will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. (5) If the Participant dies before the date distributions begin, the Participant’s surviving Spouse is the Participant’s sole “designated beneficiary,” and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Subsection 12.05(a)(1), Subsections 13.03(b)(3) and (4) will apply as if the surviving Spouse were the Participant. For purposes of this Subsection 13.03(b), unless Subsection 13.03(b)(5) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Subsection 13.03(b)(5) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under Subsection 12.05(a)(1). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under Subsection 12.05(a)(1)), the date distributions are considered to begin is the date distributions actually commence. (c) Definitions. For purposes of this Section 13.03, the following special definitions shall apply: (1) “Designated beneficiary” means the individual who is the Participant’s Beneficiary as defined under Section 2.01(g) and is the designated beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-4 of the Treasury Regulations. (2) “Distribution calendar year” means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first “distribution calendar year” is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first “distribution calendar year” is the calendar year in which distributions are required to begin under Subsection 12.05(a). The required minimum distribution for the Participant’s first “distribution calendar year” will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other “distribution calendar years,” including the required minimum distribution for the “distribution calendar year” in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that “distribution calendar year.” (3) “Life expectancy” means life expectancy as computed by use of the Single Life Table in Q & A - 1 of Section 1.401(a)(9)-9 of the Treasury Regulations. (4) A Participant’s “account balance” means the balance of the Participant's vested interest in his Account as of the last valuation date in the calendar year immediately preceding the “distribution calendar year” (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The “account balance” for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the “distribution calendar year” if distributed or transferred in the valuation calendar year. (d) Section 242(b)(2) Elections. Notwithstanding any other provisions of this Section and subject to the requirements of Article 14, if applicable, distribution on behalf of a Participant, including a five-percent owner, may be made pursuant to an election under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 and in accordance with all of the following requirements: (1) The distribution is one which would not have disqualified the Trust under Code Section 401(a)(9), if applicable, or any other provisions of Code Section 401(a), as in effect prior to the effective date of Section 242(a) of the Tax Equity and Fiscal Responsibility Act of 1982. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 49 (2) The distribution is in accordance with a method of distribution elected by the Participant whose vested interest in his Account is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant. (3) Such election was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984. (4) The Participant had accrued a benefit under the Plan as of December 31, 1983. (5) The method of distribution elected by the Participant or the Beneficiary specifies the form of the distribution, the time at which distribution will commence, the period over which distribution will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority. A distribution upon death shall not be made under this Subsection 13.03(d) unless the information in the election contains the required information described above with respect to the distributions to be made upon the death of the Participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant or the Beneficiary to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made, if this method of distribution was specified in writing and the distribution satisfies the requirements in Subsections 13.03(d)(1) and (5). If an election is revoked, any subsequent distribution will be in accordance with the other provisions of the Plan. Any changes in the election will be considered to be a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not designated as a Beneficiary in the election), under the election will not be considered to be a revocation of the election, so long as such substitution or addition does not alter the period over which distributions are to be made under the election directly, or indirectly (for example, by altering the relevant measuring life). The Administrator shall direct the Trustee regarding distributions necessary to comply with the minimum distribution rules set forth in this Section 13.03. 13.04. Direct Rollovers. Notwithstanding any other provision of the Plan to the contrary, a "distributee" may elect, at the time and in the manner prescribed by the Administrator, to have any portion or all of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the "distributee" in a direct rollover; provided, however, that a "distributee" may not elect a direct rollover with respect to a portion of an "eligible rollover distribution" if such portion totals less than $500. In applying the $500 minimum on rollovers of a portion of a distribution, any "eligible rollover distribution" from a Participant's “designated Roth contributions”, as defined in Subsection 6.01(e), will be considered separately from any "eligible rollover distribution" from the Participant's non-Roth sub-accounts. The portion of any "eligible rollover distribution" consisting of Employee Contributions may only be rolled over to an individual retirement account or annuity described in Code Section 408(a) or (b) or to a qualified defined contribution plan described in Code Section 401(a), 403(a) or 403(b) that provides for separate accounting with respect to such accounts, including separate accounting for the portion of such "eligible rollover distribution" that is includible in income (including the earnings on the portion that is not so includible) and the portion that is not includible in income. That portion of any "eligible rollover distribution" consisting of Roth 401(k) Contributions, may only be rolled over to another designated Roth account established for the individual under an applicable retirement plan described in Code Section 402A(e)(1) that provides for "designated Roth contributions", as defined in Section 6.01, or to a Roth individual retirement account described in Code Section 408A, subject to the rules of Code Section 402(c). For purposes of this Section 13.04, the following definitions shall apply: (a) "Distributee" means a Participant, the Participant's surviving Spouse, and the Participant's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, who is entitled to receive a distribution from the Participant's vested interest in his Account. The term “distributee” shall also include a designated beneficiary (as defined in Code Section 401(a)(9)(E)) of a Participant who is not the surviving Spouse of the Participant who may only elect to roll over such a distribution to an individual retirement plan described in clause (i) or (ii) of paragraph (8)(B) of Code Section 402(c) established for the purposes of receiving such distribution. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 50 (b) "Eligible retirement plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), a qualified defined contribution plan described in Code Section 401(a), an annuity contract described in Code Section 403(b), an eligible deferred compensation plan described in Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, provided that such 457 plan provides for separate accounting with respect to such rolled over amounts, that accepts "eligible rollover distributions", or a Roth individual retirement account described in Code Section 408A However, for a “distributee” who is a designated beneficiary of the Participant (and not the Participant’s surviving Spouse), the definition of “eligible retirement plan” shall be limited as described in (a) above. (c) "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the "distributee", except that an "eligible rollover distribution" does not include the following: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the "distributee" or the joint lives (or joint life expectancies) of the "distributee" and the "distributee's" designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under Code Section 401(a)(9); or (3) any hardship withdrawal made in accordance with the provisions of Section 10.05 or the In- Service Withdrawals Addendum to the Adoption Agreement. 13.05. Notice Regarding Timing and Form of Distribution. Within the period beginning 180 days before a Participant's Annuity Starting Date and ending 30 days before such date, the Administrator shall provide such Participant with written notice containing a general description of the material features of each form of distribution available under the Plan and an explanation of the financial effect of electing each form of distribution available under the Plan. The notice shall also inform the Participant of his right to defer receipt of the distribution until the date in Subsection 1.21(a) of the Adoption Agreement, the consequences of failing to defer, and his right to make a direct rollover. Distribution may commence fewer than 30 days after such notice is given, provided that: (a) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); (b) the Participant, after receiving the notice, affirmatively elects a distribution, with his Spouse's written consent, if necessary; (c) if the Participant's Account is subject to the requirements of Section 14.04, the following additional requirements apply: (1) the Participant is permitted to revoke his affirmative distribution election at any time prior to the later of (A) his Annuity Starting Date or (B) the expiration of the seven-day period beginning the day after such notice is provided to him; and (2) distribution does not begin to such Participant until such revocation period ends. 13.06. Determination of Method of Distribution. Subject to Section 13.02, the Participant shall determine the method of distribution of benefits to himself and may determine the method of distribution to his Beneficiary. If the Participant does not determine the method of distribution to his Beneficiary or if the Participant permits his Beneficiary to override his determination, the Beneficiary, in the event of the Participant's death, shall determine the method of distribution of benefits to himself as if he were the Participant. A determination by the Beneficiary must be made no later than the close of the calendar year in which distribution would be required to begin under Section 12.05 or, if earlier, the close of the calendar year in which the fifth anniversary of the death of the Participant occurs. 13.07. Notice to Trustee. The Administrator shall notify the Trustee in any medium acceptable to the Trustee, which may be specified in the Service Agreement, whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. To facilitate distributions, the Administrator shall develop processes and procedures to communicate to the Trustee the form DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 51 of payment of benefits that such Participant or Beneficiary shall receive, the name of any designated Beneficiary or Beneficiaries, and any such other information as the Trustee shall require. Article 14. Superseding Annuity Distribution Provisions. 14.01. Special Definitions. For purposes of this Article, the following special definitions shall apply: (a) "Qualified joint and survivor annuity" means (1) if the Participant is not married on his Annuity Starting Date, an immediate annuity payable for the life of the Participant or (2) if the Participant is married on his Annuity Starting Date, an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse (to whom the Participant was married on the Annuity Starting Date) equal to 50 percent (or the percentage designated in the Forms of Payment Addendum to the Adoption Agreement) of the amount of the annuity which is payable during the joint lives of the Participant and such Spouse, provided that the survivor annuity shall not be payable to a Participant's Spouse if such Spouse is not the same Spouse to whom the Participant was married on his Annuity Starting Date. (b) "Qualified optional survivor annuity" means a joint and survivor annuity that the Participant, subject to the spousal consent rules described in Section 14.05, may elect and which (1) if the survivor annuity portion of the Plan’s qualified joint and survivor annuity (as defined in (a) above) is less than 75%, then has a survivor annuity portion of 75% or (2) if the survivor annuity portion of the Plan’s qualified joint and survivor annuity (as defined in (a) above) is greater than or equal to 75%, then has a survivor annuity portion of 50%. The “qualified optional survivor annuity” shall be designated in the Forms of Payment Addendum as a joint and survivor annuity. (c) "Qualified preretirement survivor annuity" means an annuity purchased with at least 50 percent of a Participant's vested interest in his Account that is payable for the life of a Participant's surviving Spouse. The Employer shall specify that portion of a Participant's vested interest in his Account that is to be used to purchase the "qualified preretirement survivor annuity" in the Forms of Payment Addendum to the Adoption Agreement. 14.02. Applicability. Except as otherwise specifically provided in the Plan, the provisions of this Article shall apply to a Participant's Account only if: (a) the Plan includes assets transferred from a money purchase pension plan; (b) the Plan is an amendment and restatement of a plan that provided an annuity form of payment and such form of payment has not been eliminated; (c) the Plan is an amendment and restatement of a plan that provided an annuity form of payment and such form of payment has been eliminated, but the Participant elected a life annuity form of payment before the effective date of the elimination; (d) the Participant's Account contains assets attributable to amounts directly or indirectly transferred from a plan that provided an annuity form of payment and such form of payment has not been eliminated; (e) the Participant's Account contains assets attributable to amounts directly or indirectly transferred from a plan that provided an annuity form of payment and such form of payment has been eliminated, but the Participant elected a life annuity form of payment before the effective date of the elimination. 14.03. Annuity Form of Payment. To the extent provided through Section 1.20 of the Adoption Agreement, a Participant may elect distributions made in whole or in part in the form of an annuity contract. Any annuity contract distributed under the Plan shall be subject to the provisions of this Section 14.03 and, to the extent provided therein, Sections 14.04 through 14.09. (a) At the direction of the Administrator, the Trustee shall purchase the annuity contract on behalf of a Participant or Beneficiary from an insurance company. Such annuity contract shall be nontransferable. (b) The terms of the annuity contract shall comply with the requirements of the Plan and distributions under such contract shall be made in accordance with Code Section 401(a)(9) and the Treasury Regulations issued thereunder. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 52 (c) The annuity contract may provide for payment over the life of the Participant and, upon the death of the Participant, may provide a survivor annuity continuing for the life of the Participant's designated Beneficiary. Such an annuity may provide for an annuity certain feature for a period not exceeding the life expectancy of the Participant or, if the annuity is payable to the Participant and a designated Beneficiary, the joint life and last survivor expectancy of the Participant and such Beneficiary. If the Participant dies prior to his Annuity Starting Date, the annuity contract distributed to the Participant's Beneficiary may provide for payment over the life of the Beneficiary, and may provide for an annuity certain feature for a period not exceeding the life expectancy of the Beneficiary. The types of annuity contracts provided under the Plan shall be limited to the types of annuities described in Section 1.20 of the Adoption Agreement and the Forms of Payment Addendum to the Adoption Agreement. (d) The annuity contract must provide for non-increasing payments. 14.04. "Qualified Joint and Survivor Annuity" and "Qualified Preretirement Survivor Annuity" Requirements. The requirements of this Section 14.04 apply to a Participant's Account if: (a) the Plan includes assets transferred from a money purchase pension plan; (b) the Employer has selected in Subsection 1.20(d)(2) of the Adoption Agreement that distribution in the form of a life annuity is the normal form of distribution with respect to such Participant's Account; or (c) the Employer has indicated on the Forms of Payment Addendum to the Adoption Agreement that distribution in the form of a life annuity is an optional form of distribution with respect to such Participant's Account and the Participant is permitted to elect and has elected distribution in the form of an annuity contract payable over the life of the Participant. If a Participant's Account is subject to the requirements of this Section, distribution shall be made to the Participant with respect to such Account in the form of a "qualified joint and survivor annuity" (with a survivor annuity in the percentage amount specified by the Employer in the Forms of Payment Addendum to the Adoption Agreement) in the amount that can be purchased with such Account, unless the Participant waives the "qualified joint and survivor annuity" as provided in Section 14.05. If the Participant dies prior to his Annuity Starting Date, distribution shall be made to the Participant's surviving Spouse, if any, in the form of a "qualified preretirement survivor annuity" in the amount that can be purchased with such Account, unless the Participant waives the "qualified preretirement survivor annuity" as provided in Section 14.05, or the Participant's surviving Spouse elects in writing to receive distribution in one of the other forms of payment provided under the Plan. A Participant's Account that is subject to the requirements of this Section shall be used to purchase the "qualified preretirement survivor annuity" and the balance of the Participant's vested interest in his Account that is not used to purchase the "qualified preretirement survivor annuity" shall be distributed to the Participant's designated Beneficiary in accordance with the provisions of Sections 11.04 and 12.05. 14.05. Waiver of the "Qualified Joint and Survivor Annuity" and/or "Qualified Preretirement Survivor Annuity" Rights. A Participant may waive the "qualified joint and survivor annuity" described in Section 14.04 and elect another form of distribution permitted under the Plan at any time during the 180-day period ending on his Annuity Starting Date; provided, however, that if the Participant is married, his Spouse must consent in writing to such election as provided in Section 14.06. A Participant may waive or revoke a waiver of the "qualified joint and survivor annuity" described in Section 14.04 and elect another form of distribution permitted under the Plan at any time and any number of times during the 180-day period ending on his Annuity Starting Date; provided, however, that if the Participant is married and is electing a form of distribution other than the "qualified joint and survivor annuity" or the "qualified optional survivor annuity", his Spouse must consent in writing to such election as provided in Section 14.06. A Participant may waive the "qualified preretirement survivor annuity" and designate a non-Spouse Beneficiary at any time during the "applicable election period"; provided, however, that the Participant's Spouse must consent in writing to such election as provided in Section 14.06. The "applicable election period" begins on the later of (1) the date the Participant's Account becomes subject to the requirements of Section 14.04 or (2) the first day of the Plan Year in which the Participant attains age 35 or, if he terminates employment prior to such date, the date he terminates employment with the Employer and all Related Employers. The "applicable election period" ends on the earlier of the Participant's Annuity Starting Date or the date of the Participant's death. A Participant whose employment has not terminated may elect to waive the "qualified preretirement survivor annuity" prior to the Plan Year in which he attains age 35, provided that any such waiver shall cease to be effective as of the first day of the Plan Year in which the Participant attains age 35. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 53 A Participant's waiver of the "qualified joint and survivor annuity" or "qualified preretirement survivor annuity" shall be valid only if the applicable notice described in Section 14.07 or 14.08 has been provided to the Participant. 14.06. Spouse's Consent to Waiver. A Spouse's written consent must acknowledge the effect of the Participant's election and must be witnessed by a Plan representative or a notary public. In addition, the Spouse's written consent must either (a) specify any non-Spouse Beneficiary designated by the Participant and that such designation may not be changed without written spousal consent or (b) acknowledge that the Spouse has the right to limit consent as provided in clause (a) above, but permit the Participant to change the designated Beneficiary without the Spouse's further consent. A Participant's Spouse shall be deemed to have given written consent to a Participant's waiver if the Participant establishes to the satisfaction of a Plan representative that spousal consent cannot be obtained because the Spouse cannot be located or because of other circumstances set forth in Code Section 401(a)(11) and Treasury Regulations issued thereunder. Any written consent given or deemed to have been given by a Participant's Spouse hereunder shall be irrevocable and shall be effective only with respect to such Spouse and not with respect to any subsequent Spouse. In addition, with regard to a Participant's waiver of the "qualified joint and survivor annuity" form of distribution, the Spouse's written consent must either (a) specify the form of distribution elected instead of the "qualified joint and survivor annuity", and that such form may not be changed (except to a "qualified joint and survivor annuity") without written spousal consent or (b) acknowledge that the Spouse has the right to limit consent as provided in clause (a) above, but permit the Participant to change the form of distribution elected without the Spouse's further consent. To the extent a Participant's Account is subject to the requirements of Section 14.04, a Spouse's consent to a Participant's waiver shall be valid only if the applicable notice described in Section 14.07 or 14.08 has been provided to the Participant. 14.07. Notice Regarding "Qualified Joint and Survivor Annuity". The notice provided to a Participant under Section 14.05 shall include a written explanation that satisfies the requirements of Code Section 417(a)(3) and regulations issued thereunder. The notice will include a description of the following: (i) the terms and conditions of a qualified joint and survivor annuity and the qualified optional survivor annuity; (ii) the participant's right to make and the effect of any election to waive the qualified joint and survivor annuity form of benefit; (iii) the rights of a participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity. 14.08. Notice Regarding "Qualified Preretirement Survivor Annuity". If a Participant's Account is subject to the requirements of Section 14.04, the Participant shall be provided with a written explanation of the "qualified preretirement survivor annuity" comparable to the written explanation provided with respect to the "qualified joint and survivor annuity", as described in Section 14.07. Such explanation shall be furnished within whichever of the following periods ends last: (a) the period beginning with the first day of the Plan Year in which the Participant reaches age 32 and ending with the end of the Plan Year preceding the Plan Year in which he reaches age 35; (b) a reasonable period ending after the Employee becomes an Active Participant; (c) a reasonable period ending after Section 14.04 first becomes applicable to the Participant's Account; or (d) in the case of a Participant who separates from service before age 35, a reasonable period ending after such separation from service. For purposes of the preceding sentence, the two-year period beginning one year prior to the date of the event described in Subsection 14.08(b), (c) or (d) above, whichever is applicable, and ending one year after such date shall be considered reasonable, provided, that in the case of a Participant who separates from service under Subsection 14.08(d) above and subsequently recommences employment with the Employer, the applicable period for such Participant shall be re- determined in accordance with this Section 14.08. 14.09. Former Spouse. For purposes of this Article, a former Spouse of a Participant shall be treated as the Spouse or surviving Spouse of the Participant, and a current Spouse shall not be so treated, to the extent required under a qualified domestic relations order, as defined in Code Section 414(p). Article 15. Top-Heavy Provisions. 15.01. Definitions. For purposes of this Article, the following special definitions shall apply: DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 54 (a) "Determination date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, "determination date" means the last day of that Plan Year. (b) "Determination period" means the Plan Year containing the "determination date". (c) "Distribution period" means (i) for any distribution made to an employee on account of severance from employment, death, disability, or termination of a plan which would have been part of the “required aggregation group” had it not been terminated, the one-year period ending on the "determination date" and (ii) for any other distribution, the five-year period ending on the "determination date". (d) "Key employee" means any Employee or former Employee (including any deceased Employee) who at any time during the "determination period" was (1) an officer of the Employer or a Related Employer having annual Compensation greater than the dollar amount specified in Code Section 416(i)(1)(A)(I) adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002 (e.g., $175,000 for Plan Years beginning in 2018), (2) a five-percent owner of the Employer or a Related Employer, or (3) a one-percent owner of the Employer or a Related Employer having annual Compensation of more than $150,000. The determination of who is a "key employee" shall be made in accordance with Code Section 416(i)(1) and any applicable guidance or regulations issued thereunder. (e) "Permissive aggregation group" means the "required aggregation group" plus any other qualified plans of the Employer or a Related Employer which, when considered as a group with the "required aggregation group", would continue to satisfy the requirements of Code Sections 401(a)(4) and 410. (f) "Required aggregation group" means: (1) Each qualified plan of the Employer or Related Employer in which at least one "key employee" participates, or has participated at any time during the "determination period" or, unless and until modified by future Treasury guidance, any of the four preceding Plan Years (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer or Related Employer which enables a plan described in Subsection 15.01(f)(1) above to meet the requirements of Code Section 401(a)(4) or 410. (g) "Top-heavy plan" means a plan in which any of the following conditions exists: (1) the "top-heavy ratio" for the plan exceeds 60 percent and the plan is not part of any "required aggregation group" or "permissive aggregation group"; (2) the plan is a part of a "required aggregation group" but not part of a "permissive aggregation group" and the "top-heavy ratio" for the "required aggregation group" exceeds 60 percent; or (3) the plan is a part of a "required aggregation group" and a "permissive aggregation group" and the "top-heavy ratio" for both groups exceeds 60 percent. Notwithstanding the foregoing, a plan is not a "top-heavy plan" for a Plan Year if it consists solely of a cash or deferred arrangement that satisfies the nondiscrimination requirements under Code Section 401(k) by application of Code Section 401(k)(12) or 401(k)(13) and, if matching contributions are provided under such plan, satisfies the nondiscrimination requirements under Code Section 401(m) by application of Code Section 401(m)(11) or 401(m)(12). (h) "Top-heavy ratio" means: (1) With respect to the Plan, or with respect to any "required aggregation group" or "permissive aggregation group" that consists solely of defined contribution plans (including any simplified employee pension, as defined in Code Section 408(k)), a fraction, the numerator of which is the sum of the account balances of all "key employees" under the plans as of the "determination date" (including any part of any account balance distributed during the "distribution period"), and the denominator of which is the sum of all account balances (including any part of any account balance distributed during the "distribution period") of all participants under the plans as of the "determination date". Both the numerator and denominator of the "top-heavy ratio" shall be increased, to the extent required by Code Section 416, to reflect any contribution which is due but unpaid as of the "determination date". DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 55 (2) With respect to any "required aggregation group" or "permissive aggregation group" that includes one or more defined benefit plans which, during the "determination period", has covered or could cover an Active Participant in the Plan, a fraction, the numerator of which is the sum of the account balances under the defined contribution plans for all "key employees" and the present value of accrued benefits under the defined benefit plans for all "key employees", and the denominator of which is the sum of the account balances under the defined contribution plans for all participants and the present value of accrued benefits under the defined benefit plans for all participants. Both the numerator and denominator of the "top-heavy ratio" shall be increased for any distribution of an account balance or an accrued benefit made during the "distribution period" and any contribution due but unpaid as of the "determination date". For purposes of Subsections 15.01(h)(1) and (2) above, the value of accounts shall be determined as of the most recent "determination date" and the present value of accrued benefits shall be determined as of the date used for computing plan costs for minimum funding that falls within 12 months of the most recent "determination date", except as provided in Code Section 416 and the regulations issued thereunder for the first and second plan years of a defined benefit plan. When aggregating plans, the value of accounts and accrued benefits shall be calculated with reference to the "determination dates" that fall within the same calendar year. The accounts and accrued benefits of a Participant who is not a "key employee" but who was a "key employee" in a prior year, or who has not performed services for the Employer or any Related Employer at any time during the one-year period ending on the "determination date", shall be disregarded. The calculation of the "top- heavy ratio", and the extent to which distributions, rollovers, and transfers are taken into account, shall be made in accordance with Code Section 416 and the regulations issued thereunder. Deductible employee contributions shall not be taken into account for purposes of computing the "top-heavy ratio". For purposes of determining if the Plan, or any other plan included in a "required aggregation group" of which the Plan is a part, is a "top-heavy plan", the accrued benefit in a defined benefit plan of an Employee other than a "key employee" shall be determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or a Related Employer, or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C). Notwithstanding any other provision herein to the contrary, Compensation for purposes of this Article 15 shall be based on the amount actually paid or made available to the Participant (or, if earlier, includible in the gross income of the Participant) during the Plan Year, does not exclude any amounts elected by the Employer in Subsection 1.05(b) of the Adoption Agreement except moving expenses paid or reimbursed by the Employer if it is reasonable to believe they are deductible by the Employee, and shall include Differential Wages as defined in Section 2.01(k)(2)(B)(i). 15.02. Application. If the Plan is or becomes a "top-heavy plan" in any Plan Year or is automatically deemed to be a "top- heavy plan" in accordance with the Employer's selection in Subsection 1.22(a)(1) of the Adoption Agreement, the provisions of this Article shall apply and shall supersede any conflicting provision in the Plan. Notwithstanding the foregoing, the provisions of this Article shall not apply if Subsection 1.22(a)(3) of the Adoption Agreement is selected. 15.03. Minimum Contribution. Except as otherwise specifically provided in this Section 15.03, the Nonelective Employer Contributions made for the Plan Year on behalf of any Active Participant who is not a "key employee", when combined with the Matching Employer Contributions made on behalf of such Active Participant for the Plan Year, shall not be less than the lesser of three percent (or five percent, if selected by the Employer in Subsection 1.22(b) of the Adoption Agreement) of such Participant's Compensation for the Plan Year or, in the case where neither the Employer nor any Related Employer maintains a defined benefit plan which uses the Plan to satisfy Code Section 401(a)(4) or 410, the largest percentage of Employer contributions made on behalf of any "key employee" for the Plan Year, expressed as a percentage of the "key employee's" Compensation for the Plan Year. Catch-Up Contributions made on behalf of a "key employee" for the Plan Year shall not be taken into account for purposes of determining the amount of the minimum contribution required hereunder. If an Active Participant is entitled to receive a minimum contribution under another qualified plan maintained by the Employer or a Related Employer that is a "top-heavy plan", no minimum contribution shall be made hereunder unless the Employer has provided in Subsection 1.22(b)(1) of the Adoption Agreement that the minimum contribution shall be made under this Plan in any event. If the Employer has provided in Subsection 1.22(b)(2) that an alternative means shall be used to DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 56 satisfy the minimum contribution requirements where an Active Participant is covered under multiple plans that are "top- heavy plans", no minimum contribution shall be required under this Section, except as provided under the 416 Contributions Addendum to the Adoption Agreement. If a minimum contribution is required to be made under the Plan for the Plan Year on behalf of an Active Participant who is not a "key employee" and who is a participant in a defined benefit plan maintained by the Employer or a Related Employer that is aggregated with the Plan, the minimum contribution shall not be less than five percent of such Participant's Compensation for the Plan Year. The minimum contribution required under this Section shall be made to the Account of an Active Participant even though, under other Plan provisions, the Active Participant would not otherwise be entitled to receive a contribution, or would have received a lesser contribution for the Plan Year, because (a) the Active Participant failed to complete the Hours of Service requirement selected by the Employer in Subsection 1.11(e) or 1.12(d) of the Adoption Agreement, or (b) the Participant's Compensation was less than a stated amount; provided, however, that no minimum contribution shall be made for a Plan Year to the Account of an Active Participant who is not employed by the Employer or a Related Employer on the last day of the Plan Year. That portion of a Participant's Account that is attributable to minimum contributions required under this Section 15.03, to the extent required to be nonforfeitable under Code Section 416(b), may not be forfeited under Code Section 411(a)(3)(B). 15.04. Determination of Minimum Required Contribution. For purposes of determining the amount of any minimum contribution required to be made on behalf of a Participant who is not a "key employee" for a Plan Year, the Matching Employer Contributions made on behalf of such Participant and the Nonelective Employer Contributions allocated to such Participant for the Plan Year shall be aggregated. If the aggregate amount of such contributions, when expressed as a percentage of such Participant's Compensation for the Plan Year, is less than the minimum contribution required to be made to such Participant under Section 15.03, the Employer shall make an additional contribution on behalf of such Participant in an amount that, when aggregated with the Qualified Nonelective Contributions, Matching Employer Contributions and Nonelective Employer Contributions previously allocated to such Participant, will equal the minimum contribution required to be made to such Participant under Section 15.03. 15.05. Accelerated Vesting. If applicable, for any Plan Year in which the Plan is or is deemed to be a "top-heavy plan" and all Plan Years thereafter, the top-heavy vesting schedule described within Subsection 1.22(c) of the Adoption Agreement shall automatically apply in lieu of any less favorable schedule specified in the Eligibility, Service and Vesting Addendum to the Adoption Agreement. The top-heavy vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those already subject to a vesting schedule which vests at least as rapidly in all cases as the schedule described within Subsection 1.22(c), including benefits accrued before the Plan becomes a "top-heavy plan". Notwithstanding the foregoing provisions of this Section 15.05, the top-heavy vesting schedule does not apply to the Account of any Participant who does not have an Hour of Service after the Plan initially becomes or is deemed to have become a "top- heavy plan" and such Employee's Account attributable to Employer Contributions shall be determined without regard to this Section. 15.06. Exclusion of Collectively-Bargained Employees. Notwithstanding any other provision of this Article 15, Employees who are included in a unit covered by a collective bargaining agreement between employee representatives and one or more employers may be included in determining whether or not the Plan is a "top-heavy plan"; provided, however, that if a "key employee" is covered by a collective bargaining agreement for the "determination period," all Employees covered by such agreement shall be included. No Employees in a unit covered by a collective bargaining agreement shall be entitled to a minimum contribution under Section 15.03 or accelerated vesting under Section 15.05, unless otherwise provided in the collective bargaining agreement. Article 16. Amendment and Termination. 16.01. Amendments by the Employer that do not Affect Pre-Approved Status. The Employer reserves the authority through a board of directors' resolution or similar action, subject to the provisions of Article 1 and Section 16.04, to amend the Plan as provided herein, and such amendment shall not affect the status of the Plan as a pre-approved plan. (a) The Employer may amend the Adoption Agreement to make a change or changes in the provisions previously elected by it. Such amendment may be made either by (1) completing an amended Adoption Agreement, DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 57 or (2) adopting an amendment in the form provided by the Pre-Approved Plan Provider. Any such amendment must be filed with the Trustee. (b) The Employer may adopt certain model amendments published by the Internal Revenue Service which specifically provide that their adoption shall not cause the Plan to be treated as an individually designed plan. (c) The Employer may adopt or change the separate loan procedures described in Section 9.03 by a board of directors' resolution or similar action, or any procedure established thereby. 16.02. Amendments by the Employer Adopting Provisions not Included in Pre-Approved Plan, through the Plan Superseding Provisions Addendum. The Employer reserves the authority, subject to the provisions of Section 16.04, to amend the Plan by adopting provisions that are not included in the Pre-Approved Plan. Such amendment(s) shall be made through use of the Plan Superseding Provisions Addendum to the Adoption Agreement. In accordance with Section 1.26(a), the following amendments will not impact reliance on the opinion letter: (a) Amendments to administrative provisions of the plan such as provisions relating to investments, plan claims procedures, and employer contact information provided the amended provisions are not in conflict with any other provision of the plan and do not cause the plan to fail to qualify under Code Section 401(a). (b) Interim amendments or discretionary amendments that are related to a change in qualification requirements. An Employer that amends the Plan for any other reason will no longer have reliance on the opinion letter. 16.03. Amendment by the Pre-Approved Plan Provider. Effective as of the date the Pre-Approved Plan Provider receives approval from the Internal Revenue Service of the Pre-Approved Plan, the Pre-Approved Plan Provider may in its discretion amend the Pre-Approved Plan at any time, which amendment may also apply to the Plan maintained by the Employer. The Pre-Approved Plan Provider shall satisfy any recordkeeping and notice requirements imposed by the Internal Revenue Service in order to maintain its amendment authority. The Pre-Approved Plan Provider shall provide a copy of any such amendment to each Employer adopting its Pre-Approved Plan at the Employer's last known address as shown on the books maintained by the Pre-Approved Plan Provider or its affiliates. The Pre-Approved Plan Provider will no longer have the authority to amend the Plan on behalf of an adopting Employer as of the earlier of (a) the date of the adoption of an Employer amendment to the Plan to incorporate a provision that is not allowable in the pre-approved plan program, as described in Section 6.03 of Rev. Proc. 2017-41 (or the successor thereto), or (b) the date the Internal Revenue Service gives notice that the Plan is being treated as an individually-designed plan due to the nature and extent of amendments, pursuant to Section 8.06(3) of Rev. Proc. 2017-41 (or the successor thereto). 16.04. Amendments Affecting Vested Interest and/or Accrued Benefits. Except as permitted by Section 16.05, Section 1.20(d) of the Adoption Agreement, and/or Code Section 411(d)(6) and regulations issued thereunder, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Account or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment. Furthermore, if the vesting schedule of the Plan is amended, the nonforfeitable interest of a Participant in his Account, determined as of the later of the date the amendment is adopted or the date it becomes effective, shall not be less than the Participant's nonforfeitable interest in his Account determined without regard to such amendment. If the Plan's vesting schedule is amended because of a change to "top-heavy plan" status, as described in Subsection 15.01(g), the accelerated vesting provisions of Section 15.05 shall continue to apply for all Plan Years thereafter, regardless of whether the Plan is a "top-heavy plan" for such Plan Year. 16.05. Retroactive Amendments made by Pre-Approved Plan Provider. An amendment made by the Pre-Approved Plan Provider in accordance with Section 16.03 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if, in published guidance, the Internal Revenue Service either permits or requires such an amendment to be made to enable the Plan and Trust to satisfy the applicable requirements of the Code and all requirements for the retroactive amendment are satisfied. 16.06. Termination and Discontinuation of Contributions. The Employer has adopted the Plan with the intention and expectation that assets shall continue to be held under the Plan on behalf of Participants and their Beneficiaries indefinitely and, unless the Plan is a frozen plan as provided in Subsection 1.01(g)(5) of the Adoption Agreement, that contributions DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 58 under the Plan shall be continued indefinitely. However, said Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may amend the Plan to discontinue contributions under the Plan or terminate the Plan at any time without any liability hereunder for any such discontinuance or termination. If the Plan is not already a frozen plan, the Employer may amend the Plan to discontinue further contributions to the Plan by selecting Subsection 1.01(g)(5) of the Adoption Agreement. An Employer that has selected in Subsection 1.01(g)(5) may change its selection and provide for contributions under the Plan to recommence with the intention that such contributions continue indefinitely, as provided in the preceding paragraph. The Employer may terminate the Plan by written notice delivered to the Trustee. Notwithstanding the effective date of the termination of the Plan, loan payments being made pursuant to Section 9.07 shall continue to be remitted to the Trust until the loan has been defaulted or distributed pursuant to Sections 9.10 and 9.11 or Section 9.13, respectively. 16.07. Distribution upon Termination of the Plan. Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, each Participant (including a terminated Participant with respect to amounts not previously forfeited by him) who is affected by such termination or partial termination or discontinuance shall have a vested interest in his Account of 100 percent. Subject to Section 12.01 and Article 14, upon receipt of instructions from the Administrator, the Trustee shall distribute to each Participant or other person entitled to distribution the balance of the Participant's Account in a single lump sum payment. In the absence of such instructions, the Trustee shall notify the Administrator of such situation and the Trustee shall be under no duty to make any distributions under the Plan until it receives instructions from the Administrator. Upon the completion of such distributions, the Trust shall terminate, the Trustee shall be relieved from all liability under the Trust, and no Participant or other person shall have any claims thereunder, except as required by applicable law. If distribution is to be made to a Participant or Beneficiary who cannot be located, following the Administrator’s completion of such search methods as described in applicable Department of Labor guidance, the Administrator shall give instructions to the Trustee to roll over the distribution to an individual retirement account established by the Administrator in the name of the missing Participant or Beneficiary, which account shall satisfy the requirements of the Department of Labor automatic rollover safe harbor generally applicable to amounts less than or equal to the maximum cashout amount specified in Code Section 401(a)(31)(B)(ii) ($5,000 as of January 1, 2018) that are mandatorily distributed from the Plan. In the alternative, the Employer may direct the Trustee, subject to applicable guidance, to transfer the Account of any such missing Participant or Beneficiary, regardless of the amount of any such Account to the Pension Benefit Guarantee Corporation. In the absence of such instructions, the Trustee shall make no distribution to the distributee. 16.08. Merger or Consolidation of Plan; Transfer of Plan Assets. In case of any merger or consolidation of the Plan with, or transfer of assets and liabilities of the Plan to, any other plan, provision must be made so that each Participant would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated. Article 17. Amendment and Continuation of Prior Plan; Transfer of Funds to or from Other Qualified Plans. 17.01. Amendment and Continuation of Prior Plan. In the event the Employer has previously established a plan (the "prior plan") which is a defined contribution plan under the Code and which on the date of adoption of the Plan meets the applicable requirements of Code Section 401(a), the Employer may, in accordance with the provisions of the prior plan, amend and restate the prior plan in the form of the Plan and become the Employer hereunder, subject to the following: (a) Subject to the provisions of the Plan, each individual who was a Participant in the prior plan immediately prior to the effective date of such amendment and restatement shall become a Participant in the Plan on the effective date of the amendment and restatement, provided he is an Eligible Employee as of that date. (b) Except as provided in Section 16.04, no election may be made under the vesting provisions of the Adoption Agreement if such election would reduce the benefits of a Participant under the Plan to less than the benefits to which he would have been entitled if he voluntarily separated from the service of the Employer immediately prior to such amendment and restatement. (c) No amendment to the Plan shall decrease a Participant's accrued benefit or eliminate an optional form of benefit, except as permitted under Subsection 1.20(d) of the Adoption Agreement. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 59 (d) The amounts standing to the credit of a Participant's account immediately prior to such amendment and restatement which represent the amounts properly attributable to (1) contributions by the Participant and (2) contributions by the Employer and forfeitures shall constitute the opening balance of his Account or Accounts under the Plan. (e) Amounts being paid to an Inactive Participant or to a Beneficiary in accordance with the provisions of the prior plan shall continue to be paid in accordance with such provisions. (f) Any election and waiver of the "qualified preretirement survivor annuity", as defined in Section 14.01, in effect after August 23, 1984, under the prior plan immediately before such amendment and restatement shall be deemed a valid election and waiver of Beneficiary under Section 14.04 if such designation satisfies the requirements of Sections 14.05 and 14.06, unless and until the Participant revokes such election and waiver under the Plan. (g) Except as otherwise agreed within the Service Agreement, all assets of the predecessor trust shall be invested by the Trustee as soon as reasonably practicable pursuant to Article 8. The Employer agrees to assist the Trustee in any way requested by the Trustee in order to facilitate the transfer of assets from the predecessor trust to the Trust Fund. 17.02. Transfer of Funds from an Existing Plan. The Employer may from time to time direct the Trustee, in accordance with such rules as the Trustee may establish, to accept cash, Fund Shares or participant loan promissory notes transferred for the benefit of Participants from a trust forming part of another qualified plan under the Code, provided such plan is a defined contribution plan. Such transferred assets shall become assets of the Trust as of the date they are received by the Trustee. Such transferred assets shall be credited to Participants' Accounts in accordance with their respective interests immediately upon receipt by the Trustee. A Participant's vested interest under the Plan in transferred assets which were fully vested and nonforfeitable under the transferring plan or which were transferred to the Plan in a manner intended to satisfy the requirements of subsection (b) of this Section shall be fully vested and nonforfeitable at all times. A Participant's interest under the Plan in transferred assets which were transferred to the Plan in a manner intended to satisfy the requirements of subsection (a) of this Section shall be determined in accordance with the terms of the Plan, but applying the Plan's vesting schedule or the transferor plan's vesting schedule, whichever is more favorable, for each year of Vesting Service completed by the Participant. Such transferred assets shall be invested by the Trustee in accordance with the provisions of Subsection 17.01(g) as if such assets were transferred from a prior plan, as defined in Section 17.01. Except as otherwise provided below, no transfer of assets in accordance with this Section 17.02 may cause a loss of an accrued or optional form of benefit protected by Code Section 411(d)(6). The terms of the Plan as in effect at the time of the transfer shall apply to amounts transferred to the Plan from another defined contribution plan regardless of whether such application would have the effect of eliminating or reducing an optional form of benefit provided by such other plan that is protected by Code Section 411(d)(6) and that was previously available with respect to the transferred amount, provided that such transfer satisfies the requirements set forth in either (a) or (b): (a) (1) The transfer is conditioned upon a voluntary, fully informed election by the Participant to transfer his entire account balance to the Plan. As an alternative to the transfer, the Participant is offered the opportunity to retain the form of benefit previously available to him (or, if the transferor plan is terminated, to receive any optional form of benefit for which the participant is eligible under the transferor plan as required by Code Section 411(d)(6)); (2) The amounts being transferred are not part of either (i) a qualified cash or deferred arrangement or (ii) an employee stock ownership plan, as defined in Code Section 4975(e)(7); (3) The defined contribution plan from which the transfer is made is not a money purchase pension plan and (4) The transfer is made either in connection with an asset or stock acquisition, merger or other similar transaction involving a change in employer of the employees of a trade or business (i.e., an acquisition or disposition within the meaning of Section 1.410(b)-2(f) of the Treasury Regulations) or in connection with the participant's change in employment status such that the participant is not entitled to additional allocations under the transferor plan. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 60 (b) (1) The transfer satisfies the requirements of subsection (a)(1) of this Section 17.02; (2) The transfer occurs at a time when the Participant is eligible, under the terms of the transferor plan, to receive an immediate distribution of his account; (3) The transfer occurs at a time when the participant is not eligible to receive an immediate distribution of his entire nonforfeitable account balance in a single sum distribution that would consist entirely of an eligible rollover distribution within the meaning of Code Section 401(a)(31)(C); and (4) The amount transferred, together with the amount of any contemporaneous Code Section 401(a)(31) direct rollover to the Plan, equals the entire nonforfeitable account of the participant whose account is being transferred. It is the Employer's obligation to ensure that all assets of the Plan, other than those maintained in a separate trust or fund, are transferred to the Trustee. 17.03. Transfer of Assets from Trust. The Employer may direct the Trustee to transfer all or a specified portion of the Trust assets to any other plan or plans maintained by the Employer or the employer or employers of an Inactive Participant or Participants, provided that the Trustee has received evidence satisfactory to it that such other plan meets all applicable requirements of the Code, subject to the following: (a) The assets so transferred shall be accompanied by instructions from the Employer naming the persons for whose benefit such assets have been transferred, showing separately the respective contributions by the Employer and by each Inactive Participant, if any, and identifying the assets attributable to the various contributions. The Trustee shall not transfer assets hereunder until all applicable filing requirements are met. The Trustee shall have no further liabilities with respect to assets so transferred. (b) A transfer of assets made pursuant to this Section may result in the elimination or reduction of an optional form of benefit protected by Code Section 411(d)(6), provided that the transfer satisfies the requirements set forth in either (1) or (2): (1) (i) The transfer is conditioned upon a voluntary, fully informed election by the Participant to transfer his entire Account to the other defined contribution plan. As an alternative to the transfer, the Participant is offered the opportunity to retain the form of benefit previously available to him (or, if the Plan is terminated, to receive any optional form of benefit for which the Participant is eligible under the Plan as required by Code Section 411(d)(6)); (ii) If the Plan includes a qualified cash or deferred arrangement under Code Section 401(k), the defined contribution plan to which the transfer is made must include a qualified cash or deferred arrangement; and (iii) The transfer is made either in connection with an asset or stock acquisition, merger or other similar transaction involving a change in employer of the employees of a trade or business (i.e., an acquisition or disposition within the meaning of Section 1.410(b)-2(f) of the Treasury Regulations) or in connection with the Participant's change in employment status such that the Participant becomes an Inactive Participant. (2) (i) The transfer satisfies the requirements of subsection (1)(i) of this Section; (ii) The transfer occurs at a time when the Participant is eligible, under the terms of the Plan, to receive an immediate distribution of his benefit; (iii) The transfer occurs at a time when the Participant is not eligible to receive an immediate distribution of his entire nonforfeitable Account in a single sum distribution that would consist entirely of an eligible rollover distribution within the meaning of Code Section 401(a)(31)(C); (iv) The Participant is fully vested in the transferred amount in the transferee plan; and (v) The amount transferred, together with the amount of any contemporaneous Code Section 401(a)(31) direct rollover to the transferee plan, equals the entire nonforfeitable Account of the Participant whose Account is being transferred. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 61 Article 18. Miscellaneous. 18.01. Communication to Participants. The Plan shall be communicated to all Eligible Employees by the Employer promptly after the Plan is adopted. 18.02. Limitation of Rights. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event shall the terms of employment or service of any Participant be modified or in any way affected hereby. It is a condition of the Plan, and each Participant expressly agrees by his participation herein, that each Participant shall look solely to the assets held in the Trust for the payment of any benefit to which he is entitled under the Plan. No Participant or Beneficiary shall have or acquire any right, title or interest in or to the Plan assets or any portion of the Plan assets, except by the actual payment or distribution from the Plan to such Participant or Beneficiary of such Participant’s or Beneficiary’s benefit to which he or she is entitled under the provisions of the Plan. Whenever the Plan pays a benefit in excess of the maximum amount of payment required under the provisions of the Plan, the Administrator will have the right to recover any such excess payment, plus earnings at the Administrator’s discretion, on behalf of the Plan from the Participant and/or Beneficiary, as the case may be. Notwithstanding anything to the contrary herein stated, this right of recovery includes, but is not limited to, a right of offset against future benefit payments to be paid under the Plan to the Participant and/or Beneficiary, as the case may be, which the Administrator may exercise in its sole discretion. 18.03. Nonalienability of Benefits. Except as provided in Code Sections 401(a)(13)(C) and (D)(relating to offsets ordered or required under a criminal conviction involving the Plan, a civil judgment in connection with a violation or alleged violation of fiduciary responsibilities under ERISA, or a settlement agreement between the Participant and the Department of Labor in connection with a violation or alleged violation of fiduciary responsibilities under ERISA), Section 1.401(a)- 13(b)(2) of the Treasury Regulations (relating to Federal tax levies), or as otherwise required by law, the benefits provided hereunder shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected shall not be recognized. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined in accordance with procedures established by the Administrator to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985. 18.04. Qualified Domestic Relations Orders Procedures. The Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Participant and any alternate payee named in the order shall be notified, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Administrator must determine the qualified status of the order. The Participant and each alternate payee shall be provided notice of such determination by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with the Department of Labor regulations. If any portion of the Participant's Account is payable during the period the Administrator is making its determination of the qualified status of the domestic relations order, the Administrator must make a separate accounting of the amounts payable. If the Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Administrator shall direct the Trustee to distribute the payable amounts in accordance with the order. If the determination of the qualified status of the order is not made within the 18- month determination period, the Administrator shall direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and shall apply the order prospectively if the Administrator later determines that the order is a qualified domestic relations order. The Trustee shall set up segregated accounts for each alternate payee as directed by the Administrator. A domestic relations order shall not fail to be deemed a qualified domestic relations order merely because it permits distribution or requires segregation of all or part of a Participant's Account with respect to an alternate payee prior to the Participant's earliest retirement age (as defined in Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of the earliest retirement age is available only if the alternate payee consents to a distribution occurring prior to the Participant's attainment of earliest retirement age. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 62 Notwithstanding any other provisions of this Section or of a domestic relations order, if the Employer has elected to cash out small Accounts as provided in Subsection 1.20(e)(1) of the Adoption Agreement and the alternate payee's benefits under the Plan do not exceed the maximum cash out limit permitted under Code Section 411(a)(11)(A), distribution shall be made to the alternate payee in a lump sum as soon as practicable following the Administrator's determination that the order is a qualified domestic relations order. 18.05. Application of Plan Provisions for Multiple Employer Plans. When elected in the Participating Employers Addendum to the Adoption Agreement, and notwithstanding any other provision of the Plan to the contrary, if one of the Employers designated in the Participating Employers Addendum is not or has ceased to be a Related Employer (hereinafter "un-Related Employer"), the Plan shall be treated as a multiple employer plan (as defined in Code Section 413(c)) in accordance with applicable guidance. Any subsequent removal of an un-Related Employer will not be treated as a termination of the Plan with regard to that un-Related Employer and not be considered a distributable event for Participants still employed with that un-Related Employer. For the period, if any, that the Plan is a multiple employer plan, each un-Related Employer shall be treated as a separate Employer for purposes of contributions, application of the "ADP" and "ACP" tests described in Sections 6.03 and 6.06, application of the Code Section 415 limitations described in Section 6.12, top-heavy determinations and application of the top-heavy requirements under Article 15, and application of such other Plan provisions as the Employers determine to be appropriate. For any such period, the Pre-Approved Plan Provider shall continue to treat the Employer as an adopter of this Pre-Approved Plan for purposes of notice or other communications in connection with the Plan, and other Plan-related services. The Administrator shall be responsible for administering the Plan as a multiple employer plan. 18.06. Veterans Reemployment Rights. Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u) and the regulations thereunder. The Administrator shall notify the Trustee of any Participant with respect to whom additional contributions are made because of qualified military service. Additional contributions made to the Plan pursuant to Code Section 414(u) shall be treated as Deferral Contributions (if Option 1.07(a)(3) is selected in the Adoption Agreement, including, to the extent designated by the Participant, Roth 401(k) Contributions), Employee Contributions, Matching Employer Contributions, Qualified Matching Employer Contributions, Qualified Nonelective Employer Contributions, or Nonelective Employer Contributions based on the character of the contribution they are intended to replace; provided, however, that the Plan shall not be treated as failing to meet the requirements of Code Section 401(a)(4), 401(k)(3), 401(k)(12), 401(m), 410(b), or 416 by reason of the making of or the right to make such contribution. Notwithstanding the foregoing, Participants dying and/or becoming disabled while performing qualified military service as defined in Code Section 414(u)(5) shall not be treated as having resumed employment pursuant to this Section on the day prior to dying or becoming disabled for purposes of calculating contributions pursuant to Code Section 414(u)(9). 18.07. Facility of Payment. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Trustee to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under state law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient. 18.08. Information between Employer and/or Administrator and Trustee. The Employer and/or Administrator will furnish the Trustee, and the Trustee will furnish the Employer and/or Administrator, with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code and any regulations issued or forms adopted by the Treasury Department thereunder or under the provisions of ERISA and any regulations issued or forms adopted by the Department of Labor thereunder. 18.09. Effect of Failure to Qualify Under Code. Notwithstanding any other provision contained herein, if the Employer's plan fails to be a qualified plan under the Code, such plan can no longer participate in this pre-approved plan arrangement and shall be considered an individually designed plan. 18.10. Directions, Notices and Disclosure. Any notice or other communication in connection with this Plan shall be deemed delivered in writing if addressed as follows and if either actually delivered at said address or, in the case of a letter, DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 63 three business days shall have elapsed after the same shall have been deposited in the United States mail, first-class postage prepaid and registered or certified: (a) If to the Employer or Administrator, to it at such address as the Administrator shall direct pursuant to the Service Agreement; (b) If to the Trustee, to it at the address set forth in Section 1.29 of the Adoption Agreement; or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addressor's then effective notice address. Any direction, notice or other communication provided to the Employer, the Administrator or the Trustee by another party which is stipulated to be in written form under the provisions of this Plan may also be provided in any medium which is permitted under applicable law or regulation. Any written communication or disclosure to Participants required under the provisions of this Plan may be provided in any other medium (electronic, telephone or otherwise) that is permitted under applicable law or regulation. 18.11. Governing Law. Unless provided otherwise in the Adoption Agreement, the Plan shall be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts. 18.12. Discharge of Duties by Fiduciaries. The Trustee, the Employer and any other fiduciary shall discharge their duties under the Plan in accordance with the requirements of ERISA solely in the interests of Participants and their Beneficiaries and with the care, skill, prudence, and diligence under the applicable circumstances that a prudent man acting in a like capacity and familiar with such matters would use in conducting an enterprise of like character with like aims. Article 19. Plan Administration. 19.01. Powers and Responsibilities of the Administrator. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the requirements of ERISA. The Administrator is the agent for service of legal process for the Plan. In addition to the powers and authorities expressly conferred upon it in the Plan, the Administrator shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the discretionary power and authority to interpret and construe the provisions of the Plan, such interpretation to be final and conclusive on all persons claiming benefits under the Plan; to make benefit determinations; to utilize the correction programs or systems established by the Internal Revenue Service (such as the Employee Plans Compliance and Resolution System) or the Department of Labor; and to resolve any disputes arising under the Plan. The Employer may elect through Section 1.01(c) of the Adoption Agreement to allocate the responsibilities of the Administrator among one or more persons or entities as indicated therein or within the Fiduciary Addendum to the Adoption Agreement. The Administrator may also, by written instrument, allocate and delegate its fiduciary responsibilities in accordance with ERISA Section 405, including allocation of such responsibilities to an administrative committee or committees formed to administer the Plan. 19.02. Nondiscriminatory Exercise of Authority. Whenever, in the administration of the Plan, any discretionary action by the Administrator, Investment Fiduciary or other fiduciary named on the Fiduciary Addendum to the Adoption Agreement is required, such fiduciary shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated shall receive substantially the same treatment. 19.03. Claims and Review Procedures. As required under Section 2560.503-1(b)(2) of Regulations issued by the Department of Labor, the claims and review procedures are described in detail in the summary plan description for the Plan. Unless provided otherwise in the Adoption Agreement, claims will also be subject to the restrictions described below. A Participant, Beneficiary or alternate payee (collectively referred to as “Claimant” in this section) seeking judicial review of an adverse benefit determination under the Plan, whether in whole or in part, is required to exhaust all claims and review procedures under the Plan as described in the summary plan description for the Plan before filing suit in state or federal court. The Claimant must file any suit or legal action (including, without limitation, a civil action under Section 502(a) of ERISA) within 12 months of the date the final adverse benefit determination is issued. Notwithstanding the foregoing, any Claimant that fails to engage in or exhaust the claims and review procedures must file any suit or legal action within 12 months of the date of the alleged facts or conduct giving rise to the claim (including, without limitation, the date the Claimant alleges he or she became entitled to the Plan benefits requested in the suit or legal action). A Claimant who fails to file such suit or legal action within the 12 months limitations period will lose any rights to bring any such suit or legal action thereafter. In any DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 06/30/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 64 such suit or legal action, a Claimant is prohibited from presenting any evidence not timely presented as part of the Plan’s administrative claims review process. 19.04. Named Fiduciary. The Administrator is a "named fiduciary" for purposes of ERISA Section 402(a)(1) and has the powers and responsibilities with respect to the management and operation of the Plan described herein. 19.05. Costs of Administration. All reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust may be paid from the forfeitures (if any) resulting under Section 11.08, from the ERISA account established under this Section, if any, or from the remaining Trust Fund. All such costs and expenses paid from the remaining Trust Fund shall, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants as directed by the Administrator. Amounts a service provider agrees to credit to the Plan in recognition of the service provider’s compensation for Plan services may be allocated to an ERISA account from which the Administrator may pay Plan expenses and/or allocate amounts to the Accounts of Participants and Beneficiaries pro rata based on their Account balances in the Trust or as set forth in the Fiduciary Addendum to the Adoption Agreement. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 07/29/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 65 PRE-APPROVED DEFINED CONTRIBUTION PLAN Addendum RE: The Bipartisan Budget Act of 2018, and Code Sections 401(k) and 401(m) 2019 Final Hardship Regulations Amendments for Fidelity Basic Plan Document No. 17 PREAMBLE Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect statutory changes pursuant to the Bipartisan Budget Act of 2018 (BBA) and Code Sections 401(k) and 401(m) 2019 Final Hardship Regulations and any related guidance. This amendment is intended as good faith compliance with the requirements of the BBA and those final regulations and is to be construed in accordance with guidance issued thereunder. Except as provided otherwise below, the amendments contained herein shall be effective for Plan Years beginning after December 31, 2018. Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment. Article 1. Qualified Matching Employer Contributions. Section 5.09 is amended by replacing the first paragraph in its entirety with the following: If so provided by the Employer in Subsection 1.11(f) of the Adoption Agreement, prior to making its Matching Employer Contribution (other than any 401(k) Safe Harbor Matching Employer Contribution) to the Plan, the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution. The Employer shall notify the Trustee of such designation at the time it makes its Matching Employer Contribution. Qualified Matching Employer Contributions shall be distributable only in accordance with the distribution provisions that are applicable to Deferral Contributions; provided, however, that a Participant shall not be permitted to take Qualified Matching Employer Contributions as part of a Qualified Reservist Distribution pursuant to Section 10.08. Qualified Matching Employer Contributions shall not be included in the amounts available for hardship withdrawals unless specified in the In-Service Withdrawals Addendum. Article 2. Qualified Nonelective Employer Contributions Section 5.07 is amended by replacing the last paragraph it in its entirety with the following: Qualified Nonelective Employer Contributions shall be distributable only in accordance with the distribution provisions that are applicable to Deferral Contributions; provided, however, that a Participant shall not be permitted to take Qualified Nonelective Employer Contributions as part of a Qualified Reservist Distribution pursuant to Section 10.08. Qualified Nonelective Employer Contributions shall not be included in the amounts available for hardship withdrawals unless specified in the In-Service Withdrawals Addendum. Article 3. Hardship Distributions Section 10.05 is amended and replaced in its entirety with the following: If so provided by the Employer in Subsection 1.19(a) of the Adoption Agreement, a Participant who continues in employment as an Employee may apply for a hardship withdrawal. Unless provided otherwise in the Service Agreement, the Participant may apply by certifying to the Administrator all of the required criteria specified in this Section. Such certification shall represent that the Participant has documentation substantiating the hardship. Such a hardship withdrawal may include all or any portion of the Accounts specified by the Employer in Subsection 1.19(a)(1) of the Adoption Agreement and the In-Service Withdrawals Addendum to the Adoption Agreement, if applicable. The minimum amount, if any, that a Participant may withdraw because of hardship is the dollar amount specified by the Employer in Subsection 1.19(a) of the Adoption Agreement. For purposes of this Section 10.05, a withdrawal is made on account of hardship if made on account of an immediate and heavy financial need of the Participant where such Participant lacks other available resources. The Administrator shall direct the Trustee with respect to hardship withdrawals and those withdrawals shall be based on the following special rules: (a) The following are the only financial needs considered immediate and heavy: DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 07/29/2020 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 66 (1) expenses incurred or necessary for medical care (that would be deductible under Code Section 213(d), determined without regard to whether the expenses exceed any applicable income limit) of the Participant, the Participant's Spouse, children, or dependents, or a primary beneficiary of the Participant; (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) payment of tuition, related educational fees, and room and board for the next 12 months of postsecondary education for the Participant, the Participant's Spouse, children or dependents (as defined in Code Section 152, without regard to subsections (b)(1), (b)(2), and (d)(1)(B) thereof), or a primary beneficiary of the Participant; (4) payments necessary to prevent the eviction of the Participant from, or a foreclosure on the mortgage on, the Participant's principal residence; (5) payments for funeral or burial expenses for the Participant's deceased parent, Spouse, child, or dependent (as defined in Code Section 152, without regard to subsection (d)(1)(B) thereof), or a primary beneficiary of the Participant; (6) expenses for the repair of damage to the Participant's principal residence that would qualify for a casualty loss deduction under Code Section 165 (determined without regard to Code Section 165(h)(5) and whether the loss exceeds any applicable income limit); (7) expenses and losses (including loss of income) incurred by the Participant on account of a disaster declared by the Federal Emergency Management Agency (FEMA) under the Robert T. Stafford Disaster Relief and Emergency Assistance Act, Public Law 100-707, provided that (8) the employee's principal residence or principal place of employment at the time of the disaster was located in an area designated by FEMA for individual assistance with respect to the disaster; or any other financial need determined to be immediate and heavy under rules and regulations issued by the Secretary of the Treasury or his delegate; provided, however, that any such financial need shall constitute an immediate and heavy need under this paragraph (8) no sooner than administratively practicable following the date such rule or regulation is issued. For purposes of this Section, the term “primary beneficiary” means a Beneficiary under the Plan who has an unconditional right to all or a portion of the Participant’s Account upon the death of the Participant. (b) Except to the extent provided otherwise on the Adoption Agreement Addendum regarding the Bipartisan Budget Act of 2018, and Code Sections 401(k) and 401(m) 2019 Final Hardship Regulations, the distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if: (1) The Participant has obtained all distributions, other than the hardship withdrawal. (2) The withdrawal amount is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution). The Pre-Approved Plan Provider (Fidelity Management & Research Company) executed this Amendment by separate resolution on July 29, 2020. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 09/29/2022 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 67 PRE-APPROVED DEFINED CONTRIBUTION PLAN AMENDMENT to Fidelity Basic Plan Document No. 17 RE: Coronavirus Aid, Relief, and Economic Security Act PREAMBLE Adoption and Effective Date of Amendment. This document amends the Basic Plan Document and is adopted by the Pre- Approved Plan Provider on behalf of adopting Employers for such Employer’s Plan, to reflect statutory changes pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and any related guidance (this “CARES Act Amendment”). The Employer may further modify this CARES Act Amendment through the addendum, prepared by the Preapproved Plan Provider, to the Adoption Agreement prepared to reflect statutory changes pursuant to the CARES Act and any related guidance (the “CARES Act Addendum”). This CARES Act Amendment and the CARES Act Addendum are intended as good-faith compliance with the requirements of the CARES Act, and are to be construed in accordance with guidance issued thereunder, regardless of when such guidance is issued. Except as provided otherwise below or by the Employer through the CARES Act Addendum, this CARES Act Amendment shall be effective beginning January 1, 2020. Supersession of Inconsistent Provisions. This CARES Act Amendment shall supersede the provisions of the Basic Plan Document and the Plan to the extent those provisions are inconsistent with the provisions of this CARES Act Amendment. However, this CARES Act Amendment shall be interpreted in concert with the CARES Act Addendum. Except as otherwise provided in this CARES Act Amendment, terms defined in the Plan will have the same meaning in this CARES Act Amendment. The Article headings Articles 1 (CARES Act Distribution), 2 (CARES Act Loans), and 3 (Modification of Minimum Distribution Rules for 2020) and references to those Articles and their Subarticles are references for this CARES Act Amendment only and do not relate to the Basic Plan Document’s numbering and references. Article 1. CARES Act Distribution. The following is added as a new section, Section 10.10, at the end of Article 10, In- Service Withdrawals, of the Basic Plan Document. 10.10. CARES Act Distributions. Unless provided otherwise in the Adoption Agreement (as amended by the CARES Act Addendum), the Plan allows a Participant who is a Qualified Individual to take a CARES Act Distribution from any vested balances in all sub-accounts where available, except for assets transferred from a money purchase pension plan. (a) “CARES Act Distribution” is a distribution made from an eligible retirement plan, as defined under section 402(c)(8)(B) of the Code, on or after January 1, 2020, and before December 31, 2020, to a Qualified Individual. The aggregate amount of distributions received by a Qualified Individual that may be treated as a CARES Act Distribution cannot exceed $100,000. Notwithstanding this limit, for the Plan, a CARES Act distribution, when aggregated with all other CARES Act Distributions the Qualified Individual made under the Plan (and under any other plan maintained by the Employer or a Related Employer), cannot exceed $100,000. The Administrator may rely on a Participant’s certification that the Participant satisfies a condition to be a Qualified Individual unless the Administrator has actual knowledge to the contrary. A CARES Act Distribution must be made in accordance with and pursuant to the distribution provisions of the Plan, except that: (1) Any CARES Act Distribution of amounts attributable to eligible Participant's Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions Accounts shall be deemed to be made after the occurrence of any distributable events otherwise applicable under Code section 401(k)(2)(B)(i), such as termination of employment (and shall be deemed permissible under Section 12.01); (2) The requirements of Code sections 401(a)(31), 402(f) and 3405 and Section 13.04 shall not apply; (3) Restrictions based on the Participant’s age and/or length of Plan participation, or how long Nonelective and/or Matching Employer Contributions have been held in the Plan, do not apply; DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 09/29/2022 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 68 (4) Restrictions applicable to terminated Participants not allowing for partial distributions do not apply. Terminated Participants may take partial distributions of their Account as a CARES Act Distribution. (b) “Qualified Individual” is defined in section 2202(a)(4)(A)(ii) of the CARES Act and Section 1B of Notice 2020-50. (c) “Member of the Participant’s Household” is someone who shares the Participant’s principal residence. (d) Recontribution of a CARES Act Distribution. An Eligible Employee who may make Rollover Contributions to the Plan, as specified in Section 1.09(a) of the Adoption Agreement, may recontribute any part of a CARES Act Distribution to the Plan if the Plan permits Rollover Contributions in Subsection 1.09(a) of the Adoption Agreement at the time of recontribution. Any such recontribution will be treated as having been made in a direct rollover to the Plan, provided the recontribution is made during the three-year period beginning on the day after the date on which the Eligible Employee received the CARES Act Distribution being recontributed and does not exceed the amount of the CARES Act Distributions to which the rollover relates. CARES Act Recontributions are available for CARES Act Distributions taken from the Plan or from another eligible retirement plan as defined under section 402(c)(8)(B) of the Code. Unless the Administrator has actual knowledge to the contrary, the Administrator may rely on the Eligible Employee’s certification that they satisfy the conditions to recontribute a CARES Act Distribution, in determining whether a distribution is a coronavirus-related distribution that is eligible for recontribution. Article 2. CARES Act Loans 2.1. Limitation on Loan Amount. Section 9.05 of the Basic Plan Document is amended to add the following to the end of the section: If so provided in the Plan’s loan procedures, for loans made to a Qualified Individual from the date described in the Adoption Agreement (as amended by the CARES Act Addendum) until September 22, 2020 (a “CARES Act Loan”), the dollar limit in (a) may be increased up to $100,000 (or such other amount as may be provided in the applicable Code provision) and the portion of the Account in (b) may be “all of the “participant’s” vested interest in his Account” instead of “one-half the present value of the “participant’s” vested interest in his Account.” 2.2. Level Amortization. Section 9.07 of the Basic Plan Document is amended to add the following to the end of the section: A CARES Act Loan will include a loan repayment Deferment Period. For a CARES Act Loan, the “Deferment Period” begins on the date of the CARES Act Loan was made to the Participant and ends December 31, 2020. Interest will continue to accrue during the Deferment Period. The repayment amount of the re-amortized CARES Act Loan will reflect the outstanding principal balance of the CARES Act Loan and the accrued interest on the CARES Act Loan including the interest that accrued during the Deferment Period. The loan period will be extended by the length of the Deferment Period. If so elected by the Employer in Section (c) of the CARES Act Addendum, Qualified Individuals are also permitted to delay the repayment of Participant loans outstanding on or after March 27, 2020 that are not a CARES Act Loan. For a loan that is not a CARES Act Loan, the “Deferment Period” begins on the date the Participant directs Fidelity to delay repayment and ends December 31, 2020, and interest continues to accrue during the Deferment Period. The repayment amount of the re- amortized loan will reflect the outstanding principal balance of the loan and the accrued interest on the loan including the interest that accrued during the Deferment Period. 2.3. Security. Section 9.08 of the Basic Plan Document is amended to add the following to the end of the section: If so provided in the Plan’s loan procedures, a CARES Act Loan must be secured by the "participant's" vested interest in his Account not to exceed 100 percent of such vested interest. Article 3. Modification of Minimum Distribution Rules for 2020 3.1. Except to the extent that the Employer, or its previous pre-approved plan provider, has amended the Plan prior to the end of the first plan year beginning on or after January 1, 2022 to provide otherwise and notwithstanding Section 13.03 of the DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB

Pre-Approved Defined Contribution Plan – 09/29/2022 Basic Plan Document 17 © 2020 FMR LLC All rights reserved. 69 Plan, a Participant or Beneficiary who would have been required to receive required minimum distributions for 2020, but for the enactment of Code Section 401(a)(9)(I) (“2020 RMDs”), and who would have satisfied that requirement by receiving distributions specifically equal to the 2020 RMDs, will not receive those distributions for 2020 unless the Participant or Beneficiary chooses to receive such distributions. 3.2. Any Participant or Beneficiary who has elected a systematic withdrawal plan (“installments”) pursuant to Section 13.01 of the Plan to satisfy (in part or whole) a 2020 RMD is hereby permitted to elect to stop these installments. 3.3. For only those Participants and Beneficiaries who have made the election in Subarticle 3.2, there is hereby added to the Plan a partial withdrawal to allow such a Participant or Beneficiary to withdrawal any part of his or her Account prior to December 31, 2020. 3.4. Participants and Beneficiaries described in Subarticle 3.1 will be given the opportunity to elect to receive 2020 RMDs as described in the preceding sentences of this Article 3. However, a direct rollover will be offered as a payment option only for distributions that would be eligible rollover distributions in the absence of section 401(a)(9)(I) of the Code. 3.5. An Eligible Employee or Participant who may make Rollover Contributions to the Plan, as specified in Section 1.09(a) of the Adoption Agreement and 5.06 of the Basic Plan Document, may rollover any part of the 2020 RMD to the Plan if the Plan permits Rollover Contributions in Subsection 1.09(a) of the Adoption Agreement at the time of rollover. Notwithstanding any other part of the Plan, rollover of 2020 RMDs do not have to occur through a direct rollover if the amount was rolled over to the Trust (1) by August 31, 2020 for amounts originally distributed January 1, 2020 through July 2, 2020 or (2) by the 60th day after the distribution was originally distributed if the amount was originally distributed July 3, 2020 through December 31, 2020. The Pre-Approved Plan Sponsor (Fidelity Management & Research Company) executed this Amendment by separate resolution on September 9, 2022. DocuSign Envelope ID: B42A2439-4858-4E96-A509-32E702A895BB